FIDELITY
INVESTMENT GRADE BOND
FUND

ANNUAL REPORT

APRIL 30, 1999

(2_FIDELITY_LOGOS)

CONTENTS

PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              7   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   23  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  27  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  31  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          32

PROXY VOTING RESULTS   33

OF SPECIAL NOTE        36

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

With 13 record-high closings, the Dow Jones Industrial Average surged nearly 1,000 points in April. What's particularly noteworthy about this performance is that, in some cases, gains were fueled by a rotation out of growth stocks and into issues more sensitive to economic swings. The strength in blue chips, combined with heavy global, corporate and agency bond issuance, contributed to the downward pressure on government security prices.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY INVESTMENT GRADE BOND    5.58%        39.87%        129.92%

LB Aggregate Bond                 6.27%        47.16%        134.33%

Intermediate Investment Grade     5.12%        41.29%        118.16%
Debt  Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the intermediate investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 252 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY INVESTMENT GRADE BOND  5.58%        6.94%         8.68%

LB Aggregate Bond               6.27%        8.03%         8.89%

Intermediate Investment Grade   5.12%        7.15%         8.08%
Debt   Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS

             Investment Grade Bond       LB Aggregate Bond
             00026                       LB001
  1989/04/30      10000.00                    10000.00
  1989/05/31      10210.81                    10263.00
  1989/06/30      10527.61                    10575.00
  1989/07/31      10771.87                    10800.24
  1989/08/31      10603.66                    10640.40
  1989/09/30      10635.73                    10694.67
  1989/10/31      10850.85                    10957.75
  1989/11/30      10927.76                    11061.85
  1989/12/31      10938.03                    11091.72
  1990/01/31      10790.32                    10959.73
  1990/02/28      10818.14                    10994.80
  1990/03/31      10817.83                    11002.50
  1990/04/30      10731.32                    10901.27
  1990/05/31      11023.13                    11223.95
  1990/06/30      11190.06                    11404.66
  1990/07/31      11356.68                    11562.04
  1990/08/31      11205.04                    11407.11
  1990/09/30      11270.64                    11501.79
  1990/10/31      11168.06                    11647.86
  1990/11/30      11408.64                    11898.29
  1990/12/31      11601.48                    12083.90
  1991/01/31      11721.14                    12233.74
  1991/02/28      11905.20                    12337.73
  1991/03/31      12058.45                    12422.86
  1991/04/30      12213.95                    12557.03
  1991/05/31      12300.39                    12629.86
  1991/06/30      12299.00                    12623.54
  1991/07/31      12462.44                    12799.01
  1991/08/31      12773.37                    13075.47
  1991/09/30      13047.67                    13340.90
  1991/10/31      13177.69                    13488.98
  1991/11/30      13305.93                    13613.08
  1991/12/31      13795.82                    14017.39
  1992/01/31      13623.10                    13826.76
  1992/02/29      13731.82                    13916.63
  1992/03/31      13708.23                    13838.70
  1992/04/30      13756.27                    13938.33
  1992/05/31      14040.08                    14201.77
  1992/06/30      14204.31                    14397.75
  1992/07/31      14627.99                    14691.47
  1992/08/31      14759.25                    14839.85
  1992/09/30      14889.89                    15016.45
  1992/10/31      14685.86                    14816.73
  1992/11/30      14699.44                    14819.69
  1992/12/31      14942.89                    15055.32
  1993/01/31      15292.99                    15344.39
  1993/02/28      15676.81                    15612.91
  1993/03/31      15821.83                    15678.49
  1993/04/30      15905.72                    15788.24
  1993/05/31      15990.14                    15808.76
  1993/06/30      16409.23                    16094.90
  1993/07/31      16661.97                    16186.64
  1993/08/31      17122.88                    16469.91
  1993/09/30      17172.06                    16514.38
  1993/10/31      17375.90                    16575.48
  1993/11/30      17229.05                    16434.59
  1993/12/31      17367.93                    16523.33
  1994/01/31      17639.44                    16746.40
  1994/02/28      17064.03                    16455.01
  1994/03/31      16564.00                    16048.57
  1994/04/30      16438.05                    15920.18
  1994/05/31      16467.12                    15918.59
  1994/06/30      16375.49                    15883.57
  1994/07/31      16633.32                    16199.65
  1994/08/31      16684.01                    16219.09
  1994/09/30      16544.22                    15980.67
  1994/10/31      16478.84                    15966.29
  1994/11/30      16529.27                    15931.16
  1994/12/31      16438.36                    16041.09
  1995/01/31      16629.16                    16358.70
  1995/02/28      16860.54                    16748.04
  1995/03/31      16958.41                    16850.20
  1995/04/30      17199.12                    17086.11
  1995/05/31      17812.21                    17747.34
  1995/06/30      17931.15                    17876.89
  1995/07/31      17879.51                    17837.57
  1995/08/31      18055.93                    18053.40
  1995/09/30      18229.54                    18228.52
  1995/10/31      18481.17                    18465.49
  1995/11/30      18731.60                    18742.47
  1995/12/31      18988.01                    19004.87
  1996/01/31      19117.49                    19130.30
  1996/02/29      18774.23                    18797.43
  1996/03/31      18644.75                    18665.85
  1996/04/30      18509.99                    18561.32
  1996/05/31      18481.93                    18524.20
  1996/06/30      18692.47                    18772.42
  1996/07/31      18744.38                    18823.11
  1996/08/31      18715.33                    18791.11
  1996/09/30      19007.46                    19118.07
  1996/10/31      19409.98                    19542.49
  1996/11/30      19756.72                    19876.67
  1996/12/31      19562.12                    19691.82
  1997/01/31      19612.72                    19752.86
  1997/02/28      19654.16                    19802.24
  1997/03/31      19427.19                    19582.44
  1997/04/30      19698.71                    19876.18
  1997/05/31      19862.82                    20065.00
  1997/06/30      20109.08                    20303.77
  1997/07/31      20642.00                    20851.98
  1997/08/31      20464.06                    20674.73
  1997/09/30      20741.88                    20980.72
  1997/10/31      21024.65                    21284.94
  1997/11/30      21077.04                    21382.85
  1997/12/31      21304.31                    21598.82
  1998/01/31      21584.54                    21875.28
  1998/02/28      21592.99                    21857.78
  1998/03/31      21670.93                    21932.10
  1998/04/30      21775.85                    22046.15
  1998/05/31      21972.02                    22255.58
  1998/06/30      22137.66                    22444.38
  1998/07/31      22185.08                    22492.01
  1998/08/31      22383.72                    22858.10
  1998/09/30      22884.73                    23393.25
  1998/10/31      22718.31                    23269.83
  1998/11/30      22885.83                    23401.62
  1998/12/31      22996.39                    23471.99
  1999/01/31      23169.77                    23639.64
  1999/02/28      22772.43                    23226.90
  1999/03/31      22915.19                    23355.77
  1999/04/30      22991.65                    23433.00
IMATRL PRASUN   SHR__CHT 19990430 19990512 104519 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Investment Grade Bond Fund on April 30, 1989. As the chart shows, by April 30, 1999, the value of the investment would have grown to $22,992 - a 129.92% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $23,433 - a 134.33% increase.

(checkmark)

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.

TOTAL RETURN COMPONENTS

                    YEARS ENDED APRIL 30,

                    1999                    1998    1997    1996   1995

Dividend returns    5.85%                   6.55%   6.70%   6.77%  6.99%

Capital returns     -0.27%                   3.99%  -0.28%  0.85%  -2.36%

Total returns       5.58%                   10.54%  6.42%   7.62%  4.63%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED APRIL 30, 1999   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share            3.42(cents)   20.86(cents)   42.13(cents)

Annualized dividend rate       5.71%         5.74%          5.73%

30-day annualized yield        5.53%         -              -

DIVIDENDS per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $7.29 over the past one month, $7.33 over the past six months and $7.35 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

While the equity markets continued to
set new records en route to monumental
gains, bonds were limited to more
modest advances for the 12 months
that ended April 30, 1999, with the
Lehman Brothers Aggregate Bond
Index - a widely followed measure
of taxable bond performance -
returning 6.27% for this period. Low
interest rates, wildly gyrating stock
prices and the general uncertainty
surrounding global economies led
investors to flee stocks for the
perceived safety of U.S. Treasuries
during the late summer and early fall,
driving their prices up and their yields to a 30-year low. As Treasuries rallied, corporate bonds and mortgage securities languished. Later in the period, the bond market underwent a reversal. Confronted with improving conditions abroad and the lingering fear of inflation from an overheated
U.S. economy, Treasuries gave back
nearly all of their flight-to-quality gains captured during the fall. As prices plunged, yields soared to levels not seen since early August. As such, Treasuries fell out of favor. Conversely, unabated demand for corporate bonds and mortgage securities - both with historically attractive valuations - fueled rallies as each sector managed strong returns relative to comparable-duration Treasuries during the last six months of the period. For the year, the Lehman Brothers
Corporate Bond Index and the
Lehman Brothers Mortgage
Securities Index, reflective of the
strong turnaround, posted returns
of 5.82% and 6.16%, respectively.

(photo of Kevin Grant)

An interview with Kevin Grant, Portfolio Manager of Fidelity
Investment Grade Bond Fund

Q. HOW DID THE FUND PERFORM, KEVIN?

A. For the 12-month period that ended April 30, 1999, the fund had a total return of 5.58%. That outperformed the 5.12% return of the intermediate investment grade debt funds average tracked by Lipper Inc. For the same period, the Lehman Brothers Aggregate Bond Index returned 6.27%.

Q. THE FUND PERFORMED WELL AGAINST ITS PEERS. TO WHAT DO YOU ATTRIBUTE THIS SUCCESS?

A. Unlike some competitors, the fund did not have much exposure to Asia or to cyclicals during the downturn of the late summer. Another factor is that a number of competitors engaged in market-timing strategies. Over the past six months, it became clearly evident how easy it was to get burned taking this approach. We don't market-time because we feel that it is simply impossible to predict the market's direction; there is just far too much short-term noise to grapple with. Consequently, in the fall, those who bought Treasuries when yields were at their lowest, and prices at their highest, suffered during the reversal later in the period.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE RELATIVE TO ITS
BENCHMARK?

A. During the fall, the fund was overweighted in corporate bonds and mortgage securities. This positioning led to a slight underperformance compared to the Lehman index, which is heavily weighted in Treasuries. The majority of the fund's tilt on the corporate side was toward short-term issues, as they tend to offer a yield advantage over Treasuries without a lot of incremental price risk. This strategy did offer some protection for the fund over the period. Those corporates we did own were defensive - cable companies and telephone utilities - which were hurt as well in the fall, but not as much as the paper companies or investment-grade Asian corporate bonds, which are components of the index. Late in the period, the corporate bond market rallied. The telecommunications sector, for instance, not only made back all of the underperformance of the early fall, but returned even more. The market had a veritable love affair with telecom and media companies, but remained bearish on cyclicals. These factors, together with the recovery in the mortgage market due to a slowdown in prepayment activity, proved beneficial for the fund in the long run.

Q. WHAT INVESTMENTS HURT PERFORMANCE?

A. As yield spreads widened toward the middle of the period, I could have shifted to a below-normal position in corporate bonds and mortgages, although staying the course did help later in the period. Within corporates, I should have owned more energy securities over the last two months of the period. The fear with the oil industry was that higher-rated companies with a lot of cash, those which we would like to own, would likely acquire companies with more leveraged balance sheets. Such acquisitions could drive the credit quality of the higher-rated company down. So, even though the energy sector was cheap, event risk simply rendered the securities difficult to analyze.

Q. WHAT'S YOUR OUTLOOK?

A. I am optimistic. Overall, it's an ideal environment for investing in bonds. From an interest-rate perspective, I don't foresee any significant moves one way or the other on the horizon. I think we're set up for an environment where the spread sectors - mortgages, corporates and the like - should outperform Treasuries over the next six months. The Treasury market has given back virtually all of the flight to quality from the fall. Corporates and mortgages, on the other hand, have only retraced half of their cheapening and are thus attractive relative to Treasuries. I feel that the corporate market still has a lot of value in specific sectors, and I expect corporate cash flows to remain strong in the coming months. The mortgage market could be a good sector to own for a while. I may add to the position if we see a short-term drop in prices. Overall, the market is conditioned to expect little or no inflation. As for the general level of interest rates, although the possibility of Fed tightening does exist, an uptick in inflation appears nowhere in sight. I think the bond market is in for a reasonably stable period for the next six to 12 months.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)

FUND FACTS

GOAL: high current income,
by investing mainly in
investment-grade securities

FUND NUMBER: 026

TRADING SYMBOL: FBNDX

START DATE: August 6, 1971

SIZE: as of April 30, 1999,
more than $2.3 billion

MANAGER: Kevin Grant, since
1997; also manager of several
Fidelity investment-grade
taxable bond funds; joined
Fidelity in 1993

KEVIN GRANT ON NAVIGATING
THROUGH SEAS OF MARKET
TURBULENCE:

"In times of uncertainty, investors
need to take a hard look at their
investment objectives. I suggest
they take a long-term view. It is
true that over short periods of
time, corporate bonds and
mortgage securities can
underperform Treasuries.
However, over the long term, the
yield advantage of corporates and
mortgages usually wins. It is
important to remember that yield
takes a year or two to create value.
So, if you're really concerned
about safety and high-quality
instruments, you should most
likely be in a government money
market fund. This approach,
however, is not what investing is
all about - it's about the longer
term. If you have a two- to
three-year time horizon, you
probably don't want to own
Treasuries. There are so many
other more attractive options
available in the marketplace. You
must, however, be comfortable
with the fact that random things
do happen and that, over short
periods of time, your return may
fall short of expectations. But
performance is likely to recover,
and then some, just by giving yield
some time to work for you. I think
you need to look at your portfolio
as a basket of investments, not as
a series of trades."

INVESTMENT CHANGES

QUALITY DIVERSIFICATION AS OF
APRIL 30, 1999

(MOODY'S RATINGS)              % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS 6
                                                        MONTHS AGO

Aaa                             56.1                     59.0

Aa                              2.7                      3.8

A                               11.4                     8.2

Baa                             23.3                     21.2

Ba and Below                    1.0                      1.7


TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS.

AVERAGE YEARS TO MATURITY AS
OF APRIL 30, 1999

                                    6 MONTHS AGO

Years                          8.8   8.6

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION AS OF APRIL 30, 1999

                                     6 MONTHS AGO

Years                           4.9   4.4

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF APRIL 30, 1999 *

Corporate bonds 38.8%
U.S. government and agency obligations 51.7%
Foreign government obligations 1.1%
Other 2.9%
Short-term investments 5.5%
* FOREIGN  INVESTMENTS 5.8%

Row: 1, Col: 1, Value: 5.5
Row: 1, Col: 2, Value: 2.9
Row: 1, Col: 3, Value: 1.5
Row: 1, Col: 4, Value: 51.7
Row: 1, Col: 5, Value: 38.8

AS OF OCTOBER 31, 1998 **

Corporate bonds 34.8%
U.S. government and agency
obligations 55.3%
Foreign government obligations 0.5%
Other 3.3%
Short-term investments 6.1%

Row: 1, Col: 1, Value: 6.1
Row: 1, Col: 2, Value: 3.3
Row: 1, Col: 3, Value: 1.3
Row: 1, Col: 4, Value: 55.0
Row: 1, Col: 5, Value: 34.3

** FOREIGN    INVESTMENTS 4.9%

INVESTMENTS APRIL 30, 1999
Showing Percentage of Total Value of Investment in Securities


NONCONVERTIBLE BONDS - 34.6%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

BASIC INDUSTRIES - 0.9%

CHEMICALS & PLASTICS - 0.9%

Monsanto Co. 5.75% 12/1/05 (b)    A2        $ 20,000                           $ 19,625

PAPER & FOREST PRODUCTS - 0.0%

Fort James Corp. 6.625%           Baa2       1,060                              1,076
9/15/04

TOTAL BASIC INDUSTRIES                                                          20,701

CONSTRUCTION & REAL ESTATE -
1.4%

REAL ESTATE - 0.1%

Cabot Industrial Properties       Baa2       4,005                              3,994
LP 7.125% 5/1/04

REAL ESTATE INVESTMENT TRUSTS
- 1.3%

CenterPoint Properties Trust      Baa2       2,490                              2,380
6.75% 4/1/05

Equity Office Properties Trust:

6.5% 1/15/04                      Baa1       14,000                             13,874

6.625% 2/15/05                    Baa1       7,250                              7,135

6.75% 2/15/08                     Baa1       5,560                              5,433

ProLogis Trust 6.7% 4/15/04       Baa1       1,715                              1,705

                                                                                30,527

TOTAL CONSTRUCTION & REAL                                                       34,521
ESTATE

ENERGY - 1.2%

ENERGY SERVICES - 0.0%

Baker Hughes, Inc. 6.875%         A2         1,715                              1,668
1/15/29 (b)

OIL & GAS - 1.2%

Anadarko Petroleum Corp. 7.2%     Baa1       5,180                              5,077
3/15/29

Apache Corp. 7.7% 3/15/26         Baa1       1,600                              1,660

Apache Finance Property Ltd.      Baa1       2,800                              2,772
6.5% 12/15/07

Conoco, Inc.:

5.9% 4/15/04                      A3         2,500                              2,482

6.95% 4/15/29                     A3         4,150                              4,104

Oryx Energy Co. 8.125%            Baa1       4,285                              4,531
10/15/05

Petro-Canada 7% 11/15/28          A3         7,950                              7,728

                                                                                28,354

TOTAL ENERGY                                                                    30,022

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FINANCE - 14.6%

BANKS - 5.6%

ABN-Amro Bank NV, Chicago         A1        $ 7,000                            $ 7,107
6.625% 10/31/01

Bank of Montreal 6.1% 9/15/05     A1         4,000                              3,959

Banc One Corp. 7.25% 8/1/02       A1         2,000                              2,077

BankAmerica Corp. 10% 2/1/03      Aa3        800                                904

BankBoston Corp. 6.625% 2/1/04    A3         4,000                              4,081

Barclays Bank PLC yankee:

5.875% 7/15/00                    A1         10,500                             10,517

5.95% 7/15/01                     A1         12,350                             12,360

Capital One Bank:

6.375% 2/15/03                    Baa3       5,550                              5,500

6.42% 11/12/99                    Baa3       14,000                             14,070

Capital One Financial Corp.       Ba1        5,490                              5,300
7.125% 8/1/08

Central Fidelity Banks, Inc.      A1         4,000                              4,279
8.15% 11/15/02

Crestar Finanical Corp. 8.75%     A2         4,750                              5,283
11/15/04

First Maryland Bancorp 8.375%     A3         3,000                              3,191
5/15/02

First Tennessee National          Baa1       1,650                              1,679
Corp. 6.75% 11/15/05

Kansallis-Osake-Pankki (NY        A3         1,780                              1,963
Branch)  yankee 10% 5/1/02

Korea Development Bank:

6.625% 11/21/03                   Baa3       4,975                              4,817

7.125% 9/17/01                    Baa3       1,475                              1,480

MBNA Corp.:

6.34% 6/2/03                      Baa2       1,800                              1,792

6.875% 11/15/02                   Baa2       8,300                              8,407

NB Capital Trust IV 8.25%         Aa2        10,040                             10,782
4/15/27

Provident Bank 6.375% 1/15/04     Baa2       3,100                              3,096

Providian National Bank 6.75%     Baa3       4,000                              4,013
3/15/02

Summit Bancorp 8.625% 12/10/02    BBB+       5,500                              5,942

Union Planters Corp. 6.75%        Baa2       3,000                              3,009
11/1/05

Union Planters National Bank      A3         4,000                              4,091
6.81% 8/20/01

Zions Bancorp 8.625% 10/15/02     Baa1       5,000                              5,352

                                                                                135,051

CREDIT & OTHER FINANCE - 7.5%

Associates Corp. of North
America:

6% 4/15/03                        Aa3        5,500                              5,514

6% 7/15/05                        Aa3        19,000                             18,786

AT&T Capital Corp. 7.5%           Baa3       17,850                             18,278
11/15/00

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

CREDIT & OTHER FINANCE -
CONTINUED

Bank of New York Co., Inc.        A1        $ 6,000                            $ 6,329
Capital I 7.97% 12/31/26

BankBoston Capital Trust II       A2         7,170                              7,092
7.75% 12/15/26

BanPonce Trust I 8.327% 2/1/27    A3         7,910                              7,224

Chase Capital I 7.67% 12/1/26     Aa3        8,000                              8,115

Chrysler Financial Corp.          A1         5,000                              4,998
5.69% 11/15/01

Citigroup, Inc. 5.8% 3/15/04      Aa2        14,000                             13,875

ERP Operating LP 6.55%            A3         1,900                              1,911
11/15/01

First Security Capital I          A3         1,900                              2,011
8.41% 12/15/26

First Union Institutional         BBB+       3,750                              3,923
Capital I 8.04% 12/1/26

Fleet Capital Trust II 7.92%      A2         1,500                              1,553
12/11/26

Fleet Mortgage Group, Inc.        A2         250                                251
6.5% 9/15/99

Ford Motor Credit Co. 6.05%       A1         5,000                              5,043
12/27/00

GS Escrow Corp. 7.125% 8/1/05     Ba1        10,700                             10,782

Household Finance Corp. 6%        A2         12,000                             12,047
5/8/00

KeyCorp Institutional Capital     A1         2,000                              2,044
A 7.826% 12/1/26

PNC Institutional Capital         A2         4,000                              4,218
Trust 8.315% 5/15/27 (b)

Spieker Properties LP 6.75%       Baa2       15,000                             14,609
1/15/08

Sprint Capital Corp.:

5.7% 11/15/03                     Baa1       4,800                              4,750

5.875% 5/1/04                     Baa1       9,305                              9,208

6.875% 11/15/28                   Baa1       6,465                              6,271

6.9% 5/1/19                       Baa1       7,755                              7,640

Trizec Finance Ltd. yankee        Baa3       2,445                              2,690
10.875% 10/15/05

                                                                                179,162

INSURANCE - 0.5%

Executive Risk Capital Trust      Baa3       10,500                             11,173
8.675% 2/1/27

Nationwide Mutual Insurance       A1         1,500                              1,496
Co. 6.5% 2/15/04 (b)

                                                                                12,669

SAVINGS & LOANS - 0.9%

Ahmanson (H.F.) & Co. 7.875%      Baa1       2,600                              2,744
9/1/04

Great Western Finance Trust       A3         15,500                             16,155
II 8.206% 2/1/27

Long Island Savings Bank FSB      Baa3       3,550                              3,561
6.2% 4/2/01

                                                                                22,460

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

SECURITIES INDUSTRY - 0.1%

Amvescap PLC yankee 6.6%          A3        $ 3,000                            $ 2,956
5/15/05

TOTAL FINANCE                                                                   352,298

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.3%

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.6%

Tyco International Group SA       Baa1       16,000                             16,097
yankee 6.125% 6/15/01

POLLUTION CONTROL - 0.7%

WMX Technologies, Inc.:

6.25% 10/15/00                    Baa2       3,150                              3,169

7.1% 8/1/26                       Baa2       12,600                             13,056

                                                                                16,225

TOTAL INDUSTRIAL MACHINERY &                                                    32,322
EQUIPMENT

MEDIA & LEISURE - 3.0%

BROADCASTING - 1.6%

Continental Cablevision, Inc.:

8.3% 5/15/06                      Baa3       1,365                              1,507

9% 9/1/08                         Baa3       4,480                              5,251

TCI Communications, Inc.:

8.25% 1/15/03                     A2         510                                551

8.75% 8/1/15                      A2         13,020                             15,617

9.8% 2/1/12                       A2         5,030                              6,480

TCI Communications Financing      A3         4,500                              5,513
III 9.65% 3/31/27

Time Warner, Inc. 9.125%          Baa3       2,000                              2,435
1/15/13

                                                                                37,354

ENTERTAINMENT - 0.3%

Viacom, Inc. 7.75% 6/1/05         Baa3       6,600                              6,991

PUBLISHING - 1.1%

News America Holdings, Inc.       Baa3       1,000                              1,081
8% 10/17/16

News America, Inc. 6.625%         Baa3       2,610                              2,617
1/9/08

Time Warner Entertainment Co.
LP:

8.375% 3/15/23                    Baa2       5,130                              5,953

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

PUBLISHING - CONTINUED

Time Warner Entertainment Co.
LP: - continued

8.375% 7/15/33                    Baa2      $ 7,300                            $ 8,561

9.625% 5/1/02                     Baa2       8,000                              8,807

                                                                                27,019

RESTAURANTS - 0.0%

Darden Restaurants, Inc.          Baa1       160                                154
6.375% 2/1/06

TOTAL MEDIA & LEISURE                                                           71,518

NONDURABLES - 2.1%

BEVERAGES - 1.1%

Seagram JE & Sons, Inc.:

5.79% 4/15/01                     Baa3       2,670                              2,662

6.625% 12/15/05                   Baa3       15,150                             15,182

7.6% 12/15/28                     Baa3       7,000                              7,175

Seagram Co. Ltd. yankee           Baa3       1,140                              1,069
6.875% 9/1/23

                                                                                26,088

FOODS - 0.3%

ConAgra, Inc. 7.125% 10/1/26      Baa1       7,685                              7,676

TOBACCO - 0.7%

Philip Morris Companies, Inc.     A2         16,000                             16,362
6.95% 6/1/06

TOTAL NONDURABLES                                                               50,126

RETAIL & WHOLESALE - 2.4%

DRUG STORES - 0.7%

Rite Aid Corp. 6% 12/15/05 (b)    Baa1       16,000                             15,310

GENERAL MERCHANDISE STORES -
0.7%

Dayton Hudson Corp. 6.4%          A3         1,500                              1,521
2/15/03

Federated Department Stores,      Baa2       14,000                             15,201
Inc. 8.5% 6/15/03

                                                                                16,722

GROCERY STORES - 0.7%

American Stores Co.:

7.2% 6/9/03                       Baa3       5,000                              5,184

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - CONTINUED

GROCERY STORES - CONTINUED

American Stores Co.: -
continued

7.5% 5/1/37                       A3        $ 4,000                            $ 4,271

Kroger Co. 6% 7/1/00              Baa3       7,950                              7,960

                                                                                17,415

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.3%

USA Networks, Inc./USANI LLC      Ba1        7,500                              7,463
6.75% 11/15/05 (b)

TOTAL RETAIL & WHOLESALE                                                        56,910

SERVICES - 0.6%

ADVERTISING - 0.6%

Clear Channel Communications,     Baa3       13,400                             13,173
Inc. 7.25% 10/15/27

TECHNOLOGY - 1.2%

COMPUTERS & OFFICE EQUIPMENT
- 1.2%

Comdisco, Inc.:

5.75% 2/15/01                     Baa1       3,000                              2,987

5.95% 4/30/02                     Baa1       8,000                              7,967

6.375% 11/30/01                   Baa1       16,000                             16,151

9.25% 7/6/00                      Baa2       2,000                              2,082

                                                                                29,187

TRANSPORTATION - 1.3%

AIR TRANSPORTATION - 0.2%

Delta Air Lines, Inc. 9.875%      Baa3       2,000                              2,076
5/15/00

United Air Lines, Inc. 9%         Baa3       3,500                              3,821
12/15/03

                                                                                5,897

RAILROADS - 1.1%

Burlington Northern Santa Fe      Baa2       15,000                             15,116
Corp. 6.53% 7/15/37

Norfolk Southern Corp. 7.05%      Baa1       9,930                              10,344
5/1/37

                                                                                25,460

TOTAL TRANSPORTATION                                                            31,357

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

UTILITIES - 4.6%

CELLULAR - 0.5%

Cable & Wireless                  Baa1      $ 13,040                           $ 13,068
Communications PLC 6.375%
3/6/03

ELECTRIC UTILITY - 1.8%

Avon Energy Partners Holdings:

6.46% 3/4/08 (b)                  Baa2       7,200                              7,080

7.05% 12/11/07 (b)                Baa2       8,000                              8,227

DR Investments UK PLC yankee      A2         8,000                              8,171
7.1% 5/15/02 (b)

Israel Electric Corp. Ltd.:

7.75% 12/15/27 (b)                A3         12,790                             11,773

yankee 7.25% 12/15/06 (b)         A3         2,000                              1,975

Texas Utilities Co. 6.375%        Baa3       4,990                              4,951
1/1/08

                                                                                42,177

GAS - 0.7%

Cms Panhandle Holding Co.:

6.125% 3/15/04 (b)                Baa3       4,100                              4,100

7% 7/15/29 (b)                    Baa3       3,100                              3,100

Mitchell Energy & Development     Baa3       10,065                             10,100
Corp. 8% 7/15/99

                                                                                17,300

TELEPHONE SERVICES - 1.6%

AT&T Corp. 6.5% 3/15/29           A1         6,100                              5,845

MCI WorldCom, Inc.:

6.4% 8/15/05                      Baa2       20,380                             20,626

7.75% 4/1/07                      Baa2       2,690                              2,908

8.875% 1/15/06                    Baa2       8,854                              9,511

                                                                                38,890

TOTAL UTILITIES                                                                 111,435

TOTAL NONCONVERTIBLE BONDS                                                      833,570
(Cost $828,207)

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 16.9%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - 2.0%

Federal Home Loan Bank:

7.18% 4/21/04                     Aaa       $ 6,250                            $ 6,627

7.36% 7/1/04                      Aaa        6,000                              6,415

7.46% 9/9/04                      Aaa        1,500                              1,612

7.59% 3/10/05                     Aaa        7,850                              8,554

7.87% 10/20/04                    Aaa        7,000                              7,684

Financing Corp. Coupon Strip      Aaa        11,375                             8,116
0% 3/7/05

Freddie Mac:

8% 1/26/05                        Aaa        6,570                              7,277

8.115% 1/31/05                    Aaa        2,100                              2,339

Guaranteed Export Trust           Aaa        36                                 36
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank) Series
1994 C, 6.61% 9/15/99

                                                                                48,660

U.S. TREASURY OBLIGATIONS -
14.9%

U.S. Treasury Bonds:

6.125% 11/15/27                   Aaa        6,965                              7,210

6.375% 8/15/27                    Aaa        3,000                              3,204

6.875% 8/15/25                    Aaa        22,070                             24,905

7.625% 2/15/25                    Aaa        27,500                             33,717

8.75% 5/15/17                     Aaa        13,540                             17,754

8.875% 8/15/17                    Aaa        41,715                             55,357

9.875% 11/15/15                   Aaa        10,150                             14,386

14% 11/15/11                      Aaa        4,615                              6,983

U.S. Treasury Notes:

6.375% 5/15/00                    Aaa        75,000                             76,055

6.5% 5/31/02                      Aaa        47,300                             49,015

7% 7/15/06                        Aaa        53,340                             58,332

7.5% 11/15/01                     Aaa        10,200                             10,764

                                                                                357,682

TOTAL U.S. GOVERNMENT AND                                                       406,342
GOVERNMENT AGENCY OBLIGATIONS
(Cost $412,786)

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 34.8%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FANNIE MAE - 29.1%

5.5% 2/1/11 to 12/1/13            Aaa       $ 19,171                           $ 18,655

6% 3/1/11 to 2/1/29               Aaa        172,910                            170,348

6.5% 8/1/25 to 12/1/28 (f)        Aaa        403,564                            400,953

7% 7/1/22 to 1/1/29               Aaa        91,375                             92,578

7% 5/1/29 (c)                     Aaa        3,910                              3,964

7.5% 6/1/28 to 9/1/28             Aaa        651                                670

8% 3/1/24 to 12/1/27              Aaa        2,726                              2,845

8.5% 11/1/26 to 12/1/26           Aaa        7,827                              8,223

9.5% 1/1/17 to 2/1/25             Aaa        3,264                              3,493

12.5% 7/1/11 to 7/1/15            Aaa        250                                288

                                                                                702,017

FREDDIE MAC - 0.4%

7% 5/1/01 to 7/1/01               Aaa        1,041                              1,046

8.5% 9/1/22 to 9/1/27             Aaa        7,848                              8,246

                                                                                9,292

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 5.3%

6% 10/15/08 to 5/15/09            Aaa        5,365                              5,358

6.5% 5/15/29 (c)                  Aaa        90,000                             89,494

7% 1/15/26 to 10/15/28            Aaa        486                                494

7.5% 10/15/05 to 10/15/28         Aaa        24,770                             25,566

8% 9/15/24 to 10/15/25            Aaa        908                                947

9% 4/15/16 to 4/15/23             Aaa        3,291                              3,532

10% 11/15/09 to 9/15/25           Aaa        2,120                              2,298

                                                                                127,689

TOTAL U.S. GOVERNMENT AGENCY                                                    838,998
- MORTGAGE SECURITIES
(Cost $840,237)

ASSET-BACKED SECURITIES - 4.2%



Capita Equipment Receivables      Baa2       4,700                              4,638
Trust 6.48% 10/15/06

Chevy Chase Auto Receivables      Aaa        2,613                              2,623
Trust 5.91% 12/15/04

Discover Card Master Trust I      A2         5,000                              4,970
5.85% 11/16/04

ASSET-BACKED SECURITIES -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Ford Credit Auto Owner Trust:

6.2% 12/15/02                     Baa3      $ 4,050                            $ 4,026

6.4% 5/15/02                      A1         4,710                              4,748

6.4% 12/15/02                     Baa3       2,370                              2,364

Ford Credit Grantor Trust         Aaa        600                                600
5.9% 10/15/00

Green Tree Financial Corp.        Aaa        507                                507
6.1% 4/15/27

JCP Master Credit Card Trust      Aaa        23,000                             22,533
5.5% 6/15/07

Key Auto Finance Trust:

6.3% 10/15/03                     A2         3,784                              3,789

6.65% 10/15/03                    Baa3       1,110                              1,119

KeyCorp Auto Grantor Trust        A3         35                                 35
5.8% 7/15/00

MBNA Master Credit Card Trust     Aaa        15,000                             15,460
II 6.55% 1/15/07

PNC Student Loan Trust I          Aaa        18,100                             18,223
6.314% 1/25/01

Premier Auto Trust 5.59%          Aaa        16,000                             15,886
2/9/04

Union Acceptance Corp. 7.075%     Baa2       223                                223
7/10/02

TOTAL ASSET-BACKED SECURITIES                                                   101,744
(Cost $101,550)

COMMERCIAL MORTGAGE
SECURITIES - 2.1%



CS First Boston Mortgage
Securities Corp.:

Series 1997 C2 Class D, 7.27%     Baa2       5,740                              5,311
1/17/35

Series 1998 FLI Class E,          Baa2       12,080                             11,812
5.7888% 1/10/13 (b)(d)

Equitable Life Assurance
Society of the United States
(The) Series 174:

Class B1, 7.33% 5/15/06 (b)       Aa2        3,400                              3,529

Class C1, 7.52% 5/15/06 (b)       A2         3,500                              3,638

GS Mortgage Securities Corp.      Baa3       5,000                              4,460
II Series 1998-GLII Class E,
6.9707% 4/13/31 (b)(d)

Morgan Stanley Capital I,
Inc. Series 1998 CF1:

Class D, 7.35% 1/15/12            Baa2       5,312                              5,123

Class E, 7.35% 12/15/12           Baa3       1,836                              1,561

Structured Asset Securities       AAA        3,064                              3,046
Corp. sequential pay Series
1996 Class A-2A, 7.75%
2/25/28

COMMERCIAL MORTGAGE
SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Thirteen Affiliates of            Aaa       $ 8,000                            $ 8,046
General Growth Properties,
Inc. sequential pay Series A
2, 6.602% 12/15/10 (b)

Wells Fargo Capital Markets       Aaa        4,620                              4,677
Apartment Financing Trust
Series APT Class 1, 6.56%
12/29/05 (b)

TOTAL COMMERCIAL MORTGAGE                                                      51,203
SECURITIES
(Cost $52,208)

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 1.1%



Korean Republic:

8.75% 4/15/03 (e)                 Baa3       5,180                              5,445

8.875% 4/15/08 (e)                Baa3       11,270                             12,196

Quebec Province:

yankee:

7.125% 2/9/24 (e)                 A2         810                                843

7.5% 7/15/23 (e)                  A2         2,810                              3,048

7% 1/30/07 (e)                    A2         5,000                              5,246

TOTAL FOREIGN GOVERNMENT AND                                                    26,778
GOVERNMENT AGENCY OBLIGATIONS
(Cost $26,672)

SUPRANATIONAL OBLIGATIONS -
0.6%



Inter American Development        Aaa        15,000                             15,402
Bank yankee 6.29% 7/16/27
(Cost $14,906)

CERTIFICATES OF DEPOSIT - 0.2%



Canadian Imperial Bank of         Aa3        5,000                              5,047
Commerce, New York yankee
6.2% 8/1/00 (Cost $5,008)



CASH EQUIVALENTS - 5.5%

                             MATURITY AMOUNT (000S)               VALUE (NOTE 1) (000S)

Investments in repurchase    $ 131,597                            $ 131,543
agreements (U.S. Government
obligations), in a joint
trading account at 4.95%,
dated 4/30/99 due 5/3/99
(Cost $131,543)

TOTAL INVESTMENT IN                                                $ 2,410,627
SECURITIES - 100%
(Cost $2,413,117)


LEGEND

(a) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $130,368,000 or 5.7% of net assets.

(c) Security purchased on a delayed delivery or when-issued basis.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(f) A portion of these securities were sold on a delayed delivery or when-issued basis.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS          S&P RATINGS

Aaa, Aa, A        70.1%  AAA, AA, A    68.6%

Baa               22.9%  BBB           23.4%

Ba                1.0%   BB            0.9%

B                 0.0%   B             0.0%

Caa               0.0%   CCC           0.0%

Ca, C             0.0%   CC, C         0.0%

                         D             0.0%

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $2,414,858,000. Net unrealized depreciation aggregated $4,231,000, of which $17,521,000 related to appreciated investment securities and $21,752,000 related to depreciated investment securities.

The fund hereby designates approximately $3,906,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                           APRIL 30,
                                            1999

ASSETS

Investment in securities, at                $ 2,410,627
value (including repurchase
agreements of $131,543)
(cost $2,413,117) -  See
accompanying schedule

Commitment to sell securities   $ (39,775)
on a delayed delivery basis

Receivable for securities        40,005      230
sold on a delayed delivery
basis

Receivable for investments                   10,805
sold, regular delivery

Cash                                         1,131

Receivable for fund shares                   3,488
sold

Interest receivable                          29,935

 TOTAL ASSETS                                2,456,216

LIABILITIES

Payable for investments          53,193
purchased Regular delivery

 Delayed delivery                94,431

Payable for fund shares          3,479
redeemed

Distributions payable            682

Accrued management fee           826

Other payables and accrued       678
expenses

 TOTAL LIABILITIES                           153,289

NET ASSETS                                  $ 2,302,927

Net Assets consist of:

Paid in capital                             $ 2,305,364

Undistributed net investment                 341
income

Accumulated undistributed net                (518)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  (2,260)
(depreciation) on investments

NET ASSETS, for 317,538                     $ 2,302,927
shares outstanding

NET ASSET VALUE, offering                    $7.25
price and redemption price
per share ($2,302,927
(divided by) 317,538 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                       YEAR
                                           ENDED APRIL 30, 1999

INVESTMENT INCOME                          $ 135,361
Interest

EXPENSES

Management fee                  $ 9,058

Transfer agent fees              4,671

Accounting fees and expenses     489

Non-interested trustees'         8
compensation

Custodian fees and expenses      112

Registration fees                187

Audit                            39

Legal                            50

Reports to shareholders          168

Miscellaneous                    6

 Total expenses before           14,788
reductions

 Expense reductions              (139)      14,649

NET INVESTMENT INCOME                       120,712

REALIZED AND UNREALIZED GAIN                13,029
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities           (23,526)

 Delayed delivery commitments    230        (23,296)

NET GAIN (LOSS)                             (10,267)

NET INCREASE (DECREASE) IN                 $ 110,445
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED APRIL 30, 1999  YEAR ENDED APRIL 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 120,712                  $ 98,914
income

 Net realized gain (loss)         13,029                     33,061

 Change in net unrealized         (23,296)                   24,039
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       110,445                    156,014
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (116,730)                  (99,040)
From net investment income

 From net realized gain           (12,005)                   -

 TOTAL DISTRIBUTIONS              (128,735)                  (99,040)

Share transactions Net            1,331,499                  928,499
proceeds from sales of shares

 Reinvestment of distributions    120,434                    90,352

 Cost of shares redeemed          (1,039,917)                (608,391)

 NET INCREASE (DECREASE) IN       412,016                    410,460
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       393,726                    467,434
IN NET ASSETS

NET ASSETS

 Beginning of period              1,909,201                  1,441,767

 End of period (including        $ 2,302,927                $ 1,909,201
undistributed net investment
income of $341 and
distributions in excess of
net investment income of
$4,451, respectively)

OTHER INFORMATION
Shares

 Sold                             181,029                    127,833

 Issued in reinvestment of        16,376                     12,633
distributions

 Redeemed                         (141,495)                  (84,127)

 Net increase (decrease)          55,910                     56,339


FINANCIAL HIGHLIGHTS

YEARS ENDED APRIL 30,            1999       1998     1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 7.300    $ 7.020  $ 7.040  $ 7.010  $ 7.300
of period

Income from Investment            .423 B     .441 B   .460 B   .484     .464
Operations Net investment
income

Net realized and unrealized       (.022)     .282     (.020)   .047     (.147)
gain (loss)

Total from investment             .401       .723     .440     .531     .317
operations

Less Distributions

From net investment income        (.410) D   (.443)   (.460)   (.471)   (.487)

From net realized gain            (.041) D   -        -        -        (.120)

In excess of net realized gain    -          -        -        (.030)   -

Total distributions               (.451)     (.443)   (.460)   (.501)   (.607)

Net asset value, end of period   $ 7.250    $ 7.300  $ 7.020  $ 7.040  $ 7.010

TOTAL RETURN A                    5.58%      10.54%   6.42%    7.62%    4.63%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,303    $ 1,909  $ 1,442  $ 1,358  $ 1,087
(in millions)

Ratio of expenses to average      .71%       .72%     .76%     .77%     .75%
net assets

Ratio of expenses to average      .70% C     .71% C   .75% C   .76% C   .75%
net assets after expense
reductions

Ratio of net investment           5.77%      6.12%    6.53%    6.58%    7.00%
income  to average net assets

Portfolio turnover rate           167%       207%     120%     134%     90%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

D THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.

NOTES TO FINANCIAL STATEMENTS

For the period ended April 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Investment Grade Bond Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, non-taxable dividends and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the

2. OPERATING POLICIES -
CONTINUED

DELAYED DELIVERY
TRANSACTIONS- CONTINUED

purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $3,822,165,000 and $3,343,040,000, respectively, of which U.S. government and government agency obligations aggregated
$2,840,892,000 and $2,623,145,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .43% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, has entered into a sub-advisory agreement (effective January 1, 1999) with Fidelity Investments Money Management, Inc. (FIMM), a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED

TRANSFER AGENT FEES - CONTINUED

agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. EXPENSE REDUCTIONS.

The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $7,000 and $132,000, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Fidelity Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Investment Grade Bond Fund (a fund of Fidelity Fixed-Income Trust) at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Grade Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   June 10, 1999

DISTRIBUTIONS

A total of 14.70% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

PROXY VOTING RESULTS

A special meeting of the fund's shareholders was held on April 14, 1999. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

               # OF               % OF
               VOTES CAST         VOTES CAST

RALPH F. COX
Affirmative    3,458,976,159.98   96.453

Withheld       127,217,620.15     3.547

TOTAL          3,586,193,780.13   100.000

PHYLLIS BURKE DAVIS
Affirmative    3,457,456,499.03   96.410

Withheld       128,737,281.10     3.590

TOTAL          3,586,193,780.13   100.000

ROBERT M. GATES
Affirmative    3,456,005,508.38   96.370

Withheld       130,188,271.75     3.630

TOTAL          3,586,193,780.13   100.000

EDWARD C. JOHNSON 3D
Affirmative    3,455,489,223.63   96.355

Withheld       130,704,556.50     3.645

TOTAL          3,586,193,780.13   100.000

E. BRADLEY JONES
Affirmative    3,450,609,301.20   96.219

Withheld       135,584,478.93     3.781

TOTAL          3,586,193,780.13   100.000

DONALD J. KIRK
Affirmative    3,459,411,034.58   96.465

Withheld       126,782,745.55     3.535

TOTAL          3,586,193,780.13   100.000

 PETER S. LYNCH
Affirmative    3,457,634,804.46   96.415

Withheld       128,558,975.67     3.585

TOTAL          3,586,193,780.13   100.000

                # OF              % OF
                VOTES CAST        VOTES CAST

WILLIAM O. MCCOY
Affirmative    3,460,201,580.15   96.487

Withheld       125,992,199.98     3.513

TOTAL          3,586,193,780.13   100.000

GERALD C. MCDONOUGH
Affirmative    3,451,463,777.17   96.243

Withheld       134,730,002.96     3.757

TOTAL          3,586,193,780.13   100.000

MARVIN L. MANN
Affirmative    3,460,821,601.80   96.504

Withheld       125,372,178.33     3.496

TOTAL          3,586,193,780.13   100.000

ROBERT C. POZEN
Affirmative    3,457,264,705.36   96.405

Withheld       128,929,074.77     3.595

TOTAL          3,586,193,780.13   100.000

THOMAS R. WILLIAMS
Affirmative    3,453,385,559.21   96.297

Withheld       132,808,220.92     3.703

TOTAL          3,586,193,780.13   100.000


PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

               # OF               % OF
               VOTES CAST         VOTES CAST

Affirmative    1,099,173,735.54   94.674

Against        15,321,643.62      1.320

Abstain        46,515,781.58      4.006

TOTAL          1,161,011,160.74   100.000

PROPOSAL 3

To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.*

                      # OF              % OF
                     VOTES CAST         VOTES CAST
Affirmative          3,159,952,348.89   88.591

Against              149,972,028.80     4.204

Abstain              256,991,780.81     7.205

TOTAL                3,566,916,158.50  100.000

Broker   Non-Votes   19,277,621.63

PROPOSAL 4

To adopt a new fundamental investment policy for the fund permitting the fund to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.

                     # OF               % OF
                     VOTES CAST         VOTES CAST

Affirmative          985,899,539.33     86.165

Against              84,482,670.89      7.383

Abstain              73,818,223.93      6.452

TOTAL                1,144,200,434.15   100.000

Broker   Non-Votes   16,810,726.59

PROPOSAL 5

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.

                      # OF              % OF
                      VOTES CAST        VOTES CAST

Affirmative          1,025,784,911.04   88.362

Against              53,256,836.70      4.588

Abstain              81,843,454.39      7.050

TOTAL                1,160,885,202.13   100.000

Broker   Non-Votes   125,958.61

PROPOSAL 6

To approve an amended sub-advisory agreement with FMR U.K. to provide investment advice and research services or investment management services, and to allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the Investment Company Act of 1940.

                     # OF               % OF
                     VOTES CAST         VOTES CAST

Affirmative          1,018,546,450.64   87.739

Against              60,832,156.35      5.240

Abstain              81,506,595.14      7.021

TOTAL                1,160,885,202.13   100.000

Broker   Non-Votes   125,958.61

PROPOSAL 7

To approve an amended sub-advisory agreement with FMR Far East to provide investment advice and research services or investment management services, and to allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the Investment Company Act of 1940.

                      # OF              % OF
                      VOTES CAST        VOTES CAST

Affirmative          1,010,367,282.22   87.034

Against              66,914,698.05      5.764

Abstain              83,603,221.86      7.202

TOTAL                1,160,885,202.13   100.000

Broker   Non-Votes   125,958.61

PROPOSAL 8

To eliminate certain fundamental investment policies of the fund.

                      # OF              % OF
                     VOTES CAST         VOTES CAST

Affirmative          956,265,307.60     83.575

Against              90,319,864.25      7.894

Abstain              97,615,262.30      8.531

TOTAL                1,144,200,434.15   100.000

Broker   Non-Votes   16,810,726.59

PROPOSAL 9

Diversification - To amend the fundamental diversification limitation to exclude "securities of other investment companies" from issuer diversification limits.

                      # OF              % OF
                      VOTES CAST        VOTES CAST

Affirmative          970,908,942.90     84.855

Against              87,723,837.35      7.667

Abstain              85,567,653.90      7.478

TOTAL                1,144,200,434.15   100.000

Broker   Non-Votes   16,810,726.59

*DENOTES TRUST-WIDE PROPOSALS AND VOTING RESULTS.

OF SPECIAL NOTE

INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)

TOUCHTONE XPRESS
1-800-544-5555

PRESS

1  For mutual fund and brokerage trading.
2  For quotes.*
3  For account balances and holdings.
4  To review orders and mutual fund activity.
5  To change your PIN.
*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)

FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY

For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Management & Research
 (U.K.) Inc., London, England

Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

Fidelity Investments Money
 Management, Inc., Merrimack, NH

OFFICERS

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Fred L. Henning, Jr., Vice President

Dwight D. Churchill, Vice President

Kevin E. Grant, Vice President

Stanley N. Griffith, Assistant Vice President

Eric D. Roiter, Secretary

Richard A. Silver, Treasurer

Matthew N. Karstetter, Deputy Treasurer

John H. Costello, Assistant Treasurer

Leonard M. Rush, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

E. Bradley Jones *

Donald J. Kirk *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead

Abigail P. Johnson

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT TRUSTEES

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

The Bank of New York
New York, NY

FIDELITY'S TAXABLE BOND FUNDS

Capital & Income

Ginnie Mae

Government Income

High Income

Intermediate Bond

Intermediate Government Income

International Bond

Investment Grade Bond

New Markets Income

Short-Term Bond

Spartan(registered trademark) Government Income

Spartan Investment Grade Bond

Spartan Short-Term Bond

Strategic Income

Target TimelineSM 1999, 2001 & 2003

THE FIDELITY TELEPHONE CONNECTION

MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions  1-800-544-7777

Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)

TouchTone Xpress(registered trademark)(AUTOMATED GRAPHIC)
1-800-544-5555

(AUTOMATED GRAPHIC) AUTOMATED LINE FOR QUICKEST SERVICE



SPARTAN(REGISTERED TRADEMARK)
GOVERNMENT INCOME
FUND

ANNUAL REPORT

APRIL 30, 1999

(2_FIDELITY_LOGOS)

CONTENTS

PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              7   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   16  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  20  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  23  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          24

PROXY VOTING RESULTS   25

OF SPECIAL NOTE        27


Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(RECYCLE LOGO) This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

With 13 record-high closings, the Dow Jones Industrial Average surged nearly 1,000 points in April. What's particularly noteworthy about this performance is that, in some cases, gains were fueled by a rotation out of growth stocks and into issues more sensitive to economic swings. The strength in blue chips, combined with heavy global, corporate and agency bond issuance, contributed to the downward pressure on government security prices.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN GOVERNMENT INCOME        6.04%        44.63%        122.63%

LB Government Bond               6.44%        45.25%        130.06%

General US Government Funds      5.12%        39.23%        112.27%
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Government Bond Index - a market value-weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the general U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 184 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN GOVERNMENT INCOME        6.04%        7.66%         8.33%

LB Government Bond               6.44%        7.75%         8.69%

General US Government Funds      5.12%        6.83%         7.80%
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER 10 YEARS

             Spartan Govt. Income        LB Government Bond
             00453                       LB003
  1989/04/30      10000.00                    10000.00
  1989/05/31      10283.63                    10235.81
  1989/06/30      10612.25                    10577.33
  1989/07/31      10856.02                    10800.71
  1989/08/31      10664.53                    10618.95
  1989/09/30      10727.65                    10664.63
  1989/10/31      11003.97                    10940.62
  1989/11/30      11128.09                    11046.56
  1989/12/31      11171.94                    11065.22
  1990/01/31      11028.63                    10908.57
  1990/02/28      11075.83                    10930.33
  1990/03/31      11084.78                    10927.94
  1990/04/30      10946.57                    10831.56
  1990/05/31      11289.78                    11133.62
  1990/06/30      11469.49                    11309.88
  1990/07/31      11651.43                    11454.57
  1990/08/31      11478.12                    11295.05
  1990/09/30      11571.29                    11403.39
  1990/10/31      11732.79                    11589.70
  1990/11/30      11997.33                    11846.55
  1990/12/31      12196.05                    12029.75
  1991/01/31      12337.34                    12158.90
  1991/02/28      12429.04                    12228.49
  1991/03/31      12487.84                    12290.68
  1991/04/30      12618.50                    12425.56
  1991/05/31      12680.98                    12473.87
  1991/06/30      12682.95                    12456.17
  1991/07/31      12848.58                    12603.97
  1991/08/31      13123.56                    12896.23
  1991/09/30      13388.73                    13166.72
  1991/10/31      13532.64                    13281.99
  1991/11/30      13628.93                    13415.21
  1991/12/31      14038.26                    13872.24
  1992/01/31      13865.33                    13656.28
  1992/02/29      13958.73                    13709.61
  1992/03/31      13914.15                    13629.49
  1992/04/30      14013.18                    13715.35
  1992/05/31      14246.67                    13968.38
  1992/06/30      14429.01                    14168.56
  1992/07/31      14660.85                    14525.63
  1992/08/31      14736.12                    14660.99
  1992/09/30      14859.74                    14868.34
  1992/10/31      14687.22                    14653.82
  1992/11/30      14807.12                    14628.46
  1992/12/31      15037.79                    14874.80
  1993/01/31      15201.89                    15190.73
  1993/02/28      15410.94                    15494.94
  1993/03/31      15451.98                    15546.84
  1993/04/30      15571.58                    15666.42
  1993/05/31      15635.68                    15649.20
  1993/06/30      15895.07                    15996.46
  1993/07/31      15987.26                    16094.04
  1993/08/31      16201.60                    16453.26
  1993/09/30      16180.78                    16516.16
  1993/10/31      16211.35                    16578.58
  1993/11/30      16020.07                    16396.81
  1993/12/31      16141.54                    16460.19
  1994/01/31      16382.83                    16685.48
  1994/02/28      16045.04                    16332.24
  1994/03/31      15614.36                    15964.89
  1994/04/30      15393.69                    15839.33
  1994/05/31      15408.54                    15819.00
  1994/06/30      15368.63                    15782.65
  1994/07/31      15674.75                    16072.75
  1994/08/31      15699.77                    16075.86
  1994/09/30      15470.29                    15849.38
  1994/10/31      15462.58                    15837.42
  1994/11/30      15439.33                    15808.48
  1994/12/31      15562.65                    15904.62
  1995/01/31      15867.77                    16200.70
  1995/02/28      16218.44                    16549.40
  1995/03/31      16298.64                    16653.19
  1995/04/30      16520.87                    16870.83
  1995/05/31      17144.37                    17551.24
  1995/06/30      17284.34                    17685.89
  1995/07/31      17226.16                    17620.84
  1995/08/31      17422.34                    17827.95
  1995/09/30      17599.60                    17999.67
  1995/10/31      17880.76                    18273.74
  1995/11/30      18125.36                    18558.58
  1995/12/31      18390.29                    18821.66
  1996/01/31      18486.57                    18937.17
  1996/02/29      18129.81                    18551.41
  1996/03/31      17986.67                    18396.43
  1996/04/30      17859.82                    18279.00
  1996/05/31      17840.47                    18248.39
  1996/06/30      18046.57                    18483.96
  1996/07/31      18094.28                    18529.64
  1996/08/31      18049.33                    18488.27
  1996/09/30      18346.85                    18795.11
  1996/10/31      18740.73                    19208.62
  1996/11/30      19061.16                    19542.73
  1996/12/31      18870.20                    19343.27
  1997/01/31      18881.39                    19364.79
  1997/02/28      18901.15                    19391.34
  1997/03/31      18724.32                    19186.14
  1997/04/30      18976.99                    19463.09
  1997/05/31      19120.29                    19630.98
  1997/06/30      19336.57                    19851.24
  1997/07/31      19862.47                    20414.70
  1997/08/31      19677.26                    20212.85
  1997/09/30      19970.67                    20516.82
  1997/10/31      20287.44                    20871.74
  1997/11/30      20386.47                    20978.64
  1997/12/31      20609.82                    21197.95
  1998/01/31      20911.79                    21515.08
  1998/02/28      20848.90                    21456.72
  1998/03/31      20912.37                    21517.47
  1998/04/30      20995.00                    21614.33
  1998/05/31      21201.72                    21836.27
  1998/06/30      21426.60                    22084.52
  1998/07/31      21454.44                    22118.72
  1998/08/31      21908.16                    22694.14
  1998/09/30      22524.50                    23305.91
  1998/10/31      22405.44                    23226.51
  1998/11/30      22427.53                    23234.40
  1998/12/31      22473.41                    23286.30
  1999/01/31      22601.42                    23421.42
  1999/02/28      22069.89                    22864.42
  1999/03/31      22179.13                    22954.18
  1999/04/30      22263.43                    23006.19
IMATRL PRASUN   SHR__CHT 19990430 19990518 113525 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan Government Income Fund on April 30, 1989. As the chart shows, by April 30, 1999, the value of the investment would have grown to $22,263 - a 122.63% increase on the initial investment. For comparison, look at how the Lehman Brothers Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $23,006 - a 130.06% increase.

(CHECKMARK)

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.

TOTAL RETURN COMPONENTS

                  YEARS ENDED APRIL 30,

                  1999                   1998    1997    1996   1995

Dividend returns  5.94%                  6.55%   6.76%   6.69%  7.82%

Capital returns   0.10%                   4.08%  -0.50%  1.41%  -0.50%

Total returns     6.04%                  10.63%  6.26%   8.10%  7.32%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED APRIL 30, 1999   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share            4.98(cents)   30.24(cents)   61.58(cents)

Annualized dividend rate       5.76%         5.73%          5.79%

30-day annualized yield        5.48%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.52 over the past one month, $10.64 over the past six months and $10.63 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain fund expenses the yield would have been 5.40%.

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

While the equity markets continued to
set new records en route to monumental
gains, bonds were limited to more
modest advances for the 12 months
that ended April 30, 1999, with the
Lehman Brothers Aggregate Bond
Index - a widely followed measure
of taxable bond performance -
returning 6.27% for this period. Low
interest rates, wildly gyrating stock
prices and the general uncertainty
surrounding global economies led
investors to flee stocks for the
perceived safety of U.S. Treasuries
during the late summer and early fall,
driving their prices up and their yields to a 30-year low. As Treasuries rallied, corporate bonds and mortgage securities languished. Later in the period, the bond market underwent a reversal. Confronted with improving conditions abroad and the lingering fear of inflation from an overheated
U.S. economy, Treasuries gave back
nearly all of their flight-to-quality gains captured during the fall. As prices plunged, yields soared to levels not seen since early August. As such, Treasuries fell out of favor. Conversely, unabated demand for corporate bonds and mortgage securities - both with historically attractive valuations - fueled rallies as each sector managed strong returns relative to comparable-duration Treasuries during the last six months of the period. For the year, the Lehman Brothers
Corporate Bond Index and the
Lehman Brothers Mortgage
Securities Index, reflective of the
strong turnaround, posted returns
of 5.82% and 6.16%, respectively.

(PHOTOGRAPH OF TOM SILVIA)

NOTE TO SHAREHOLDERS: Tom Silvia became Portfolio Manager of Spartan Government Income Fund on December 7, 1998.

Q. HOW DID THE FUND PERFORM, TOM?

A. For the 12-month period that ended April 30, 1999, the fund provided a total return of 6.04%. To get a sense of how the fund did relative to its competitors, the general U.S. government funds average returned 5.12% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers Government Bond Index - which tracks the types of securities in which the fund invests - returned 6.44% for the same one-year period.

Q. WHAT FACTORS HELPED THE FUND BEAT ITS PEERS OVER THE PAST 12
MONTHS?

A. The key reason why the fund outperformed its Lipper peer group was its smaller-than-average weighting in mortgage securities, which lagged Treasury and agency securities during the past year. Although they started out the year in relatively good shape, mortgage securities suffered dramatically last summer and last fall from fears that prepayment activity would accelerate as more homeowners refinanced their home loans to lock in lower interest rates. Mortgage securities began to perform better in the first four months of 1999 when interest rates crept higher, although they weren't able to recoup all of their previous losses.

Q. WHAT STEPS DID YOU TAKE TO TRY TO MINIMIZE THE FUND'S EXPOSURE TO INCREASED PREPAYMENT ACTIVITY?

A. I maintained the fund's focus on "seasoned" mortgage securities, which are made up of home loans originated between five and 10 years ago. Generally speaking, these mortgage securities experience slow rates of prepayment relative to more recently issued loans. Even though the homeowners have been presented with several attractive opportunities to refinance at lower interest rates during the life of their seasoned loans, they've decided not to do so. That said, prepayment activity for seasoned mortgage securities turned out to be much higher than expected and they detracted from the fund's performance last fall. However, when the mortgage market rebounded in 1999, seasoned securities were among its best performers. Toward the end of the period, I added some more recently issued mortgage securities because I felt that they were very attractively priced and because they are less likely to be prepaid given how new they are to the market.

Q. WHICH AGENCY SECURITIES DID THE FUND EMPHASIZE?

A. I continued to favor non-callable securities - those that can't be redeemed by their issuers before maturity. Some agency securities can be "called" - or redeemed - by their issuers as a way to reduce their debt costs. Because they can't be redeemed prior to maturity, non-callable securities tend to perform better than their callable counterparts when interest rates fall.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. During the first four months of 1999, the agency market experienced rather heavy supply. As a result of that increased supply, agency securities didn't perform as well as I had expected. But because I believed that agency securities would perform better once supply normalized, I maintained my holdings in them.

Q. WHAT'S YOUR OUTLOOK?

A. There's more evidence each day that the worst of the crisis that plagued global financial markets last fall is behind us. Given that, I think we'll enter a more "normal," less volatile market environment than we experienced in late 1998. Against that backdrop, I believe that agency and mortgage securities are poised to do better than Treasuries over the near term. While they have gained some ground on Treasuries, agency and mortgage securities remained, in my view, undervalued relative to Treasuries at the end of the period. To the extent that investors look for attractively priced, higher-yielding alternatives to Treasuries, agency and mortgage securities will likely benefit.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(CHECKMARK)

FUND FACTS

GOAL: high current income

FUND NUMBER: 453

TRADING SYMBOL: SPGVX

START DATE: December 20,
1988

SIZE: as of April 30, 1999,
more than $743 million

MANAGER: Tom Silvia, since
December 1998; manager,
various Fidelity and Spartan
government and mortgage
funds; joined Fidelity in 1983

TOM SILVIA ON HIS INVESTMENT
APPROACH:

"My investment style and
approach are extremely similar to
those of the fund's previous
portfolio manager. As he did, I
manage the fund so that its
duration - a measure of its
interest-rate sensitivity - is in
line with the Lehman Brothers
Government Bond Index. By doing
so, I hope to avoid the problems
that can occur if the fund's
duration is too long when interest
rates are on the rise, or too
short when rates are falling. In
addition, I focus my efforts on
other areas where Fidelity's
research efforts can add value.
Those areas include asset
allocation - how the fund is
divided among various sectors of
the bond market - and individual
security selection."

INVESTMENT CHANGES

COUPON DISTRIBUTION AS OF
APRIL 30, 1999

                           % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                    MONTHS AGO

Less than 5%                0.0                      0.6

 5 - 5.99%                  19.1                     13.3

 6 - 6.99%                  44.1                     30.8

 7 - 7.99%                  5.9                      3.9

 8 - 8.99%                  17.2                     31.5

 9 - 9.99%                  9.4                      12.0

10% and over                0.9                      1.5

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING SHORT-TERM INVESTMENTS.

AVERAGE YEARS TO MATURITY AS
OF APRIL 30, 1999

                                    6 MONTHS AGO

Years                          9.0   8.4

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION AS OF APRIL 30, 1999

                                     6 MONTHS AGO

Years                           5.2   5.4

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF APRIL 30, 1999

Mortgage securities 25.5%
U.S. Treasury obligations 24.7%
U.S. government agency obligations 46.4%
Short-term investments 3.4%


Row: 1, Col: 1, Value: 3.4
Row: 1, Col: 2, Value: 46.4
Row: 1, Col: 3, Value: 24.7
Row: 1, Col: 4, Value: 25.5

AS OF OCTOBER 31, 1998

Mortgage securities 16.7%
U.S. Treasury obligations 25.8%
U.S. government agency obligations 51.1%
Short-term investments 6.4%

Row: 1, Col: 1, Value: 6.4
Row: 1, Col: 2, Value: 51.1
Row: 1, Col: 3, Value: 25.8
Row: 1, Col: 4, Value: 16.7

INVESTMENTS APRIL 30, 1999
Showing Percentage of Total Value of Investment in Securities


U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 71.1%

                                    PRINCIPAL AMOUNT                VALUE (NOTE 1)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - 46.4%

Fannie Mae:

6% 5/15/08                          $ 2,000,000                     $ 2,018,120

6.16% 8/7/28                         17,400,000                      17,484,216

6.5% 7/16/07                         8,770,000                       9,072,828

6.7% 6/19/07                         500,000                         523,515

Farm Credit Systems Financial        5,000,000                       5,695,300
Assistance Corp.  9.375%
7/21/03

Federal Agricultural Mortgage        700,000                         742,658
Corp. 7.01% 2/10/05

Federal Farm Credit Bank:

5.8% 6/17/05                         17,370,000                      17,413,425

6.05% 1/3/06                         3,425,000                       3,464,079

6.8% 10/18/06                        1,000,000                       1,061,090

7.08% 11/30/05                       1,000,000                       1,072,030

Federal Home Loan Bank:

5.125% 4/17/01                       8,875,000                       8,841,719

5.125% 2/26/02                       3,700,000                       3,663,000

5.29% 1/27/06                        15,000,000                      14,603,700

5.35% 2/7/01                         9,000,000                       8,997,210

5.81% 8/26/05                        6,800,000                       6,820,196

6.23% 10/25/05                       1,000,000                       1,025,000

6.33% 10/17/05                       3,000,000                       3,090,480

6.43% 9/19/05                        1,000,000                       1,036,090

8.09% 12/28/04                       2,000,000                       2,221,880

Freddie Mac:

6.13% 2/27/06                        3,000,000                       3,060,480

6.485% 10/3/05                       4,500,000                       4,676,490

6.505% 7/1/04                        1,250,000                       1,289,263

6.51% 1/8/07                         1,610,000                       1,663,323

6.75% 8/1/05                         2,000,000                       2,104,060

6.99% 7/5/06                         20,000,000                      21,393,800

Government Loan Trusts               2,008,065                       2,200,659
(assets of Trust guaranteed
by U.S. Government through
Agency for International
Development) 8.5% 4/1/06

Government Trust Certificates
(assets of Trust guaranteed
by U.S. Government through
Defense Security Assistance
Agency):

Class 1-C, 9.25% 11/15/01            7,738,630                       8,116,508

Class 2-E 9.4% 5/15/02               1,049,248                       1,091,532

Class T-3, 9.625% 5/15/02            8,337,076                       8,667,224

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

                                    PRINCIPAL AMOUNT                VALUE (NOTE 1)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

Guaranteed Export Trust
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank):

Series 1993 C, 5.2% 10/15/04        $ 147,644                       $ 145,970

Series 1993 D, 5.23% 5/15/05         2,132,979                       2,106,391

Series 1994 A, 7.12% 4/15/06         9,110,204                       9,446,371

Series 1994 C, 6.61% 9/15/99         10,119                          10,149

Series 1995 A, 6.28% 6/15/04         9,117,059                       9,254,362

Series 1996 A, 6.55% 6/15/04         2,960,281                       3,023,989

Guaranteed Trade Trust
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank):

Series 1994 A, 7.39% 6/26/06         5,625,000                       5,880,938

Series 1994 B, 7.5% 1/26/06          226,788                         240,352

Series 1997 A, 6.104% 7/15/03        4,200,000                       4,236,120

Israel Export Trust                  320,000                         327,200
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank) Series
1994 1, 6.88% 1/26/03

Knoxville Tennessee U.S.             1,000,000                       1,093,380
Government Guaranteed Notes
Series 1990-A, 9.2% 8/1/02

Overseas Private Investment
Corp. U.S. Government
guaranteed participation
certificate:

Series 1994 195, 6.08%               10,418,625                      10,588,240
8/15/04 (callable)

Series 1996 A1, 6.726%               2,000,000                       2,048,260
9/15/10 (callable)

Private Export Funding Corp.:

secured:

5.5% 3/15/01                         7,500,000                       7,482,675

5.65% 3/15/03                        625,048                         625,267

5.8% 2/1/04                          6,825,000                       6,851,413

5.82% 6/15/03 (a)                    16,700,000                      16,574,750

6.31% 9/30/04                        17,000,000                      17,391,680

6.62% 10/1/05                        400,000                         411,064

6.86% 4/30/04                        12,562,667                      12,935,640

7.9% 3/31/00                         2,000,000                       2,044,380

8.35% 1/31/01                        2,500,000                       2,621,875

5.31% 11/15/03 (a)                   1,300,000                       1,264,354

State of Israel (guaranteed
by U.S. Government through
Agency for International
Development):

5.7% 2/15/03                         30,000,000                      29,940,600

6.05% 8/15/00                        8,080,000                       8,138,095

6.6% 2/15/08                         17,850,000                      18,437,622

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

                                    PRINCIPAL AMOUNT                VALUE (NOTE 1)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

State of Israel (guaranteed
by U.S. Government through
Agency for International
Development): - continued

6.625% 8/15/03                      $ 2,010,000                     $ 2,075,164

U.S. Department of Housing
and Urban Development
government guaranteed
participation certificates
Series 99-A:

5.67% 8/1/05                         4,100,000                       4,064,330

5.96% 8/1/09                         6,650,000                       6,550,716

U.S. Trade Trust Certificates        676,667                         725,454
(assets of Trust guaranteed
by U.S. government through
Export-Import Bank) 8.17%
1/15/07

                                                                     349,646,676

U.S. TREASURY OBLIGATIONS -
24.7%

U.S. Treasury Bonds:

6.125% 11/15/27                      12,575,000                      13,017,137

6.375% 8/15/27                       18,600,000                      19,864,242

8.75% 5/15/17                        31,490,000                      41,291,263

8.875% 8/15/17                       45,316,000                      60,135,689

9% 11/15/18                          24,200,000                      32,764,622

U.S. Treasury Notes 6.25%            19,000,000                      19,249,280
5/31/00

                                                                     186,322,233

TOTAL U.S. GOVERNMENT AND                                            535,968,909
GOVERNMENT AGENCY OBLIGATIONS
(Cost $543,985,606)

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 23.2%



FANNIE MAE - 14.7%

5.5% 9/1/08 to 7/1/09                7,767,569                       7,589,970

6% 6/1/08 to 1/1/29                  25,451,226                      25,196,357

6.5% 2/1/10 to 4/1/29 (c)            53,382,424                      53,035,394

7% 11/1/06 to 10/1/28                19,173,319                      19,434,207

8.25% 12/1/01                        1,916,662                       1,996,857

9.5% 11/1/06 to 11/15/09             2,038,645                       2,155,943

11% 8/1/10                           390,665                         428,845

11.25% 5/1/14                        129,320                         143,651

11.5% 6/1/19                         569,390                         643,024

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES -
CONTINUED

                                    PRINCIPAL AMOUNT                VALUE (NOTE 1)

FANNIE MAE - CONTINUED

12.5% 3/1/16                        $ 56,659                        $ 65,096

13% 9/1/13                           39,386                          45,771

13.5% 5/1/11 to 1/1/15               123,310                         143,357

                                                                     110,878,472

FREDDIE MAC - 4.3%

6.5% 5/1/08                          508,253                         513,305

6.775% 11/15/03                      5,073,751                       5,172,848

7.5% 6/1/07                          273,477                         280,664

8% 1/1/07                            920,453                         943,069

8.5% 12/1/21 to 8/1/27               16,246,515                      17,084,284

9% 8/1/08 to 4/1/20                  994,001                         1,054,841

9.5% 6/1/09 to 8/1/21                4,925,513                       5,206,180

10% 7/1/09 to 8/1/21                 1,396,111                       1,505,227

10.5% 10/1/15 to 1/1/16              57,663                          63,108

12% 9/1/03 to 12/1/15                89,812                          99,490

12.25% 3/1/11 to 7/1/14              182,694                         204,157

12.5% 2/1/14 to 6/1/19               452,437                         517,990

13% 8/1/10 to 6/1/15                 168,959                         196,290

13.5% 10/1/11                        1,063                           1,232

                                                                     32,842,685

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 4.2%

6.5% 5/15/02 to 7/15/03 (c)          2,231,198                       2,234,296

6.5% 5/15/29 (b)                     21,500,000                      21,379,063

7.5% 8/15/06 to 6/15/07              2,368,761                       2,449,108

9.5% 6/15/09 to 10/15/20             1,970,744                       2,113,116

10% 1/15/16                          3,292                           3,567

10.5% 4/15/14 to 1/15/18             773,341                         847,097

11% 1/15/10 to 9/15/19               664,233                         741,572

11.5% 3/15/10 to 1/15/16             1,355,472                       1,527,829

13.5% 7/15/11                        48,801                          56,907

                                                                     31,352,555

TOTAL U.S. GOVERNMENT AGENCY                                         175,073,712
-  MORTGAGE SECURITIES
(Cost $175,191,484)

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.9%

                                    PRINCIPAL AMOUNT                VALUE (NOTE 1)

U.S. GOVERNMENT AGENCY - 1.9%

Fannie Mae:

planned amortization class          $ 2,870,000                     $ 2,903,184
Series 1993-134  Class GA,
6.5% 2/25/07

planned amortization class           6,300,000                       6,319,688
Series 1994-72 Class G, 6%
10/25/19

Freddie Mac:

planned amortization class           2,310,951                       2,312,035
Series 1515 Class D,  6%
9/15/05

Series 1141 Class G, 9%              3,000,000                       3,185,610
9/15/21

TOTAL COLLATERALIZED MORTGAGE                                        14,720,517
OBLIGATIONS
(Cost $14,456,296)

COMMERCIAL MORTGAGE
SECURITIES - 0.4%



Fannie Mae ACES REMIC                2,660,546                       2,722,903
sequential pay Series 1996
M5 Class A1, 7.141% 7/25/10
(Cost $2,683,986)


CASH EQUIVALENTS - 3.4%

                             MATURITY AMOUNT

Investments in repurchase    $ 25,580,548                            25,570,000
agreements (U.S. Government
obligations), in a joint
trading account at 4.95%,
dated 4/30/99 due 5/3/99
(Cost $25,570,000)

TOTAL INVESTMENT IN                                             $ 754,056,041
SECURITIES - 100%
(Cost $761,887,372)

LEGEND

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $17,839,104 or 2.4% of net assets.

(b) Security purchased on a delayed delivery or when-issued basis.

(c) A portion of these securities were sold on a delayed delivery or when-issued basis.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $761,907,645. Net unrealized depreciation aggregated $7,851,604, of which $2,994,854 related to appreciated investment securities and $10,846,458 related to depreciated investment securities.

At April 30, 1999, the fund had a capital loss carryforward of approximately $5,819,000 of which $2,265,000, $1,392,000 and
$2,162,000 will expire on April 30, 2003, 2004 and 2005, respectively.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                                 APRIL 30, 1999

ASSETS

Investment in securities, at                    $ 754,056,041
value (including repurchase
agreements of $25,570,000)
(cost $761,887,372) - See
accompanying schedule

Commitment to sell securities   $ (34,604,250)
on a delayed delivery basis

Receivable for securities        34,799,102      194,852
sold on a delayed delivery
basis

Receivable for investments                       1,584,217
sold, regular delivery

Cash                                             311

Receivable for fund shares                       697,492
sold

Interest receivable                              10,736,728

 TOTAL ASSETS                                    767,269,641

LIABILITIES

Payable for investments          21,589,285
purchased on a  delayed
delivery basis

Payable for fund shares          1,254,799
redeemed

Distributions payable            336,199

Accrued management fee           312,286

Other payables and accrued       5,217
expenses

 TOTAL LIABILITIES                               23,497,786

NET ASSETS                                      $ 743,771,855

Net Assets consist of:

Paid in capital                                 $ 760,754,306

Undistributed net investment                     885,709
income

Accumulated undistributed net                    (10,231,681)
realized gain (loss)  on
investments

Net unrealized appreciation                      (7,636,479)
(depreciation) on investments

NET ASSETS, for 71,123,998                      $ 743,771,855
shares outstanding

NET ASSET VALUE, offering                        $10.46
price and redemption price
per share ($743,771,855
(divided by) 71,123,998
shares)

STATEMENT OF OPERATIONS
                                               YEAR ENDED APRIL 30, 1999

INVESTMENT INCOME                              $ 36,100,134
Interest (including income on
securities loaned of $2,046)

EXPENSES

Management fee                  $ 3,383,588

Non-interested trustees'         1,416
compensation

 Total expenses before           3,385,004
reductions

 Expense reductions              (532,587)      2,852,417

NET INVESTMENT INCOME                           33,247,717

REALIZED AND UNREALIZED GAIN                    (1,107,059)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities           (10,180,852)

 Delayed delivery commitments    194,852        (9,986,000)

NET GAIN (LOSS)                                 (11,093,059)

NET INCREASE (DECREASE) IN                     $ 22,154,658
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED APRIL 30, 1999  YEAR ENDED APRIL 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 33,247,717               $ 17,291,024
income

 Net realized gain (loss)         (1,107,059)                9,225,282

 Change in net unrealized         (9,986,000)                309,451
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       22,154,658                 26,825,757
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (32,399,020)               (16,889,044)
from net investment income

Share transactions Net            807,579,937                158,873,071
proceeds from sales of shares

 Reinvestment of distributions    28,940,975                 14,574,759

 Cost of shares redeemed          (405,008,440)              (118,664,652)

 NET INCREASE (DECREASE) IN       431,512,472                54,783,178
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       421,268,110                64,719,891
IN NET ASSETS

NET ASSETS

 Beginning of period              322,503,745                257,783,854

 End of period (including        $ 743,771,855              $ 322,503,745
undistributed net investment
income and distributions in
excess of net investment
income of $885,709 and
$427,357, respectively)

OTHER INFORMATION
Shares

 Sold                             75,532,679                 15,233,923

 Issued in reinvestment of        2,720,115                  1,407,854
distributions

 Redeemed                         (38,001,618)               (11,433,725)

 Net increase (decrease)          40,251,176                 5,208,052


FINANCIAL HIGHLIGHTS

YEARS ENDED APRIL 30,            1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 10.450   $ 10.040   $ 10.090   $ 9.950    $ 10.000
of period

Income from Investment            .629 C     .647 C     .672 C     .672       .640
Operations Net investment
income

Net realized and unrealized       (.003)     .396       (.057)     .132       .055
gain (loss)

Total from investment             .626       1.043      .615       .804       .695
operations

Less Distributions

From net investment income        (.616)     (.633)     (.665)     (.664)     (.700)

In excess of net  investment      -          -          -          -          (.045)
income

Total distributions               (.616)     (.633)     (.665)     (.664)     (.745)

Net asset value, end of period   $ 10.460   $ 10.450   $ 10.040   $ 10.090   $ 9.950

TOTAL RETURN A, B                 6.04%      10.63%     6.26%      8.10%      7.32%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 743,772  $ 322,504  $ 257,784  $ 233,597  $ 239,899
(000 omitted)

Ratio of expenses to average      .51% D     .60% D     .60% D     .65%       .65%
net assets

Ratio of expenses to average      .51%       .60%       .60%       .62% E     .65%
net assets after expense
reductions

Ratio of net investment           5.94%      6.27%      6.65%      6.55%      7.34%
income to average net assets

Portfolio turnover rate           218%       173%       135%       114%       303%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE.

C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES.

Spartan Government Income Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of long-term U.S. government and government agency obligations aggregated $1,572,972,637 and $1,171,156,213, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .60% of the fund's average net assets. Effective June 27, 1998, the fund's management fee was changed from .65% to .60% of the fund's average net assets.

FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $608 for the period. Effective June 26, 1998, these transaction fees were eliminated.

SUB-ADVISER FEE. FMR, on behalf of the fund, has entered into a sub-advisory agreement (effective January 1, 1999) with Fidelity Investments Money Management, Inc. (FIMM), a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

5. SECURITY LENDING.

The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. At period end there were no loans outstanding.

6. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .50% of average net assets. For the period, the reimbursement reduced the expenses by $527,073. Effective June 27, 1998, the fund's expense limitation was changed from .60% to
 .50% of average net assets.

In addition, FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $5,514 under these arrangements.

7. BENEFICIAL INTEREST.

At the end of the period, Charitable Gift Fund, an affiliate of FMR was record owner of approximately 6% of the total outstanding shares of the fund.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Spartan Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Government Income Fund (a fund of Fidelity Fixed-Income Trust) at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Government Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   June 10, 1999

DISTRIBUTIONS

A total of 35.31% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

PROXY VOTING RESULTS

A special meeting of the fund's shareholders was held on April 14, 1999. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

                # OF              % OF
                VOTES CAST        VOTES CAST

RALPH F. COX
Affirmative    3,458,976,159.98   96.453

Withheld       127,217,620.15     3.547

TOTAL          3,586,193,780.13   100.000

PHYLLIS BURKE DAVIS
Affirmative    3,457,456,499.03   96.410

Withheld       128,737,281.10     3.590

TOTAL          3,586,193,780.13   100.000

ROBERT M. GATES
Affirmative    3,456,005,508.38   96.370

Withheld       130,188,271.75     3.630

TOTAL          3,586,193,780.13   100.000

EDWARD C. JOHNSON 3D
Affirmative    3,455,489,223.63   96.355

Withheld       130,704,556.50     3.645

TOTAL          3,586,193,780.13   100.000

E. BRADLEY JONES
Affirmative    3,450,609,301.20   96.219

Withheld       135,584,478.93     3.781

TOTAL          3,586,193,780.13   100.000

DONALD J. KIRK
Affirmative    3,459,411,034.58   96.465

Withheld       126,782,745.55     3.535

TOTAL          3,586,193,780.13   100.000

               # OF                % OF
               VOTES CAST          VOTES CAST

 PETER S. LYNCH
Affirmative    3,457,634,804.46   96.415

Withheld       128,558,975.67     3.585

TOTAL          3,586,193,780.13   100.000

WILLIAM O. MCCOY
Affirmative    3,460,201,580.15   96.487

Withheld       125,992,199.98     3.513

TOTAL          3,586,193,780.13   100.000

GERALD C. MCDONOUGH
Affirmative    3,451,463,777.17   96.243

Withheld       134,730,002.96     3.757

TOTAL          3,586,193,780.13   100.000

MARVIN L. MANN
Affirmative    3,460,821,601.80   96.504

Withheld       125,372,178.33     3.496

TOTAL          3,586,193,780.13   100.000

ROBERT C. POZEN
Affirmative    3,457,264,705.36   96.405

Withheld       128,929,074.77     3.595

TOTAL          3,586,193,780.13   100.000

THOMAS R. WILLIAMS
Affirmative    3,453,385,559.21   96.297

Withheld       132,808,220.92     3.703

TOTAL          3,586,193,780.13   100.000

PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

                # OF            % OF
                VOTES CAST      VOTES CAST

Affirmative    404,531,476.56   96.025

Against        3,027,687.04     0.718

Abstain        13,719,471.50    3.257

TOTAL          421,278,635.10   100.000

PROPOSAL 3

To adopt an Amended and Restated Declaration of Trust.*

                     # OF              % OF
                     VOTES CAST        VOTES CAST

Affirmative         3,159,952,348.89   88.591

Against             149,972,028.80     4.204

Abstain             256,991,780.81     7.205

TOTAL               3,566,916,158.50   100.000

Broker Non-Votes    19,277,621.63

PROPOSAL 4

To adopt a new fundamental investment policy for the fund that would permit it to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.

                     # OF            % OF
                     VOTES CAST      VOTES CAST

Affirmative         375,231,357.43   89.525

Against             24,761,662.14    5.908

Abstain             19,142,389.48    4.567

TOTAL               419,135,409.05   100.000

Broker Non-Votes    2,143,226.05

PROPOSAL 5

To eliminate certain fundamental investment policies of the fund.

                      # OF           % OF
                     VOTES CAST      VOTES CAST

Affirmative         365,216,442.39   87.136

Against             31,597,935.93    7.539

Abstain             22,321,030.73    5.325

TOTAL               419,135,409.05   100.000

Broker Non-Votes    2,143,226.05

PROPOSAL 6

To amend the fundamental investment limitation concerning real estate for the fund to make explicit the ability of the fund to purchase any security or instrument backed by real estate or real estate interests and any security of companies engaged in the real estate business.

                     # OF            % OF
                     VOTES CAST      VOTES CAST

Affirmative         364,466,354.37   86.957

Against             33,070,938.14    7.890

Abstain             21,598,116.54    5.153

TOTAL               419,135,409.05   100.000

Broker Non-Votes    2,143,226.05

PROPOSAL 7

To amend the fund's fundamental investment limitation concerning diversification to exclude securities of other investment companies from the limitation.

                     # OF            % OF
                     VOTES CAST      VOTES CAST

Affirmative         366,359,407.72   87.408

Against             31,129,740.68    7.427

Abstain             21,646,260.65    5.165

TOTAL               419,135,409.05   100.000

Broker Non-Votes    2,143,226.05

*DENOTES TRUST-WIDE PROPOSALS AND VOTING RESULTS.

OF SPECIAL NOTE

INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)

TOUCHTONE XPRESS
1-800-544-5555

PRESS

1  For mutual fund and brokerage trading.
2  For quotes.*
3  For account balances and holdings.
4  To review orders and mutual fund activity.
5  To change your PIN.
*0  To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)

FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)

FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)

MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)

FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS

Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS

Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)

FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS

Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

TO VISIT FIDELITY

For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISER

Fidelity Investments Money
 Management, Inc. (FIMM)
Merrimack, NH

OFFICERS

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Fred L. Henning, Jr., Vice President

Dwight D. Churchill, Vice President

Thomas J. Silvia, Vice President

Stanley N. Griffith, Assistant Vice President

Eric D. Roiter, Secretary

Richard A. Silver, Treasurer

Matthew N. Karstetter, Deputy Treasurer

John H. Costello, Assistant Treasurer

Leonard M. Rush, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

E. Bradley Jones *

Donald J. Kirk *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead

Abigail P. Johnson

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT TRUSTEES

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

The Bank of New York
New York, NY

FIDELITY'S TAXABLE BOND FUNDS

Capital & Income

Ginnie Mae

Government Income

High Income

Intermediate Bond

Intermediate Government Income

International Bond

Investment Grade Bond

New Markets Income

Short-Term Bond

Spartan(Registered trademark) Government Income

Spartan Investment Grade Bond

Spartan Short-Term Bond

Strategic Income
Target TimelineSM 1999, 2001 & 2003

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions 1-800-544-7777

Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)

TouchTone Xpress(Registered trademark) (AUTOMATED GRAPHIC)
1-800-544-5555

(AUTOMATED GRAPHIC) AUTOMATED LINE FOR QUICKEST SERVICE

FIDELITY
HIGH INCOME
FUND

ANNUAL REPORT

APRIL 30, 1999

(2_FIDELITY_LOGOS)

CONTENTS

PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              7   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   34  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  38  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  42  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          43

PROXY VOTING RESULTS   44

OF SPECIAL NOTE        47

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

With 13 record-high closings, the Dow Jones Industrial Average surged nearly 1,000 points in April. What's particularly noteworthy about this performance is that, in some cases, gains were fueled by a rotation out of growth stocks and into issues more sensitive to economic swings. The strength in blue chips, combined with heavy global, corporate and agency bond issuance, contributed to the downward pressure on government security prices.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY HIGH INCOME            6.91%        85.33%        265.59%

ML High Yield Master            3.05%        62.93%        180.43%

ML High Yield Master II         3.23%        65.44%        191.79%

High Current Yield Funds        -0.03%       54.12%        n/a
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on August 29, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master Index - a market value-weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare the fund's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the fund's performance stacked up against its peers, you can compare it to the high current yield funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 269 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY HIGH INCOME           6.91%        13.13%        16.12%

ML High Yield Master           3.05%        10.26%        12.62%

ML High Yield Master II        3.23%        10.59%        13.14%

High Current Yield Funds       -0.03%       8.98%         n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND

             High Income                 ML High Yield Master II
             00455                       ML012
  1990/08/29      10000.00                    10000.00
  1990/08/31      10064.99                     9988.68
  1990/09/30       9729.40                     9570.97
  1990/10/31       9550.63                     9297.35
  1990/11/30       9776.03                     9394.97
  1990/12/31       9943.86                     9537.72
  1991/01/31      10104.29                     9732.95
  1991/02/28      10720.43                    10577.32
  1991/03/31      11246.93                    11091.22
  1991/04/30      11533.41                    11484.47
  1991/05/31      11681.60                    11529.20
  1991/06/30      11977.15                    11783.89
  1991/07/31      12368.43                    12107.31
  1991/08/31      12468.01                    12382.75
  1991/09/30      12639.75                    12561.20
  1991/10/31      13107.55                    12987.46
  1991/11/30      13259.88                    13124.27
  1991/12/31      13358.94                    13273.74
  1992/01/31      13966.03                    13722.09
  1992/02/29      14480.19                    14065.06
  1992/03/31      14853.43                    14266.87
  1992/04/30      14965.58                    14340.82
  1992/05/31      15143.52                    14544.61
  1992/06/30      15367.69                    14720.52
  1992/07/31      15662.69                    15006.65
  1992/08/31      15936.82                    15197.77
  1992/09/30      16107.59                    15358.88
  1992/10/31      15875.43                    15157.08
  1992/11/30      16009.54                    15393.25
  1992/12/31      16231.34                    15589.19
  1993/01/31      16632.02                    15951.88
  1993/02/28      16980.76                    16237.21
  1993/03/31      17401.26                    16522.15
  1993/04/30      17503.26                    16635.53
  1993/05/31      17715.25                    16838.44
  1993/06/30      18326.62                    17166.13
  1993/07/31      18566.28                    17333.90
  1993/08/31      18721.76                    17496.99
  1993/09/30      18784.48                    17574.66
  1993/10/31      19196.15                    17900.05
  1993/11/30      19487.94                    18002.42
  1993/12/31      19780.16                    18191.72
  1994/01/31      20449.02                    18584.97
  1994/02/28      20445.44                    18455.84
  1994/03/31      19949.27                    17859.36
  1994/04/30      19726.67                    17637.20
  1994/05/31      19808.03                    17598.65
  1994/06/30      19804.44                    17679.09
  1994/07/31      19827.53                    17785.81
  1994/08/31      19829.75                    17926.81
  1994/09/30      19987.50                    17923.25
  1994/10/31      20100.14                    17970.52
  1994/11/30      20036.21                    17815.89
  1994/12/31      20414.43                    18003.61
  1995/01/31      20555.12                    18256.40
  1995/02/28      21041.83                    18841.56
  1995/03/31      21364.77                    19096.18
  1995/04/30      21911.37                    19579.99
  1995/05/31      22334.87                    20194.60
  1995/06/30      22626.41                    20330.38
  1995/07/31      23061.97                    20595.13
  1995/08/31      23348.25                    20703.20
  1995/09/30      23554.89                    20943.80
  1995/10/31      23902.63                    21120.83
  1995/11/30      23793.51                    21330.16
  1995/12/31      24197.51                    21687.54
  1996/01/31      24967.11                    22049.83
  1996/02/29      25192.88                    22117.21
  1996/03/31      25179.73                    22026.79
  1996/04/30      25429.54                    22057.67
  1996/05/31      25723.43                    22216.65
  1996/06/30      25702.18                    22305.16
  1996/07/31      25657.68                    22451.78
  1996/08/31      26078.96                    22725.64
  1996/09/30      26811.27                    23259.81
  1996/10/31      26972.74                    23461.70
  1996/11/30      27347.86                    23927.23
  1996/12/31      27624.63                    24131.80
  1997/01/31      27967.02                    24313.11
  1997/02/28      28531.85                    24686.88
  1997/03/31      27892.60                    24347.31
  1997/04/30      28118.21                    24659.48
  1997/05/31      29091.95                    25178.69
  1997/06/30      29615.37                    25567.82
  1997/07/31      30569.24                    26245.53
  1997/08/31      30709.39                    26213.94
  1997/09/30      31712.29                    26685.48
  1997/10/31      31361.95                    26821.74
  1997/11/30      31736.87                    27060.68
  1997/12/31      32023.68                    27333.19
  1998/01/31      32781.15                    27768.79
  1998/02/28      33302.68                    27881.29
  1998/03/31      34023.93                    28146.12
  1998/04/30      34196.73                    28267.01
  1998/05/31      34105.29                    28437.00
  1998/06/30      34259.12                    28583.86
  1998/07/31      34657.53                    28766.03
  1998/08/31      31047.81                    27313.95
  1998/09/30      31402.60                    27385.04
  1998/10/31      30807.83                    26794.11
  1998/11/30      33174.36                    28190.77
  1998/12/31      33081.97                    28140.26
  1999/01/31      34216.57                    28514.74
  1999/02/28      34371.68                    28326.00
  1999/03/31      35354.42                    28655.03
  1999/04/30      36559.09                    29179.31
IMATRL PRASUN   SHR__CHT 19990430 19990514 100210 R00000000000108

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity High Income Fund on August 29, 1990. As the chart shows, by April 30, 1999, the value of the investment would have grown to $36,559 - a 265.59% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $29,179 - a 191.79% increase. Beginning with this report, the fund will compare it's performance to that of the Merrill Lynch High Yield Master II Index rather than the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master II Index contains deferred interest bonds and payment-in-kind securities and is therefore a better representation of the high yield bond universe.

(CHECKMARK)

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.

TOTAL RETURN COMPONENTS

                  YEARS ENDED APRIL 30,

                  1999                   1998    1997    1996    1995

Dividend returns  8.83%                  9.64%   8.76%   10.66%  9.45%

Capital returns   -1.92%                 11.98%   1.81%   5.40%   1.62%

Total returns     6.91%                  21.62%  10.57%  16.06%  11.07%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED APRIL 30, 1999  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share           7.34(cents)   53.00(cents)   108.32(cents)

Annualized dividend rate      6.89%         8.61%          8.65%

30-day annualized yield       9.34%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $12.96 over the past one month, $12.41 over the past six months and $12.52 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

High-yield bond investors
weathered a tumultuous 12 months
for the period ending April 30,
1999. The period opened with a
healthy economy, low inflation and
strong, broad-based demand for
high-yield bonds. Credit spreads -
which reflect the premium that
investors demand for higher
perceived levels of risk versus
Treasury securities - hit historically
low levels in July 1998. This strong
high-yield environment was
short-lived, however, as investors
reacted to economic turmoil
overseas - particularly when
Russia defaulted on its loans and
devalued its currency. A global
flight to quality ensued, and credit
spreads widened to levels not seen
since the high-yield bear market in
1990-1991. However, by January, lower
interest rates, reports of a
stronger-than-expected domestic
economy, and signs that Asia and
other emerging markets might have
bottomed set the stage for a
sustained rally in the high-yield
market. As the period closed, credit
spreads had narrowed
substantially and high-yield bonds
were outperforming many
fixed-income alternatives. For the
12-month period, the Merrill Lynch
High Yield Master II Index - a
broad measure of the high-yield
market - returned 3.23%.
Meanwhile, the overall U.S. taxable
bond market, as measured by the
Lehman Brothers Aggregate Bond
Index, returned 6.27% for the 12
months ending April 30, 1999.

(PHOTOGRAPH OF TOM SOVIERO)

An interview with Tom Soviero, Portfolio Manager of Fidelity
High Income Fund

Q. HOW DID THE FUND PERFORM, TOM?

A. For the 12 months that ended April 30, 1999, the fund returned 6.91%, while the high current yield funds average tracked by Lipper Inc. returned -0.03%. The overall high-yield market, as measured by the fund's new benchmark, the Merrill Lynch High Yield Master II Index, returned 3.23% for the same time period. The fund's former benchmark, the Merrill Lynch High Yield Master Index, returned 3.05%.

Q. WHY DID THE FUND CHANGE ITS BENCHMARK INDEX?

A. The fund changed its benchmark because the Merrill Lynch High Yield Master Index does not include deferred-interest bonds (DIBs) and pay-in-kind securities (PIKs), which have emerged as an important component of the market in recent years. Deferred-interest bonds do not pay cash interest for a set period of the bond's life, typically for 3 to 5 years, and therefore sell at a significant discount. At the end of the deferred-interest period the interest accrues and begins to be paid (it is a variation on the zero coupon bond structure). PIKs pay interest in the form of additional bonds or preferred stock. As of March 31, 1999, DIBs and PIKs represented approximately 11% of the fund's new benchmark, the Merrill Lynch High Yield Master II Index.

Q. WHAT STRATEGIES HELPED THE FUND OUTPERFORM THE PEER GROUP AND THE MERRILL LYNCH INDEXES IN THIS VOLATILE ENVIRONMENT?

A. Sector selection was critical during the past year. The fund benefited from its foundation in the telecommunications, cable and supermarket sectors when strong consumer demand, along with good underlying franchise and asset values, contributed to superior performance throughout the year. When the high-yield market sold off in the late summer and early fall, many bond prices dropped below their fundamental value and I was able to add to some of the fund's core holdings at attractive prices. I also took advantage of weak conditions by making opportunistic purchases in some of the most depressed securities, primarily cyclical energy, paper and basic materials companies. During recent months, many of those bonds appreciated significantly.

Q. WHICH HOLDINGS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. Choosing the right companies within different sectors significantly added to the fund's return as many of the portfolio's largest gains came from its largest holdings. One example is Pathmark, an East Coast grocery store chain that was acquired by Ahold, N.V., a Dutch supermarket operator with global holdings. All of the portfolio's Pathmark holdings - including current-coupon bonds, zero-coupon bonds and preferred stock - appreciated dramatically as a result of Ahold's investment-grade credit rating. NTL - Britain's third-largest cable operator - moved up strongly. NTL increased its subscriber base by aggressively acquiring its competitors. In February, Microsoft made a sizable investment in the company, further boosting NTL's market value. Yet another position that performed well was Gaylord Container, a large domestic cardboard producer. Gaylord is a good example of a well-managed company with strong underlying asset value whose bond prices dropped to depressed levels last fall. The company's securities recovered nicely when industry mergers reduced linerboard supply, prices firmed and its profitability outlook improved.

Q. DID THE PAST YEAR HOLD ANY DISAPPOINTMENTS?

A. During the fall's weak market, the fund's overweighting in deferred-pay securities such as DIBs and PIKs had a temporary negative effect on performance. Prices of those bond types fell across the board, regardless of issuers' operating and financial strengths. However, when the high-yield market recovered, deferred-pay bonds posted some of the biggest gains. I also was disappointed by an inopportune investment in Iridium, a satellite phone manufacturer. Management's optimistic demand forecast, along with marketing and distribution problems, resulted in a capital shortfall and problems with its bank lenders. I cut the fund's losses by selling the position during the period.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. I am optimistic. Although the high-yield market has rebounded considerably since last fall, credit spreads remain relatively wide and market inefficiencies continue to present numerous opportunities. I plan to maintain a core portfolio concentrated in the 20 largest positions, although within that framework I expect to actively manage both the sector and security selection process that has driven the fund's strong performance.

(CHECKMARK)
FUND FACTS

GOAL: high current income by
investing mainly in
high-yielding debt securities
with an emphasis on
lower-quality securities

FUND NUMBER: 455

TRADING SYMBOL: SPHIX

START DATE: August 29, 1990

SIZE: as of April 30, 1999,
more than $3.3 billion

MANAGER: Tom Soviero,
since 1996; also manages
institutional funds; joined
Fidelity in 1989

TOM SOVIERO ON THE STRATEGIC
ROLE OF DEFERRED-PAY SECURITIES:

"In the high-yield market, many
companies issue several securities
representing various risk levels.
Typically, a security that is lower in
the capital structure - a company's
financial framework of long-term
debt and equity - is associated
with greater risk and price volatility.
Often, such securities have
deferred-payment structures.
Zero-coupon and pay-in-kind bonds
are examples of bonds that don't
make any cash payments - or
produce any income - until they
mature. Currently, about 30% of the
fund's assets are invested in
deferred-pay issues, versus about
10-15% for the market benchmark. I
attribute much of the fund's strong
performance over the past few years
to our strategic overweighting of
these securities.

"Although deferred-pay securities
don't produce current income, their
higher yield contributes a
substantial portion of the portfolio's
total return. Furthermore, when
improving fundamentals cause an
issuer's securities to appreciate, the
higher risk premium associated
with deferred-pay bonds produces
larger rewards than current-coupon
bonds backed by the same company.
If our seasoned analytic team is
comfortable with a company's
management, competitive position
and long-term prospects, then I am
comfortable investing in the bottom
layer of the capital structure. In
other words, determining the most
advantageous position in the capital
structure is equally as important as
selecting sectors and
companies."

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

INVESTMENT CHANGES


TOP FIVE HOLDINGS AS OF APRIL
30, 1999

(BY ISSUER, EXCLUDING CASH     % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  IN
EQUIVALENTS)                                            THESE HOLDINGS  6 MONTHS AGO

Nextel Communications, Inc.     6.7                      5.7

CSC Holdings, Inc.              4.1                      4.8

NTL, Inc.                       3.5                      2.6

Pathmark Stores, Inc.           2.8                      4.0

Gaylord Container Corp.         2.4                      0.6

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  IN
                                                        THESE MARKET SECTORS  6
                                                        MONTHS AGO

MEDIA & LEISURE                 28.8                     31.2

UTILITIES                       21.7                     19.2

BASIC INDUSTRIES                8.9                      4.3

RETAIL & WHOLESALE              8.5                      11.6

FINANCE                         6.3                      4.2

QUALITY DIVERSIFICATION AS OF
APRIL 30, 1999

(MOODY'S RATINGS)              % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                        MONTHS AGO

Aaa, Aa, A                      0.2                      0.0

Baa                             0.7                      0.3

Ba                              10.6                     12.1

B                               39.1                     40.6

Caa, Ca, C                      17.8                     17.5

Not Rated                       5.7                      5.3


TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT APRIL 30, 1999 AND OCTOBER 31, 1998 ACCOUNT FOR 5.7% AND 5.3% RESPECTIVELY, OF THE FUND'S INVESTMENTS. ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF APRIL 30, 1999 *

Nonconvertible bonds  68.9%
Convertible bonds, preferred stocks 25.6%
Common stocks 2.1%
Short-term investments 2.5%
Other investments 0.9%
* FOREIGN INVESTMENTS 8.7%

Row: 1, Col: 1, Value: 67.90000000000001
Row: 1, Col: 2, Value: 25.6
Row: 1, Col: 3, Value: 2.1
Row: 1, Col: 4, Value: 2.5
Row: 1, Col: 5, Value: 1.9


AS OF OCTOBER 31, 1998 **

Nonconvertible bonds  71.7%
Convertible bonds, preferred stocks 22.6%
Common stocks 1.6%
Short-term investments 3.0%
Other investments 1.1%
** FOREIGN INVESTMENTS 7.8%

Row: 1, Col: 1, Value: 71.3
Row: 1, Col: 2, Value: 22.6
Row: 1, Col: 3, Value: 1.6
Row: 1, Col: 4, Value: 3.0
Row: 1, Col: 5, Value: 1.5

INVESTMENTS APRIL 30, 1999
Showing Percentage of Total Value of Investment in Securities


CORPORATE BONDS - 73.2%

MOODY'S RATINGS (UNAUDITED) (F)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

CONVERTIBLE BONDS - 4.3%

AEROSPACE & DEFENSE - 0.1%

SHIP BUILDING & REPAIR - 0.1%

Halter Marine Group, Inc.         B2        $ 8,040                              $ 4,261
4.5% 9/15/04

FINANCE - 0.1%

CREDIT & OTHER FINANCE - 0.1%

HIH Capital Ltd. euro 7.5%        -          5,910                                3,901
9/25/06

HEALTH - 0.8%

DRUGS & PHARMACEUTICALS - 0.4%

IVAX Corp. 6.5% 11/15/01 (c)      -          16,030                               15,309

MEDICAL FACILITIES MANAGEMENT
- 0.4%

HEALTHSOUTH Corp. 3.25% 4/1/03    Ba2        3,600                                2,979

Total Renal Care Holdings,        B1         11,670                               9,453
Inc. 7% 5/15/09 (c)

                                                                                  12,432

TOTAL HEALTH                                                                      27,741

MEDIA & LEISURE - 2.0%

BROADCASTING - 1.7%

International Cabletel, Inc.:

7% 6/15/08 (c)                    Caa1       2,890                                5,856

7% 6/15/08                        Caa1       13,020                               26,382

NTL, Inc. 7% 12/15/08 (c)         Caa1       17,020                               24,509

                                                                                  56,747

LODGING & GAMING - 0.2%

Signature Resorts, Inc. 5.75%     Caa1       8,270                                5,158
1/15/07

RESTAURANTS - 0.1%

CKE Restaurants, Inc. 4.25%       B1         4,550                                3,395
3/15/04

TOTAL MEDIA & LEISURE                                                             65,300

PRECIOUS METALS - 0.1%

TVX Gold, Inc. 5% 3/28/02         -          1,670                                1,394

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (F)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

CONVERTIBLE BONDS - CONTINUED

RETAIL & WHOLESALE - 0.7%

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.7%

Sunglass Hut International,
Inc.:

5.25% 6/15/03 (c)                 B2        $ 20,520                             $ 16,519

5.25% 6/15/03                     B3         8,960                                7,213

                                                                                  23,732

SERVICES - 0.1%

Veterinary Centers of             -          5,850                                4,227
America, Inc.  5.25% 5/1/06

TECHNOLOGY - 0.3%

COMPUTER SERVICES & SOFTWARE
- 0.1%

Networks Associates, Inc. 0%      -          7,260                                2,114
2/13/18

COMPUTERS & OFFICE EQUIPMENT
- 0.2%

Silicon Graphics, Inc. 5.25%      B1         7,250                                6,018
9/1/04

TOTAL TECHNOLOGY                                                                  8,132

UTILITIES - 0.1%

CELLULAR - 0.1%

Rogers Communications, Inc.       B2         3,820                                2,922
2% 11/26/05

TOTAL CONVERTIBLE BONDS                                                           141,610

NONCONVERTIBLE BONDS - 68.9%

AEROSPACE & DEFENSE - 0.8%

Argo-Tech Corp. 8.625% 10/1/07    B3         5,180                                5,038

Compass Aerospace Corp.           Caa1       7,670                                7,363
10.125% 4/15/05 (c)

Special Devices, Inc. 11.375%     B3         6,280                                6,343
12/15/08 (c)

Transdigm, Inc. 10.375%           B3         3,800                                3,838
12/1/08 (c)

United Defense Industries,        B2         2,820                                2,841
Inc. 8.75% 11/15/07

                                                                                  25,423

BASIC INDUSTRIES - 7.3%

CHEMICALS & PLASTICS - 2.3%

AEP Industries, Inc. 9.875%       B2         3,960                                4,118
11/15/07

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (F)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

BASIC INDUSTRIES - CONTINUED

CHEMICALS & PLASTICS -
CONTINUED

Brunner Mond Group PLC 11%        Caa1      $ 12,770                             $ 8,045
7/15/08

General Chemical Industrial       B3         6,950                                7,089
Products, Inc.  10.625%
5/1/09 (c)

Geo Specialty Chemicals, Inc.     B3         5,390                                5,430
 10.125% 8/1/08 (c)

Huntsman Corp.

9.5% 7/1/07 (c)                   B+         31,020                               30,554

Panolam Industries                B3         4,760                                4,927
International, Inc.  11.5%
2/15/09 (c)

PCI Chemicals Canada, Inc.        B2         5,420                                4,553
9.25% 10/15/07

Pioneer Americas Acquisition      B2         700                                  595
Corp.  9.25% 6/15/07

Sterling Chemicals, Inc.:

11.25% 4/1/07                     B3         2,340                                2,176

11.75% 8/15/06                    B3         8,760                                8,322

United Industries Corp.           B3         1,270                                1,318
9.875% 4/1/09 (c)

                                                                                  77,127

IRON & STEEL - 0.8%

AK Steel Corp. 7.875% 2/15/09     Ba2        8,510                                8,510
(c)

Metallurg Holdings, Inc. 0%       Caa1       38,400                               15,360
7/15/08 (b)

Metallurg, Inc. 11% 12/1/07       B3         2,270                                2,202

                                                                                  26,072

METALS & MINING - 0.7%

Kaiser Aluminum & Chemical
Corp.:

Series B 10.875% 10/15/06         B1         1,700                                1,751

Series D 10.875% 10/15/06         B1         1,360                                1,401

9.875% 2/15/02                    B1         4,240                                4,325

12.75% 2/1/03                     B3         12,570                               12,570

Metals USA, Inc. 8.625%           B2         1,600                                1,588
2/15/08

                                                                                  21,635

PACKAGING & CONTAINERS - 2.4%

Gaylord Container Corp.:

9.375% 6/15/07                    Caa1       22,755                               21,731

9.75% 6/15/07                     Caa1       4,170                                4,055

9.875% 2/15/08                    Caa2       53,910                               47,710

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (F)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

BASIC INDUSTRIES - CONTINUED

PACKAGING & CONTAINERS -
CONTINUED

Huntsman Packaging Corp.          B3        $ 2,230                              $ 2,263
9.125% 10/1/07

Packaging Corp. of America        B3         4,620                                4,759
9.625% 4/1/09 (c)

                                                                                  80,518

PAPER & FOREST PRODUCTS - 1.1%

Advance Agro Capital B V 13%      Caa1       12,240                               9,425
11/15/07

Container Corp. of America        B2         7,380                                7,804
gtd. 9.75% 4/1/03

Millar Western Forest             B3         3,740                                3,469
Products Ltd.  9.875% 5/15/08

Repap New Brunswick, Inc.         Caa1       3,240                                2,624
yankee  10.625% 4/15/05

Stone Container Corp.:

10.75% 10/1/02                    B1         6,900                                7,245

12.25% 4/1/02 unit                B3         670                                  672

12.58% 8/1/16 (d)                 B2         3,990                                4,349

                                                                                  35,588

TOTAL BASIC INDUSTRIES                                                            240,940

CONSTRUCTION & REAL ESTATE -
2.5%

BUILDING MATERIALS - 0.5%

Airxcel, Inc. 11% 11/15/07        B3         13,955                               13,920

American Standard Companies,
Inc.:

7.375% 2/1/08                     Ba3        310                                  306

7.625% 2/15/10                    Ba3        3,660                                3,623

                                                                                  17,849

CONSTRUCTION - 1.3%

Beazer Homes USA, Inc. 8.875%     Ba3        14,560                               14,232
4/1/08

Del Webb Corp. 9.375% 5/1/09      B2         10,000                               9,875

Great Lakes Dredge & Dock         B3         7,920                                8,316
Corp.  11.25% 8/15/08

NCI Building Systems, Inc.        B2         3,810                                3,810
9.25% 5/1/09 (c)

U.S. Home Corp. 8.875% 2/15/09    B1         7,010                                6,905

                                                                                  43,138

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (F)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

CONSTRUCTION & REAL ESTATE -
CONTINUED

REAL ESTATE - 0.7%

LNR Property Corp. 9.375%         B1        $ 10,400                             $ 10,140
3/15/08

Museum Towers LLC 15% 11/7/01     -          10,000                               12,867
(e)

                                                                                  23,007

TOTAL CONSTRUCTION & REAL                                                         83,994
ESTATE

DURABLES - 1.7%

AUTOS, TIRES, & ACCESSORIES -
1.3%

Advance Stores Co., Inc.          Caa1       10,710                               10,871
10.25% 4/15/08

Federal-Mogul Corp.:

7.5% 1/15/09 (c)                  Ba2        4,560                                4,443

7.875% 7/1/10                     Ba2        17,630                               17,674

Group 1 Automotive, Inc.          B2         5,440                                5,481
10.875% 3/1/09

Oshkosh Truck Co. 8.75% 3/1/08    B2         4,950                                5,086

                                                                                  43,555

CONSUMER DURABLES - 0.2%

Corning Consumer Products Co.     B3         5,730                                5,257
 9.625% 5/1/08

HOME FURNISHINGS - 0.2%

Applied Power, Inc. 8.75%         B1         3,530                                3,618
4/1/09

Omega Cabinets Ltd. 10.5%         B3         2,420                                2,493
6/15/07

Sealy Mattress Co. 0%             B3         2,210                                1,437
12/15/07 (b)

                                                                                  7,548

TOTAL DURABLES                                                                    56,360

ENERGY - 1.4%

OIL & GAS - 1.4%

Belden & Blake Corp. 9.875%       B3         17,990                               13,672
6/15/07

Chesapeake Energy Corp.:

7.875% 3/15/04                    B3         2,560                                2,214

8.5% 3/15/12                      B3         4,010                                3,208

9.125% 4/15/06                    B3         3,570                                3,106

9.625% 5/1/05                     B3         3,540                                3,221

Comstock Resources, Inc.          B2         4,710                                4,816
11.25% 5/1/07 (c)

Gothic Production Corp.           B3         10,460                               9,100
11.125% 5/1/05

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (F)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Magnum Hunter Resources, Inc.     B2        $ 3,360                              $ 3,058
10% 6/1/07

Petsec Energy, Inc. 9.5%          Ca         5,270                                2,846
6/15/07

                                                                                  45,241

FINANCE - 5.6%

CREDIT & OTHER FINANCE - 5.4%

AMRESCO, Inc.:

9.875% 3/15/05                    Caa3       17,530                               14,638

10% 3/15/04                       Caa3       3,410                                2,847

ContiFinancial Corp.:

7.5% 3/15/02                      B3         11,010                               8,808

8.125% 4/1/08                     B3         15,600                               11,700

8.375% 8/15/03                    B3         18,670                               14,936

Delta Financial Corp. 9.5%        B3         4,930                                4,018
8/1/04

Denbury Management, Inc. 9%       B3         6,400                                5,696
3/1/08

Digital Television Services       B3         19,250                               21,560
LLC/ DTS Capital, Inc. 12.5%
8/1/07

Fuji JGB Investment LLC 9.87%     Ba1        15,890                               14,897
12/31/49 (c)(d)

GS Escrow Corp. 7.125% 8/1/05     Ba1        9,090                                9,159

Macsaver Financial Services,
Inc.:

7.4% 2/15/02                      Ba1        2,090                                1,609

7.6% 8/1/07                       Ba1        16,850                               11,964

7.875% 8/1/03                     Ba1        3,910                                2,893

MCMS, Inc. 9.75% 3/1/08           B3         3,610                                2,202

Ocwen Capital Trust 10.875%       B2         2,410                                1,856
8/1/27

Ono Finance PLC 13% 5/1/09        -          6,260                                6,385
unit (c)

PTC International Finance BV      B3         3,610                                2,708
0% 7/1/07 (b)

SB Treasury Co. LLC 9.4%          Baa2       23,940                               24,030
12/29/49 (c)(d)

Trench Electronics SA/Trench,     B3         10,880                               10,390
Inc.  10.25% 12/15/07

UNICCO Service Co./UNICCO         B3         6,520                                6,406
Finance Corp. 9.875% 10/15/07

                                                                                  178,702

SAVINGS & LOANS - 0.2%

Bank United Corp. 8.875%          Ba3        6,410                                6,474
5/1/07

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (F)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - CONTINUED

SECURITIES INDUSTRY - 0.0%

ECM Corp. LP 14% 6/10/02 (c)      -         $ 132                                $ 132

TOTAL FINANCE                                                                     185,308

HEALTH - 2.7%

DRUGS & PHARMACEUTICALS - 0.2%

Global Health Sciences, Inc.      Caa1       6,650                                4,323
11% 5/1/08

MEDICAL EQUIPMENT & SUPPLIES
- 0.1%

Beckman Instruments, Inc.         Ba1        3,490                                3,468
7.05% 6/1/26

MEDICAL FACILITIES MANAGEMENT
- 2.4%

Dynacare, Inc. 10.75% 1/15/06     B2         6,690                                6,891
(c)

Everest Healthcare Services,      B3         7,130                                7,237
Inc. 9.75% 5/1/08

Fountain View, Inc. 11.25%        Caa1       8,890                                7,401
4/15/08

Harborside Healthcare Corp.       B3         23,380                               10,053
0% 8/1/08 (b)

Mariner Post-Acute Network,       B3         18,450                               8,303
Inc. 9.5% 11/1/07

Oxford Health Plans, Inc. 11%     Caa1       26,260                               26,917
5/15/05 (c)

Unilab Corp. 11% 4/1/06           Caa2       12,305                               13,043

                                                                                  79,845

TOTAL HEALTH                                                                      87,636

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.8%

ELECTRICAL EQUIPMENT - 0.5%

Advanced Lighting                 B2         5,000                                4,600
Technologies, Inc.  8%
3/15/08 (c)

Delco Remy International, Inc.:

8.625% 12/15/07                   B1         6,645                                6,844

10.625% 8/1/06                    B2         3,800                                4,104

                                                                                  15,548

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.2%

Bucyrus International, Inc.       B1         390                                  376
9.75% 9/15/07

Goss Graphic Systems, Inc.        Caa3       4,780                                1,434
12% 10/15/06

GSI Group, Inc. 10.25% 11/1/07    B2         10,410                               6,688

Harnischfeger Industries,         Ba3        6,790                                5,262
Inc. 7.25% 12/15/25

International Knife & Saw,        B3         780                                  796
Inc.  11.375% 11/15/06

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (F)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

Roller Bearing Co. of             B3        $ 5,550                              $ 5,328
America, Inc.  9.625% 6/15/07

Roller Bearing Holding, Inc.      -          22,220                               10,666
0% 6/15/09 (b)(c)

Terex Corp. 8.875% 4/1/08 (c)     B3         3,370                                3,336

Tokheim Corp. 11.375% 8/1/08      B3         6,390                                6,422
(c)

                                                                                  40,308

POLLUTION CONTROL - 0.1%

IT Group, Inc. (The) 11.25%       B3         3,470                                3,522
4/1/09 (c)

TOTAL INDUSTRIAL MACHINERY &                                                      59,378
EQUIPMENT

MEDIA & LEISURE - 19.2%

BROADCASTING - 13.6%

ACME Television LLC/ACME          B3         10,190                               8,814
Financial Corp.  0% 9/30/04
(b)

Adelphia Communications Corp.:

7.75% 1/15/09 (c)                 B1         10,060                               9,959

9.875% 3/1/07                     B1         22,060                               24,156

Ascent Entertainment Group,       B3         20,890                               14,832
Inc.  0% 12/15/04 (b)

Century Communications Corp.:

0% 1/15/08                        Ba3        32,355                               15,369

8.375% 12/15/07                   Ba3        9,640                                9,929

Citadel Broadcasting Co.          B3         12,900                               14,271
10.25% 7/1/07

Classic Cable, Inc. 9.875%        B3         2,000                                2,140
8/1/08 (c)

Classic Communications, Inc.      Caa1       13,560                               9,221
0% 8/1/09 unit (b)(c)

Comcast UK Cable Partners         B2         27,900                               25,808
Ltd.  0% 11/15/07 (b)

CSC Holdings, Inc. 7.625%         Ba2        10,950                               10,909
7/15/18

Diamond Cable Communications
PLC:

0% 2/15/07 (b)                    B3         9,720                                7,898

yankee 0% 12/15/05 (b)            B3         3,260                                2,934

Falcon Holding Group
LP/Falcon Funding Corp.:

0% 4/15/10 (b)                    B2         17,965                               12,845

8.375% 4/15/10                    B2         15,245                               15,474

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (F)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

FrontierVision Holdings           Caa1      $ 20,990                             $ 18,471
LP/FrontierVision Holdings
Capital Corp. 0% 9/15/07 (b)

Golden Sky DBS, Inc. 0%           Caa1       14,070                               8,407
3/1/07 (b)(c)

Golden Sky Systems, Inc.          B3         9,740                                10,958
12.875% 8/1/06

Granite Broadcasting Corp.        B3         18,155                               18,132
8.875% 5/15/08

Impsat Corp. 12.375% 6/15/08      B2         3,420                                3,266

International Cabletel, Inc.      B3         52,390                               47,675
0% 2/1/06 (b)

Lenfest Communications, Inc.      B2         2,720                                2,829
8.25% 2/15/08

Multicanal SA:

10.5% 4/15/18                     Ba3        11,790                               9,904

13.125% 4/15/09 (c)               Ba3        8,790                                8,812

NTL, Inc.:

0% 4/1/08 (b)                     B3         76,555                               53,780

11.5% 10/1/08 (c)                 B3         32,740                               37,324

Pegasus Communications Corp.      B3         2,620                                2,718
9.625% 10/15/05

Renaissance Media Group           B3         5,700                                4,019
LLC/Renaissance Media
Capital Corp. 0% 4/15/08 (b)

Satelites Mexicanos SA de CV      B3         7,960                                6,846
10.125% 11/1/04

Spectrasite Holdings, Inc. 0%     -          7,420                                4,359
4/15/09 (b)(c)

TCI Communications Financing      A3         5,490                                6,725
III  9.65% 3/31/27

Telemundo Holdings, Inc. 0%       Caa1       19,990                               10,695
8/15/08 (b)

Telewest PLC:

yankee 9.625% 10/1/06             B1         2,560                                2,694

0% 10/1/07 (b)                    B1         7,930                                7,058

                                                                                  449,231

ENTERTAINMENT - 1.5%

AMC Entertainment, Inc. 9.5%      B3         3,470                                3,392
2/1/11 (c)

Bally Total Fitness Holding       B3         7,090                                7,250
Corp.  9.875% 10/15/07

Harrahs Operating Co., Inc.       Ba2        6,750                                6,818
7.875% 12/15/05

Mohegan Tribal Gaming             Ba2        5,910                                6,043
Authority  8.125% 1/1/06 (c)

United Artists Theatre Co.        Caa1       29,950                               25,458
9.75% 4/15/08

                                                                                  48,961

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (F)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

LEISURE DURABLES & TOYS - 0.2%

Hedstrom Corp. 10% 6/1/07         B3        $ 2,470                              $ 2,174

Outboard Marine Corp. 10.75%      B3         5,640                                4,568
6/1/08

                                                                                  6,742

LODGING & GAMING - 2.6%

Coast Hotels & Casinos, Inc.      B3         6,970                                7,057
9.5% 4/1/09 (c)

Courtyard by Marriott II          B-         460                                  478
LP/Courtyard II  Finance Co.
10.75% 2/1/08

Florida Panthers Holdings,        B2         7,500                                7,538
Inc.  9.875% 4/15/09 (c)

HMH Properties, Inc.:

7.875% 8/1/05                     Ba2        3,755                                3,680

7.875% 8/1/08                     Ba2        28,680                               27,676

8.45% 12/1/08                     Ba2        8,470                                8,470

Host Marriott LP 8.375%           Ba2        14,040                               14,180
2/15/06 (c)

KSL Recreation Group, Inc.        B3         2,400                                2,472
10.25% 5/1/07

Signature Resorts, Inc. 9.75%     B3         15,520                               14,123
10/1/07

                                                                                  85,674

PUBLISHING - 1.0%

Advanstar Communications,         B2         14,960                               15,371
Inc. 9.25% 5/1/08

Von Hoffman Press, Inc.           B3         4,660                                4,846
10.875% 5/15/07 (c)

World Color Press, Inc. 7.75%     B1         13,500                               13,163
2/15/09 (c)

                                                                                  33,380

RESTAURANTS - 0.3%

Domino's, Inc. 10.375%            B3         10,290                               10,599
1/15/09 (c)

TOTAL MEDIA & LEISURE                                                             634,587

NONDURABLES - 0.4%

FOODS - 0.4%

Compania de Alimentos Fargo       B1         4,430                                3,854
SA  13.25% 8/1/08 (c)

Del Monte Corp. 12.25% 4/15/07    B3         1,959                                2,292

Del Monte Foods Co. 0%            Caa2       8,611                                6,566
12/15/07 (b)

Mastellone Hermanos SA 11.75%     B1         2,325                                2,093
4/1/08

                                                                                  14,805

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (F)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

RETAIL & WHOLESALE - 7.1%

APPAREL STORES - 0.2%

Just for Feet, Inc. 11%           B1        $ 5,650                              $ 5,537
5/1/09 (c)

GENERAL MERCHANDISE STORES -
1.1%

Ames Department Stores, Inc.      B2         9,950                                9,851
10% 4/15/06 (c)

K mart Corp.:

7.75% 10/1/12                     Ba1        5,200                                5,330

7.95% 2/1/23                      Ba1        5,190                                5,320

8.375% 7/1/22                     Ba1        4,502                                4,615

12.5% 3/1/05                      Ba1        10,740                               13,210

                                                                                  38,326

GROCERY STORES - 4.8%

Disco SA 9.875% 5/15/08           Ba3        24,730                               22,072

Fleming Companies, Inc.:

Series B, 10.625% 7/31/07         B3         4,900                                4,753

10.5% 12/1/04                     B3         3,410                                3,342

Jitney-Jungle Stores America,     B3         3,115                                2,897
Inc.  10.375% 9/15/07

Meyer (Fred), Inc. 7.45%          Ba2        19,810                               21,098
3/1/08

Pathmark Stores, Inc.:

0% 11/1/03 (b)                    Caa2       79,289                               79,289

9.625% 5/1/03                     Caa1       13,410                               13,812

Star Market Co., Inc. 13%         B3         11,470                               12,531
11/1/04

                                                                                  159,794

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.0%

Big 5 Corp. 10.875% 11/15/07      B2         3,120                                3,245

Home Interiors & Gifts, Inc.      B2         12,190                               12,373
10.125% 6/1/08

U.S. Office Products Co.          B3         24,390                               16,707
9.75% 6/15/08

                                                                                  32,325

TOTAL RETAIL & WHOLESALE                                                          235,982

SERVICES - 1.7%

LEASING & RENTAL - 0.5%

AP Holdings, Inc. 0% 3/15/08      Caa2       1,870                                1,038
(b)

Apcoa, Inc. 9.25% 3/15/08         Caa1       12,050                               11,207

Rent-A-Center, Inc. 11%           B2         3,350                                3,543
8/15/08

                                                                                  15,788

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (F)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

SERVICES - CONTINUED

PRINTING - 0.5%

Sullivan Graphics, Inc.           Caa1      $ 16,410                             $ 17,272
12.75% 8/1/05

SERVICES - 0.7%

La Petite Academy, Inc./La        B3         5,480                                5,494
Petite Academy Holding Co.
10% 5/15/08

MSX International, Inc.           B3         7,270                                7,197
11.375% 1/15/08

SITEL Corp. 9.25% 3/15/06         B2         4,890                                4,646

Spin Cycle, Inc. 0% 5/1/05 (b)    -          15,960                               5,905

                                                                                  23,242

TOTAL SERVICES                                                                    56,302

TECHNOLOGY - 3.3%

COMPUTER SERVICES & SOFTWARE
- 1.2%

Amazon.com, Inc. 0% 5/1/08 (b)    Caa2       36,990                               26,725

Concentric Network Corp.          -          1,460                                1,643
12.75% 12/15/07

Federal Data Corp. 10.125%        B3         9,170                                9,032
8/1/05

Inter Act Systems, Inc. 0%        -          5,650                                1,017
8/1/03 (b)

                                                                                  38,417

ELECTRONIC INSTRUMENTS - 0.3%

Telecommunications Techniques     B3         11,240                               11,352
Co. LLC  9.75% 5/15/08

ELECTRONICS - 1.8%

Fairchild Semiconductor Corp.:

10.125% 3/15/07                   B3         23,650                               23,887

10.375% 10/1/07 (c)               B3         14,310                               14,632

11.74% 3/15/08 pay-in-kind (e)    -          6,402                                5,350

Micron Technology, Inc. 6.5%      B3         19,000                               15,200
9/30/05 (e)

                                                                                  59,069

TOTAL TECHNOLOGY                                                                  108,838

TRANSPORTATION - 2.0%

AIR TRANSPORTATION - 1.1%

Continental Airlines, Inc. 8%     Ba2        9,790                                9,582
12/15/05

Kitty Hawk, Inc. 9.95%            B1         13,910                               14,119
11/15/04

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (F)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

TRANSPORTATION - CONTINUED

AIR TRANSPORTATION - CONTINUED

Northwest Airlines, Inc.          Ba2       $ 7,560                              $ 6,955
7.875% 3/15/08

US Airways Group, Inc.            Ba2        4,810                                5,129
10.375% 3/1/13

                                                                                  35,785

RAILROADS - 0.5%

TFM SA de CV:

0% 6/15/09 (b)                    B2         19,365                               12,394

10.25% 6/15/07                    B2         6,140                                5,772

                                                                                  18,166

SHIPPING - 0.4%

Holt Group, Inc. 9.75%            Caa1       7,050                                4,653
1/15/06 (c)

International Shipholding         Ba3        4,630                                4,468
Corp.  7.75% 10/15/07

Stena Line AB 10.625% 6/1/08      B1         3,790                                2,956

                                                                                  12,077

TOTAL TRANSPORTATION                                                              66,028

UTILITIES - 11.4%

CELLULAR - 4.0%

CTI Holdings SA 0% 4/15/08 (b)    B3         26,140                               14,638

Grupo Iusacell SA de CV 10%       B2         1,850                                1,758
7/15/04

McCaw International Ltd. 0%       Caa1       54,110                               35,713
4/15/07 (b)

Metrocall, Inc. 11% 9/15/08       B3         3,370                                2,932
(c)

Nextel Communications, Inc.       B2         16,390                               19,340
12% 11/1/08 (c)

Nextel International, Inc. 0%     Caa1       16,330                               9,186
4/15/08 (b)

Orbital Imaging Corp.:

11.625% 3/1/05                    -          1,440                                1,375

11.625% 3/1/05 (c)                -          4,420                                4,221

Paging Network do Brasil SA       -          18,170                               8,903
13.5% 6/6/05

Rogers Cantel, Inc.:

8.8% 10/1/07                      B2         10,330                               10,898

yankee:

9.375% 6/1/08                     Ba3        8,230                                9,053

9.75% 6/1/16                      Ba3        670                                  774

Rogers Communications, Inc.       B2         12,750                               13,324
8.875% 7/15/07

                                                                                  132,115

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (F)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - 7.4%

Call-Net Enterprises, Inc.:

0% 8/15/08 (b)                    B2        $ 25,640                             $ 16,153

8% 8/15/08                        B2         14,845                               14,177

Firstworld Communications,        -          5,500                                2,805
Inc. 0% 4/15/08 (b)

GST Network Funding, Inc. 0%      -          15,870                               9,720
5/1/08 (b)(c)

GST Equipment Funding, Inc.       -          27,660                               30,426
13.25% 5/1/07

GST Telecommunications, Inc.      -          18,380                               19,942
12.75% 11/15/07

Hermes Europe Railtel BV          B3         7,310                                7,803
10.375% 1/15/09

Hyperion Telecommunications,      B3         7,690                                8,267
Inc.  12.25% 9/1/04

ICG Services, Inc. 0% 2/15/08     -          5,940                                3,727
(b)

InterAmericas Communications      -          14,200                               9,230
Corp.  14% 10/27/07

Logix Communications              -          10,330                               10,123
Enterprises, Inc.  12.25%
6/15/08

McLeodUSA, Inc.:

0% 3/1/07 (b)                     B2         24,970                               20,101

8.125% 2/15/09 (c)                B2         4,660                                4,613

8.375% 3/15/08                    B2         5,420                                5,434

Metromedia Fiber Network,         B2         6,020                                6,502
Inc.  10% 11/15/08 (c)

MetroNet Communications Corp.:

0% 6/15/08 (b)                    B3         8,500                                6,609

10.625% 11/1/08 (c)               B3         10,790                               12,651

Pacific-West                      B3         6,160                                6,252
Telecommunications  13.5%
2/1/09 (c)

TeleWest Communications PLC:

0% 4/15/09 (b)(c)                 B1         5,400                                3,686

11.25% 11/1/08 (c)                B1         3,930                                4,529

Viatel, Inc.:

0% 4/15/08 (b)                    Caa1       33,940                               21,891

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (F)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Viatel, Inc.: - continued

11.25% 4/15/08                    Caa1      $ 8,750                              $ 9,056

11.5% 3/15/09 (c)                 Caa1       8,970                                9,419

                                                                                  243,116

TOTAL UTILITIES                                                                   375,231

TOTAL NONCONVERTIBLE BONDS                                                        2,276,053

TOTAL CORPORATE BONDS                                                             2,417,663
(Cost $2,380,719)

ASSET-BACKED SECURITIES - 0.4%



Airplanes Pass Through Trust      Ba2        13,410                               13,142
10.875% 3/15/19 (Cost
$13,925)

COMMERCIAL MORTGAGE
SECURITIES - 0.4%



Resolution Trust Corp. Series     Ba3        2,445                                1,981
1991 M2 Class A3, 7.2498%
9/25/20 (d)

Structured Asset Securities       B          13,040                               11,689
Corp. Series 1996 CFL Class
G, 7.75% 2/25/28 (c)

TOTAL COMMERCIAL MORTGAGE                                                         13,670
SECURITIES
(Cost $12,830)


COMMON STOCKS - 2.1%

                                 SHARES

BASIC INDUSTRIES - 0.6%

CHEMICALS & PLASTICS - 0.0%

Trivest 1992 Special Fund         13.6                1,566
Ltd. (a)(g)

IRON & STEEL - 0.1%

AK Steel Holding Corp.            100,000             2,600

METALS & MINING - 0.1%

Metals USA, Inc. (a)              200,000             2,138

COMMON STOCKS - CONTINUED

                                 SHARES              VALUE (NOTE 1) (000S)

BASIC INDUSTRIES - CONTINUED

PACKAGING & CONTAINERS - 0.2%

Crown Packaging Holdings Ltd.     4,576              $ 2
warrants 10/15/03 (a)

Gaylord Container Corp. Class     941,000             7,881
A (a)

                                                      7,883

PAPER & FOREST PRODUCTS - 0.2%

Smurfit-Stone Container Corp.     226,400             5,292
(a)

TOTAL BASIC INDUSTRIES                                19,479

CONSTRUCTION & REAL ESTATE -
0.4%

BUILDING MATERIALS - 0.4%

American Standard Companies,      278,300             12,732
Inc. (a)

REAL ESTATE INVESTMENT TRUSTS
- 0.0%

Swerdlow Real Estate Group,
Inc.:

Class A (e)                       79,800              11

Class B (e)                       19,817              3

                                                      14

TOTAL CONSTRUCTION & REAL                             12,746
ESTATE

DURABLES - 0.1%

TEXTILES & APPAREL - 0.1%

Arena Brands Holdings Corp.       143,778             3,594
Class B

ENERGY - 0.0%

OIL & GAS - 0.0%

Ultramar Diamond Shamrock         59,400              1,370
Corp.

FINANCE - 0.2%

SAVINGS & LOANS - 0.2%

Golden State Bancorp, Inc.        183,300             4,502

Golden State Bancorp, Inc.        87,800              165
litigation warrants 12/31/99
(a)

                                                      4,667

COMMON STOCKS - CONTINUED

                                 SHARES              VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

SECURITIES INDUSTRY - 0.0%

ECM Corp. LP (a)(c)               5,400              $ 486

TOTAL FINANCE                                         5,153

HEALTH - 0.1%

MEDICAL FACILITIES MANAGEMENT
- 0.1%

Beverly Enterprises, Inc. (a)     271,000             1,762

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.3%

ELECTRICAL EQUIPMENT - 0.0%

Ampex Corp. Class A (a)           36,500              167

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.3%

AGCO Corp.                        400,000             3,950

Terex Corp. (a)                   155,000             4,902

                                                      8,852

TOTAL INDUSTRIAL MACHINERY &                          9,019
EQUIPMENT

MEDIA & LEISURE - 0.2%

BROADCASTING - 0.1%

NTL, Inc. warrants 12/31/08       46,284              2,314
(a)

ENTERTAINMENT - 0.0%

Alliance Gaming Corp. (a)(e)      5,072               20

LODGING & GAMING - 0.1%

Prime Hospitality Corp. (a)       450,000             5,484

TOTAL MEDIA & LEISURE                                 7,818

NONDURABLES - 0.0%

BEVERAGES - 0.0%

Stroh Brewery Co. warrants        9,400               34
7/1/01 (a)

RETAIL & WHOLESALE - 0.1%

GROCERY STORES - 0.1%

Hannaford Brothers Co.            89,700              3,913

SERVICES - 0.0%

Spin Cycle, Inc. warrants         15,960              -
5/1/05 (a)(c)

COMMON STOCKS - CONTINUED

                                 SHARES              VALUE (NOTE 1) (000S)

TECHNOLOGY - 0.0%

COMPUTER SERVICES & SOFTWARE
- 0.0%

Inter Act Systems, Inc.           5,650              $ -
warrants 8/1/03 (a)(c)

TRANSPORTATION - 0.0%

AIR TRANSPORTATION - 0.0%

CHC Helicopter Corp. Class A      30,960              -
warrants 12/15/00 (a)

UTILITIES - 0.1%

CELLULAR - 0.0%

ESAT Holdings Ltd. warrants       3,900               289
2/1/07 (a)

Loral Orion Network Systems,      15,350              115
Inc. warrants 1/15/07  (CV
ratio .47) (a)

McCaw International Ltd.          64,950              162
warrants 4/15/07 (a)(c)

Orbital Imaging Corp.             1,440               43
warrants 3/1/05 (a)(c)

Paging Brazil Holding Co. LLC     3,390               -
Class B (a)

Price Communications Corp.        12,074              916
warrants 8/1/07 (a)(e)

                                                      1,525

TELEPHONE SERVICES - 0.1%

FirstCom Corp.:

warrants 10/27/07 (a)(c)          173,250             693

warrants 10/27/07 (Reg. S) (a)    283,850             1,135

Firstworld Communications,        5,500               275
Inc. warrants 4/15/08 (a)(c)

Hyperion Telecommunications,      48,480              606
Inc. Class A

                                                      2,709

TOTAL UTILITIES                                       4,234

TOTAL COMMON STOCKS                                   69,122
(Cost $60,603)

PREFERRED STOCKS - 21.3%



CONVERTIBLE PREFERRED STOCKS
- 2.7%

BASIC INDUSTRIES - 0.9%

PAPER & FOREST PRODUCTS - 0.9%

Sealed Air Corp. Series A,        515,205             30,268
$2.00

PREFERRED STOCKS - CONTINUED

                                 SHARES              VALUE (NOTE 1) (000S)

CONVERTIBLE PREFERRED STOCKS
- CONTINUED

ENERGY - 0.0%

OIL & GAS - 0.0%

Chesapeake Energy Corp. $3.50     36,600             $ 824
(c)

HEALTH - 0.6%

MEDICAL FACILITIES MANAGEMENT
- 0.6%

Laboratory Corp. of America       349,600             17,830
Holdings Series A, $4.25

MEDIA & LEISURE - 0.8%

BROADCASTING - 0.6%

EchoStar Communications Corp.     106,000             21,730
$3.375 (a)

LODGING & GAMING - 0.2%

Host Marriott Financial Trust     115,700             5,286
$3.375 QUIPS (c)

TOTAL MEDIA & LEISURE                                 27,016

UTILITIES - 0.4%

CELLULAR - 0.0%

SkyTel Communications, Inc.       44,500              1,268
$2.25

TELEPHONE SERVICES - 0.4%

IXC Communications, Inc.:

$3.375 (c)                        98,600              3,808

$3.375                            210,400             8,127

                                                      11,935

TOTAL UTILITIES                                       13,203

TOTAL CONVERTIBLE PREFERRED                           89,141
STOCKS

NONCONVERTIBLE PREFERRED
STOCKS - 18.6%

BASIC INDUSTRIES - 0.1%

PACKAGING & CONTAINERS - 0.1%

Packaging Corp. of America        24,860              2,586
$12.375 pay-in-kind (a)(c)

CONSTRUCTION & REAL ESTATE -
1.0%

REAL ESTATE INVESTMENT TRUSTS
- 1.0%

California Federal Preferred      666,190             17,321
Capital Corp. $2.28

Crown America Realty Trust        41,800              1,954
Series A, $5.50

PREFERRED STOCKS - CONTINUED

                                 SHARES              VALUE (NOTE 1) (000S)

NONCONVERTIBLE PREFERRED
STOCKS - CONTINUED

CONSTRUCTION & REAL ESTATE -
CONTINUED

REAL ESTATE INVESTMENT TRUSTS
- CONTINUED

Swerdlow Real Estate Group,
Inc.:

junior (e)                        19,817             $ 3

mezzanine (e)                     79,800              79

senior (e)                        79,800              7,619

Walden Residential                255,200             5,104
Properties, Inc. $2.30

                                                      32,080

FINANCE - 0.4%

INSURANCE - 0.4%

American Annuity Group            10,430              10,922
Capital Trust II 8.875%

SIG Capital Trust I 9.5% (a)      3,120               2,405

                                                      13,327

HEALTH - 0.2%

MEDICAL FACILITIES MANAGEMENT
- 0.2%

Harborside Healthcare Corp.       12,266              5,888
13.50% pay-in-kind (a)

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.0%

ELECTRICAL EQUIPMENT - 0.0%

Ampex Corp. 8% non-cumulative     851                 1,328

MEDIA & LEISURE - 6.6%

BROADCASTING - 5.4%

Adelphia Communications Corp.     83,042              9,508
$13.00

Benedek Communications Corp.      8,705               6,529
11.5% pay-in-kind (a)

Citadel Broadcasting Co.          98,768              11,926
Series B, 13.25% pay-in-kind
(a)

CSC Holdings, Inc.:

11.125% pay-in-kind               677,771             78,960

Series H, 11.75% pay-in-kind      399,595             46,353
(a)

Granite Broadcasting Corp.        25,672              26,442
12.75% pay-in-kind (a)

                                                      179,718

PUBLISHING - 1.2%

PRIMEDIA, Inc.:

$9.20 (a)                         90,000              9,045

PREFERRED STOCKS - CONTINUED

                                 SHARES              VALUE (NOTE 1) (000S)

NONCONVERTIBLE PREFERRED
STOCKS - CONTINUED

MEDIA & LEISURE - CONTINUED

PUBLISHING - CONTINUED

PRIMEDIA, Inc.: - continued

8.625%                            92,170             $ 8,894

Series D, $10.00                  193,670             20,360

                                                      38,299

TOTAL MEDIA & LEISURE                                 218,017

RETAIL & WHOLESALE - 0.6%

GROCERY STORES - 0.6%

Supermarkets General Holdings     524,488             19,013
Corp. $3.52 pay-in-kind (a)

SERVICES - 0.0%

LEASING & RENTAL - 0.0%

Crown Castle International        1,444               1,610
Corp. 12.75 % pay-in-kind
(a)(c)

UTILITIES - 9.7%

CELLULAR - 6.1%

Nextel Communications, Inc.:

11.125% pay-in-kind               75,194              82,713

Series D, 13% pay-in-kind (a)     105,681             120,467

                                                      203,180

TELEPHONE SERVICES - 3.6%

e.spire Communications, Inc.      3,511               1,861
$,127.50 pay-in-kind

Hyperion Telecommunication,       13,708              12,886
Inc. 12.875% pay-in-kind

IXC Communications, Inc.          59,849              58,951
12.5% pay-in-kind

NEXTLINK Communications, Inc.     698,529             38,419
14% pay-in-kind (a)

Viatel, Inc. 10% pay-in-kind      22,244              5,472
(a)(c)

                                                      117,589

TOTAL UTILITIES                                       320,769

TOTAL NONCONVERTIBLE                                  614,618
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                                703,759
(Cost $655,087)


PURCHASED BANK DEBT - 0.1%

MOODY'S RATINGS (UNAUDITED) (F)           PRINCIPAL AMOUNT (000S)      VALUE (NOTE 1) (000S)

Oxford Health Plans, Inc.         B3      $ 2,000                      $ 2,020
term loan  9.335% 5/13/03
(d) (Cost $2,000)

CASH EQUIVALENTS - 2.5%

                                          MATURITY AMOUNT (000S)

Investments in repurchase                 $ 82,772                     82,738
agreements (U.S. Treasury
obligations), in a joint
trading account at 4.89%,
dated 4/30/99 due 5/3/99
(Cost $82,738)

TOTAL INVESTMENT IN                                                    $ 3,302,114
SECURITIES - 100%
(Cost $3,207,902)


SECURITY TYPE ABBREVIATIONS

QUIPS                        -   Quarterly Income Preferred
                                 Securities

LEGEND

(a) Non-income producing

(b) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $575,010,000 or 17.0% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

SECURITY                       ACQUISITION DATE  ACQUISITION COST (000S)

Alliance Gaming   Corp.        7/28/98           $ -

Fairchild   Semiconductor      4/3/97 - 3/15/99  $ 5,821
Corp. 11.74%   3/15/08
pay-in-kind

Micron   Technology, Inc.      3/3/99 - 3/25/99  $ 15,015
6.5% 9/30/05

Museum Towers   LLC 15%        11/7/96           $ 10,000
11/7/01

Price   Communications  Corp.  7/31/97           $ 118
warrants   8/1/07

Swerdlow Real   Estate Group,  1/15/99           $ 11
  Inc. Class A

SECURITY                       ACQUISITION DATE  ACQUISITION COST (000S)

Swerdlow Real   Estate Group,  1/15/99           $ 3
  Inc. Class B

Swerdlow Real   Estate Group,  1/15/99           $ 3
  Inc. junior

Swerdlow Real   Estate Group,  1/15/99           $ 79
  Inc. mezzanine

Swerdlow Real   Estate Group,  1/15/99           $ 7,619
  Inc. senior

(f) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(g) Share amount represents number of units held.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS          S&P RATINGS

Aaa, Aa, A        0.2%   AAA, AA, A    0.2%

Baa               0.7%   BBB           0.8%

Ba                10.6%  BB            12.7%

B                 38.2%  B             39.4%

Caa               17.7%  CCC           12.5%

Ca, C             0.1%   CC, C         0.3%

                         D             0.0%

The percentage not rated by Moody's or S&P amounted to 5.7%. FMR has determined that unrated debt securities that are lower quality account for 5.7% of the total value of investment in securities.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost
of investment securities for income tax purposes was $3,210,636,000. Net unrealized appreciation aggregated $91,478,000, of which $230,965,000 related to appreciated investment securities and $139,487,000 related to depreciated investment securities.

The fund hereby designates approximately $38,537,000 as a capital gain dividend for the purpose of the dividend paid deduction.

At April 30, 1999, the fund had a capital loss carryforward of approximately $22,183,000 all of which will expire on April 30, 2007.

The fund intends to elect to defer to its fiscal year ending April 30, 2000 approximately $5,055,000 of losses recognized during the period November 1, 1998 to April 30, 1999.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                        APRIL 30,
                                         1999

ASSETS

Investment in securities, at             $ 3,302,114
value (including repurchase
agreements of $82,738) (cost
$3,207,902) -  See
accompanying schedule

Cash                                      1,394

Receivable for investments                43,383
sold

Receivable for fund shares                4,326
sold

Dividends receivable                      4,102

Interest receivable                       52,702

Redemption fees receivable                10

Other receivables                         1,005

 TOTAL ASSETS                             3,409,036

LIABILITIES

Payable for investments        $ 25,328
purchased

Payable for fund shares         3,129
redeemed

Distributions payable           4,143

Accrued management fee          2,188

Other payables and accrued      5
expenses

 TOTAL LIABILITIES                        34,793

NET ASSETS                               $ 3,374,243

Net Assets consist of:

Paid in capital                          $ 3,266,881

Undistributed net investment              44,710
income

Accumulated undistributed net             (31,561)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               94,213
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 257,983                  $ 3,374,243
shares outstanding

NET ASSET VALUE, offering                 $13.08
price and redemption price
per share ($3,374,243
(divided by) 257,983 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                        YEAR
                                            ENDED APRIL 30, 1999

INVESTMENT INCOME                           $ 63,472
Dividends

Interest                                     238,087

 TOTAL INCOME                                301,559

EXPENSES

Management fee                   $ 24,108

Non-interested trustees'          10
compensation

Interest                          2

 Total expenses before            24,120
reductions

 Expense reductions               (49)       24,071

NET INVESTMENT INCOME                        277,488

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (30,158)

 Foreign currency transactions    (2)        (30,160)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (62,304)

 Assets and liabilities in        1          (62,303)
foreign currencies

NET GAIN (LOSS)                              (92,463)

NET INCREASE (DECREASE) IN                  $ 185,025
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED APRIL 30, 1999  YEAR ENDED APRIL 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 277,488                  $ 206,812
income

 Net realized gain (loss)         (30,160)                   113,076

 Change in net unrealized         (62,303)                   133,806
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       185,025                    453,694
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (260,371)                  (198,653)
From net investment income

 From net realized gain           (70,852)                   (53,156)

 TOTAL DISTRIBUTIONS              (331,223)                  (251,809)

Share transactions Net            1,379,988                  1,343,139
proceeds from sales of shares

 Reinvestment of distributions    268,115                    213,041

 Cost of shares redeemed          (1,269,584)                (510,542)

 NET INCREASE (DECREASE) IN       378,519                    1,045,638
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

 Redemption fees                  3,308                      1,071

  TOTAL INCREASE (DECREASE)       235,629                    1,248,594
IN NET ASSETS

NET ASSETS

 Beginning of period              3,138,614                  1,890,020

 End of period (including        $ 3,374,243                $ 3,138,614
undistributed net investment
income of $44,710 and
$27,361, respectively)

OTHER INFORMATION
Shares

 Sold                             110,373                    100,971

 Issued in reinvestment of        21,123                     16,196
distributions

 Redeemed                         (103,535)                  (38,546)

 Net increase (decrease)          27,961                     78,621


FINANCIAL HIGHLIGHTS

YEARS ENDED APRIL 30,            1999      1998      1997      1996      1995

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 13.640  $ 12.480  $ 12.510  $ 11.990  $ 11.880
of period

Income from Investment            1.153 C   1.133 C   1.054 C   1.099     1.076
Operations Net investment
income

Net realized and  unrealized      (.344)    1.431     .192      .723      .139
gain (loss)

Total from investment             .809      2.564     1.246     1.822     1.215
operations

Less Distributions

From net investment income        (1.083)   (1.100)   (1.033)   (1.190)   (.927)

In excess of net  investment      -         -         -         -         (.109)
income

From net realized gain            (.300)    (.310)    (.250)    (.087)    (.080)

In excess of net realized gain    -         -         -         (.033)    -

Total distributions               (1.383)   (1.410)   (1.283)   (1.310)   (1.116)

Redemption fees added to paid     .014      .006      .007      .008      .011
 in capital

Net asset value, end of period   $ 13.080  $ 13.640  $ 12.480  $ 12.510  $ 11.990

TOTAL RETURN A, B                 6.91%     21.62%    10.57%    16.06%    11.07%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,374   $ 3,139   $ 1,890   $ 1,355   $ 810
(in millions)

Ratio of expenses to average      .80%      .80%      .80%      .80%      .80%
net assets

Ratio of expenses to average      .80%      .80%      .80%      .79% D    .80%
net assets after expense
reductions

Ratio of net investment           9.20%     8.57%     8.51%     8.85%     8.41%
income  to average net assets

Portfolio turnover rate           68%       85%       102%      170%      172%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE.

C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity High Income Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED

discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, defaulted bonds, market discount, partnerships, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 270 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $42,068,000 or 1.2% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $2,199,848,000 and $1,997,123,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. FMR serves as the fund's investment advisor. Prior to May 1, 1999, FMR received a fee computed daily at an annual rate of
 .80% of the fund's average net assets. For this fee, FMR paid all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. Effective May 1, 1999, FMR will receive a monthly fee that is calculated on the basis of a group fee rate ranging from .11% to .37% plus a fixed individual fund fee rate of
 .45% applied to the average net assets of the fund. In addition, the fund became responsible for paying its other expenses.

For the period May 1, 1998 to June 26, 1998, FMR incurred the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $4,000. Effective June 27, 1998 these transactions fees were eliminated.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $10,000 for the period.

5. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which the loan was outstanding amounted to $6,181,000. The weighted average interest rate was 6.00%.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $18,000 under this arrangement.

In addition, FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $31,000 under these arrangements.

Effective May 1, 1999, FMR voluntarily agreed to reimburse the funds operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expense) above an annual rate of .80% of average net assets.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Fidelity High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity High Income Fund (a fund of Fidelity Fixed-Income Trust) at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity High Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   June 9, 1999

DISTRIBUTIONS

A total of 22% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

PROXY VOTING RESULTS

A special meeting of the fund's shareholders was held on April 14, 1999. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

               # OF              % OF
               VOTES CAST        VOTES CAST

RALPH F. COX
Affirmative    3,458,976,159.98   96.453

Withheld       127,217,620.15     3.547

TOTAL          3,586,193,780.13   100.000

PHYLLIS BURKE DAVIS
Affirmative    3,457,456,499.03   96.410

Withheld       128,737,281.10     3.590

TOTAL          3,586,193,780.13   100.000

ROBERT M. GATES
Affirmative    3,456,005,508.38   96.370

Withheld       130,188,271.75     3.630

TOTAL          3,586,193,780.13   100.000

EDWARD C. JOHNSON 3D
Affirmative    3,455,489,223.63   96.355

Withheld       130,704,556.50     3.645

TOTAL          3,586,193,780.13   100.000

E. BRADLEY JONES
Affirmative    3,450,609,301.20   96.219

Withheld       135,584,478.93     3.781

TOTAL          3,586,193,780.13   100.000

DONALD J. KIRK
Affirmative    3,459,411,034.58   96.465

Withheld       126,782,745.55     3.535

TOTAL          3,586,193,780.13   100.000

PETER S. LYNCH
Affirmative    3,457,634,804.46   96.415

Withheld       128,558,975.67     3.585

TOTAL          3,586,193,780.13   100.000

                # OF              % OF
                VOTES CAST        VOTES CAST

WILLIAM O. MCCOY
Affirmative    3,460,201,580.15   96.487

Withheld       125,992,199.98     3.513

TOTAL          3,586,193,780.13   100.000

GERALD C. MCDONOUGH
Affirmative    3,451,463,777.17   96.243

Withheld       134,730,002.96     3.757

TOTAL          3,586,193,780.13   100.000

MARVIN L. MANN
Affirmative    3,460,821,601.80   96.504

Withheld       125,372,178.33     3.496

TOTAL          3,586,193,780.13   100.000

ROBERT C. POZEN
Affirmative    3,457,264,705.36   96.405

Withheld       128,929,074.77     3.595

TOTAL          3,586,193,780.13   100.000

THOMAS R. WILLIAMS
Affirmative    3,453,385,559.21   96.297

Withheld       132,808,220.92     3.703

TOTAL          3,586,193,780.13   100.000

PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

                # OF              % OF
                VOTES CAST        VOTES CAST

Affirmative    1,452,684,294.11   94.903

Against        21,403,035.14      1.398

Abstain        56,621,393.29      3.699

TOTAL          1,530,708,722.54   100.000

PROPOSAL 3

To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.*

                      # OF              % OF
                      VOTES CAST        VOTES CAST

Affirmative          3,159,952,348.89   88.591

Against              149,972,028.80     4.204

Abstain              256,991,780.81     7.205

TOTAL                3,566,916,158.50  100.000

Broker  Non-Votes    19,277,621.63

PROPOSAL 4

To adopt a new fundamental investment policy for the fund permitting the fund to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.

                # OF               % OF
                VOTES CAST         VOTES CAST

Affirmative    1,303,804,030.63   85.176

Against        116,469,906.70     7.609

Abstain        110,434,785.21     7.215

TOTAL          1,530,708,722.54   100.000

PROPOSAL 5

To approve an amended management contract, including a management fee structure change, for the fund.

               # OF               % OF
               VOTES CAST         VOTES CAST

Affirmative    1,317,146,294.16   86.048

Against        120,248,207.78     7.856

Abstain        93,314,220.60      6.096

TOTAL          1,530,708,722.54   100.000

PROPOSAL 6

To approve an amended sub-advisory agreement with FMR U.K. to provide investment advice and research services or investment management services, and to allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the Investment Company Act of 1940.

                # OF               % OF
                VOTES CAST         VOTES CAST

Affirmative    1,371,102,741.22   89.573

Against        68,902,464.90      4.501

Abstain        90,703,516.42      5.926

TOTAL          1,530,708,722.54   100.000

PROPOSAL 7

To approve an amended sub-advisory agreement with FMR Far East to provide investment advice and research services or investment management services, and to allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the Investment Company Act of 1940.

                # OF               % OF
                VOTES CAST        VOTES CAST

Affirmative    1,364,718,586.68   89.156

Against        72,987,435.02      4.768

Abstain        93,002,700.84      6.076

TOTAL          1,530,708,722.54   100.000

PROPOSAL 8

To eliminate certain fundamental investment policies of the fund.

                # OF               % OF
                VOTES CAST         VOTES CAST

Affirmative    1,298,947,361.19   84.859

Against        105,756,440.06     6.909

Abstain        126,004,921.29     8.232

TOTAL          1,530,708,722.54   100.000

PROPOSAL 9

Diversification - To amend the fundamental diversification limitation to exclude "securities of other investment companies" from issuer diversification limits.

                # OF              % OF
                VOTES CAST        VOTES CAST

Affirmative    1,312,165,688.44   85.723

Against        99,765,894.42      6.517

Abstain        118,777,139.68     7.760

TOTAL          1,530,708,722.54   100.000

PROPOSAL 10

Concentration - To clarify and standardize the language of the fundamental investment limitation concerning industry concentration.

               # OF               % OF
               VOTES CAST         VOTES CAST

Affirmative    1,308,990,038.30   85.515

Against        103,287,703.44     6.748

Abstain        118,430,980.80     7.737

TOTAL          1,530,708,722.54   100.000

*DENOTES TRUST-WIDE PROPOSALS AND VOTING RESULTS.

OF SPECIAL NOTE

INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

INVESTMENT ADVISER

Fidelity Management & Research Company Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Management & Research (U.K.) Inc., London, England

Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Bart A. Grenier, Vice President

Thomas Soviero, Vice President

Eric D. Roiter, Secretary

Richard A. Silver, Treasurer

Matthew N. Karstetter, Deputy Treasurer

John H. Costello, Assistant Treasurer

Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

E. Bradley Jones *

Donald J. Kirk *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead

Abigail P. Johnson

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT TRUSTEES

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

The Bank of New York
New York, NY

FIDELITY'S TAXABLE BOND FUNDS

Capital & Income

Ginnie Mae

Government Income

High Income

Intermediate Bond

Intermediate Government Income

International Bond

Investment Grade Bond

New Markets Income

Short-Term Bond

Spartan Government Income

Spartan Investment Grade Bond

Spartan Short-Term Bond

Strategic Income

Target TimelineSM 1999, 2001 & 2003

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions 1-800-544-7777

Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)

TouchTone Xpress (registered trademark)(AUTOMATED GRAPHIC)
1-800-544-5555

(AUTOMATED GRAPHIC) AUTOMATED LINE FOR QUICKEST SERVICE



FIDELITY
SHORT-TERM BOND
FUND

ANNUAL REPORT

APRIL 30, 1999

(2_FIDELITY_LOGOS)


CONTENTS

PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              7   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   25  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  29  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  33  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          34

PROXY VOTING RESULTS   35

OF SPECIAL NOTE        38

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(RECYCLE LOGO) This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

With 13 record-high closings, the Dow Jones Industrial Average surged nearly 1,000 points in April. What's particularly noteworthy about this performance is that, in some cases, gains were fueled by a rotation out of growth stocks and into issues more sensitive to economic swings. The strength in blue chips, combined with heavy global, corporate and agency bond issuance, contributed to the downward pressure on government security prices.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY SHORT-TERM BOND         5.62%        30.02%        92.20%

LB 1-3 Year Govt/Corp Bond       6.03%        36.45%        100.92%

Short Investment Grade Debt      5.05%        32.92%        94.68%
Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-3 Year Government/Corporate Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and three years. To measure how the fund's performance stacked up against its peers, you can compare it to the short investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 110 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY SHORT-TERM BOND       5.62%        5.39%         6.75%

LB 1-3 Year Govt/Corp Bond     6.03%        6.41%         7.23%

Short Investment Grade Debt    5.05%        5.85%         6.88%
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS

             Short-Term Bond             LB 1-3 Year Govt/Corp
             00450                       LB013
  1989/04/30      10000.00                    10000.00
  1989/05/31      10152.05                    10142.08
  1989/06/30      10322.55                    10329.29
  1989/07/31      10451.97                    10483.23
  1989/08/31      10425.82                    10423.91
  1989/09/30      10468.98                    10485.26
  1989/10/31      10641.93                    10648.75
  1989/11/30      10714.64                    10743.95
  1989/12/31      10766.77                    10786.48
  1990/01/31      10745.97                    10797.77
  1990/02/28      10794.73                    10855.06
  1990/03/31      10834.83                    10889.49
  1990/04/30      10857.83                    10916.69
  1990/05/31      11039.43                    11085.39
  1990/06/30      11118.86                    11202.58
  1990/07/31      11247.81                    11338.29
  1990/08/31      11230.74                    11378.51
  1990/09/30      11250.14                    11463.87
  1990/10/31      11222.19                    11582.22
  1990/11/30      11280.82                    11695.36
  1990/12/31      11389.46                    11832.23
  1991/01/31      11373.71                    11939.29
  1991/02/28      11504.54                    12025.52
  1991/03/31      11728.74                    12112.91
  1991/04/30      11888.72                    12231.55
  1991/05/31      12009.96                    12307.94
  1991/06/30      12054.02                    12353.66
  1991/07/31      12150.01                    12462.17
  1991/08/31      12354.06                    12631.15
  1991/09/30      12481.82                    12767.15
  1991/10/31      12626.44                    12904.60
  1991/11/30      12757.09                    13035.10
  1991/12/31      12986.86                    13232.15
  1992/01/31      13040.16                    13218.55
  1992/02/29      13153.29                    13260.51
  1992/03/31      13243.51                    13257.62
  1992/04/30      13315.54                    13378.86
  1992/05/31      13443.76                    13504.15
  1992/06/30      13569.19                    13642.18
  1992/07/31      13729.94                    13802.19
  1992/08/31      13850.09                    13913.60
  1992/09/30      13964.54                    14045.26
  1992/10/31      13865.74                    13960.76
  1992/11/30      13852.61                    13941.09
  1992/12/31      13946.26                    14072.75
  1993/01/31      14176.17                    14222.92
  1993/02/28      14334.39                    14338.96
  1993/03/31      14423.16                    14385.54
  1993/04/30      14494.01                    14475.82
  1993/05/31      14518.89                    14442.84
  1993/06/30      14676.87                    14552.22
  1993/07/31      14761.82                    14585.49
  1993/08/31      14924.07                    14707.60
  1993/09/30      14979.31                    14755.06
  1993/10/31      15074.99                    14789.49
  1993/11/30      15105.32                    14793.83
  1993/12/31      15219.55                    14853.73
  1994/01/31      15318.70                    14948.35
  1994/02/28      15185.47                    14857.78
  1994/03/31      14896.18                    14781.39
  1994/04/30      14781.89                    14725.25
  1994/05/31      14863.63                    14745.22
  1994/06/30      14726.72                    14783.99
  1994/07/31      14837.55                    14918.55
  1994/08/31      14898.43                    14968.89
  1994/09/30      14922.62                    14935.62
  1994/10/31      14915.15                    14969.76
  1994/11/30      14938.13                    14906.97
  1994/12/31      14596.59                    14935.33
  1995/01/31      14708.03                    15140.48
  1995/02/28      14863.11                    15349.98
  1995/03/31      14957.69                    15437.08
  1995/04/30      15102.13                    15576.84
  1995/05/31      15371.27                    15846.52
  1995/06/30      15463.64                    15932.75
  1995/07/31      15506.93                    15996.41
  1995/08/31      15605.20                    16093.35
  1995/09/30      15685.59                    16172.92
  1995/10/31      15788.62                    16307.18
  1995/11/30      15925.05                    16447.52
  1995/12/31      16029.98                    16572.24
  1996/01/31      16152.91                    16714.03
  1996/02/29      16107.70                    16650.37
  1996/03/31      16071.17                    16638.21
  1996/04/30      16086.90                    16655.00
  1996/05/31      16120.55                    16693.48
  1996/06/30      16225.12                    16815.59
  1996/07/31      16294.19                    16880.99
  1996/08/31      16345.27                    16943.20
  1996/09/30      16488.66                    17098.30
  1996/10/31      16655.31                    17291.30
  1996/11/30      16781.54                    17420.93
  1996/12/31      16795.47                    17423.83
  1997/01/31      16865.70                    17508.03
  1997/02/28      16909.15                    17551.43
  1997/03/31      16882.55                    17537.83
  1997/04/30      17029.05                    17681.65
  1997/05/31      17140.31                    17805.20
  1997/06/30      17248.68                    17929.05
  1997/07/31      17440.57                    18128.13
  1997/08/31      17453.83                    18145.20
  1997/09/30      17583.85                    18284.96
  1997/10/31      17697.59                    18416.62
  1997/11/30      17725.54                    18462.92
  1997/12/31      17837.95                    18584.74
  1998/01/31      18011.84                    18764.14
  1998/02/28      18034.75                    18782.95
  1998/03/31      18108.34                    18856.16
  1998/04/30      18198.07                    18949.62
  1998/05/31      18290.34                    19052.63
  1998/06/30      18380.20                    19151.02
  1998/07/31      18472.38                    19240.14
  1998/08/31      18604.71                    19461.50
  1998/09/30      18841.84                    19723.37
  1998/10/31      18845.26                    19808.73
  1998/11/30      18845.44                    19804.97
  1998/12/31      18934.65                    19881.65
  1999/01/31      19046.18                    19966.72
  1999/02/28      18998.52                    19882.52
  1999/03/31      19132.86                    20023.36
  1999/04/30      19219.97                    20091.99
IMATRL PRASUN   SHR__CHT 19990430 19990512 143126 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Short-Term Bond Fund on April 30, 1989. As the chart shows, by April 30, 1999, the value of the investment would have grown to $19,220 - a 92.20% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-3 Year Government/Corporate Bond Index, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,092 - a 100.92% increase.

(CHECKMARK)

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.

TOTAL RETURN COMPONENTS

                  YEARS ENDED APRIL 30,

                  1999                    1998   1997    1996   1995

Dividend returns  5.85%                   6.40%  6.55%   6.52%  6.13%

Capital returns   -0.23%                  0.46%  -0.69%  0.00%  -3.96%

Total returns     5.62%                   6.86%  5.86%   6.52%  2.17%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED APRIL 30, 1999   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share            3.95(cents)   24.16(cents)   49.72(cents)

Annualized dividend rate       5.53%         5.60%          5.71%

30-day annualized yield        5.24%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $8.69 over the past one month, $8.70 over the past six months and $8.71 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain fund expenses the yield would have been 5.23%.

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

While the equity markets continued to
set new records en route to monumental
gains, bonds were limited to more
modest advances for the 12 months
that ended April 30, 1999, with the
Lehman Brothers Aggregate Bond
Index - a widely followed measure
of taxable bond performance -
returning 6.27% for this period. Low
interest rates, wildly gyrating stock
prices and the general uncertainty
surrounding global economies led
investors to flee stocks for the
perceived safety of U.S. Treasuries
during the late summer and early fall,
driving their prices up and their yields to a 30-year low. As Treasuries rallied, corporate bonds and mortgage securities languished. Later in the period, the bond market underwent a reversal. Confronted with improving conditions abroad and the lingering fear of inflation from an overheated
U.S. economy, Treasuries gave back
nearly all of their flight-to-quality gains captured during the fall. As prices plunged, yields soared to levels not seen since early August. As such, Treasuries fell out of favor. Conversely, unabated demand for corporate bonds and mortgage securities - both with historically attractive valuations - fueled rallies as each sector managed strong returns relative to comparable-duration Treasuries during the last six months of the period. For the year, the Lehman Brothers
Corporate Bond Index and the
Lehman Brothers Mortgage
Securities Index, reflective of the
strong turnaround, posted returns
of 5.82% and 6.16%, respectively.

(PHOTOGRAPH OF ANDREW DUDLEY)

An interview with Andrew Dudley, Portfolio Manager of Fidelity
ShortTerm Bond Fund

Q. HOW DID THE FUND PERFORM, ANDY?

A. For the 12-month period that ended April 30, 1999, the fund posted a total return of 5.62%. In comparison, the Lehman Brothers 1-3 Year Government/Corporate Bond Index returned 6.03%, while the short investment grade debt funds average tracked by Lipper Inc. returned 5.05% during the same period.

Q. WHAT FACTORS CAUSED THE FUND TO UNDERPERFORM THE LEHMAN BROTHERS
INDEX?

A. Primarily, the fund's overweighted positions in corporate bonds, asset-backed and mortgage securities hurt performance relative to the benchmark index during the first half of the 12-month period. More recently, however, the fund's positions in corporate bonds and asset-backed securities outperformed Treasuries, which helped the fund's performance relative to the benchmark and Lipper group during the past six months.

Q. THE LAST TIME WE SPOKE, UNCERTAINTY IN GLOBAL EQUITY MARKETS AND THE FEDERAL RESERVE BOARD'S BIAS TOWARD EASING RATES RESULTED IN AN EXTREME FLIGHT TO TREASURIES. HOW HAS THE MARKET ENVIRONMENT CHANGED, AND HOW DID IT AFFECT THE FUND?

A. Bond investors' perception of the global financial markets reversed course amid stronger-than-expected economic data in the U.S. and improving overseas markets. Additionally, concerns that the Fed may change its policy course toward tightening monetary policy by increasing rates caused further concern. In response, the bond market pushed up yields, causing bond prices - which move in the opposite direction of yields - to decline. While returns were marginally positive during the period, declining bond prices erased much of the gains made late last year. Among the different fixed-income sectors, Treasuries became the least favored as they experienced one of its biggest sell-offs in over 20 years during the month of February.

Q. DID ANY OTHER MARKET FACTORS HAVE AN EFFECT ON PERFORMANCE?

A. Another key factor was the strong rebound in stocks and the stronger-than-expected earnings reports from the corporate market. This environment boosted interest in new corporate issues, and investors absorbed a relatively large supply of new bonds. More recently, the increase in interest rates served to reduce the pace of new issuance, particularly with bonds of shorter maturities - because bonds are more expensive to finance at higher rates. This led to further support for a positive supply and demand environment.

Q. HOW WERE THE FUND'S ASSETS ALLOCATED, AND CAN YOU TELL US A BIT MORE ABOUT THE PERFORMANCE OF THESE SECTORS?

A. Corporate bonds and asset-backed securities - which are bonds backed by a pool of loans such as credit cards, for example - accounted for approximately 57% of the fund's investments at the end of the period. Within these holdings, corporate bonds accounted for roughly 41% of the fund's investments. In the first quarter of 1999, absolute returns were hampered across most bond sectors by rising interest rates. On the other hand, relative performance was helped by the overweighted positions in asset-backed and corporate bonds, which outperformed Treasuries. As the market reversed course from the massive flight to Treasuries we saw last fall, mortgage securities, which represented approximately 16% of the fund's investments at the end of the period, also outperformed Treasuries over the past six months.

Q. WHAT'S YOUR OUTLOOK, ANDY?

A. Of course, it is very difficult to predict the direction of interest rates. However, I do think we may be moving into a more stable interest-rate environment compared to what we experienced last fall. Though the U.S. economy was stronger than anticipated and there's the perception that overseas economies are improving, inflation remains in check with the help of low global commodity prices and persistent weakness in global demand. In a more stable interest-rate environment, I'll continue to concentrate a majority of the fund's assets in corporate and mortgage securities because they can offer better total return potential than government bonds.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(CHECKMARK)
FUND FACTS

GOAL: high current income,
consistent with preservation
of capital, by investing
normally in
investment-grade,
fixed-income securities while
maintaining an average
maturity of three years or less

FUND NUMBER: 450

TRADING SYMBOL: FSHBX

START DATE: September 15,
1986

SIZE: as of April 30, 1999,
more than $973 million

MANAGER: Andrew Dudley,
since 1997; manager,
Spartan Short-Term Bond Fund
and Fidelity Advisor Short-Fixed
Income Fund, since 1997;
joined Fidelity in 1996

ANDREW DUDLEY ON THE BOND
MARKET'S OBSESSION WITH
INFLATION:

"The bond market's preoccupation
with inflation centers upon the
direct impact inflation has on the
direction of interest rates.
Interest rates represent the value
of money; consequently, if the
bond market expects higher
inflation and, therefore, a
deterioration in the value of
money, then bond investors expect
to be paid more - in the form of
interest - for that decline in
purchasing or buying power. The
bond market sells off in the wake
of higher inflation forecasts
because investors fear being stuck
with fixed cash flows that will be
worth less in the future. During
periods of complex and conflicting
global economic and market
forecasts, similar to what we
experienced over the past six
months, the market can move very
quickly to adjust for these changes
in inflation expectations."

INVESTMENT CHANGES

QUALITY DIVERSIFICATION AS OF
APRIL 30, 1999

(MOODY'S RATINGS)              % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                        MONTHS AGO

Aaa                             41.1                     41.9

Aa                              6.1                      8.4

A                               16.8                     14.5

Baa                             28.7                     28.8

Ba and Below                    1.0                      1.6

Not Rated                       0.7                      0.9


TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS.

AVERAGE YEARS TO MATURITY AS
OF APRIL 30, 1999

                                    6 MONTHS AGO

Years                          2.5   2.4

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION AS OF APRIL 30, 1999

                                     6 MONTHS AGO

Years                           1.8   1.8

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF APRIL 30, 1999 *

Corporate bonds 57.4%
U.S. government and agency obligations 17.9%
Mortgage securities 16.2%
Short-term investments 5.6%
Other 2.9%
* FOREIGN INVESTMENTS 5.5%

Row: 1, Col: 1, Value: 2.9
Row: 1, Col: 2, Value: 5.6
Row: 1, Col: 3, Value: 16.2
Row: 1, Col: 4, Value: 17.9
Row: 1, Col: 5, Value: 57.4

AS OF OCTOBER 31, 1998 **

Corporate bonds 58.7%
U.S. government and agency obligations 16.5%
Mortgage securities 17.4%
Short-term investments 3.9%
Other 3.5%

Row: 1, Col: 1, Value: 3.5
Row: 1, Col: 2, Value: 3.9
Row: 1, Col: 3, Value: 17.4
Row: 1, Col: 4, Value: 16.5
Row: 1, Col: 5, Value: 58.7
**FOREIGN INVESTMENTS 6.8%

INVESTMENTS APRIL 30, 1999
Showing Percentage of Total Value of Investment in Securities


NONCONVERTIBLE BONDS - 40.5%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

BASIC INDUSTRIES - 0.6%

CHEMICALS & PLASTICS - 0.6%

Equistar Chemicals                Baa3      $ 2,500                            $ 2,583
LP/Equistar Fund Corp.  8.5%
2/15/04 (b)

Monsanto Co. 5.375% 12/1/01       A2         3,690                              3,658
(b)

                                                                                6,241

CONSTRUCTION & REAL ESTATE -
2.0%

REAL ESTATE - 0.2%

Cabot Industrial Properties       Baa2       1,685                              1,680
LP 7.125% 5/1/04

REAL ESTATE INVESTMENT TRUSTS
- 1.8%

CenterPoint Properties Trust:

6.75% 4/1/05                      Baa2       1,100                              1,051

7.125% 3/15/04                    Baa2       3,500                              3,477

Equity Office Properties Trust:

6.375% 1/15/02                    Baa1       3,800                              3,794

6.375% 2/15/03                    Baa1       3,840                              3,803

6.376% 2/15/02                    Baa1       2,200                              2,191

ProLogis Trust 6.7% 4/15/04       Baa1       715                                711

Weeks Realty LP 6.875% 3/15/05    Baa2       3,000                              2,995

                                                                                18,022

TOTAL CONSTRUCTION & REAL                                                       19,702
ESTATE

DURABLES - 0.2%

AUTOS, TIRES, & ACCESSORIES -
0.2%

Delphi Automotive Systems         Baa2       2,125                              2,122
Corp. 6.125% 5/1/04

ENERGY - 1.4%

ENERGY SERVICES - 0.7%

Baker Hughes, Inc. 5.8%           A2         6,370                              6,318
2/15/03 (b)

OIL & GAS - 0.7%

Conoco, Inc. 5.9% 4/15/04         A3         1,000                              993

Occidental Petroleum Corp.        Baa3       1,570                              1,574
6.09% 11/29/99

Oryx Energy Co.:

8% 10/15/03                       Baa1       880                                918

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Oryx Energy Co.: - continued

8.125% 10/15/05                   Baa1      $ 2,130                            $ 2,252

8.375% 7/15/04                    Baa1       1,315                              1,398

                                                                                7,135

TOTAL ENERGY                                                                    13,453

FINANCE - 16.8%

BANKS - 6.2%

Banc One Corp: 6.7% 3/24/00       Aa3        3,700                              3,738

7.25% 8/1/02                      A1         2,900                              3,012

Banco Latinoamericano             Baa2       1,700                              1,682
Exportaciones SA euro 6.9%
12/4/99 (b)

BankBoston Corp.:

6.125% 3/15/02                    A2         5,100                              5,133

6.625% 2/1/04                     A3         390                                398

BanPonce Financial Corp.          A3         1,450                              1,466
6.88% 6/16/00

Barclays Bank PLC yankee          A1         5,600                              5,609
5.875% 7/15/00

Capital One Bank:

6.26% 5/7/01                      Baa3       3,865                              3,884

6.48% 6/28/02                     Baa3       3,935                              3,973

6.65% 3/15/04                     Baa3       3,000                              3,026

KeyCorp. 7.45% 4/5/00             A1         3,250                              3,312

Korea Development Bank:

6.625% 11/21/03                   Baa3       1,925                              1,864

7.125% 9/17/01                    Baa3       570                                572

7.375% 9/17/04                    Baa3       650                                644

yankee 6.5% 11/15/02              Baa3       1,510                              1,467

NationsBank Corp. 5.75%           Aa2        4,100                              4,104
3/15/01

Popular, Inc.:

6.2% 4/30/01                      A3         6,620                              6,603

6.4% 8/25/00                      A3         2,270                              2,276

Providian National Bank:

6.25% 5/7/01                      Baa3       3,200                              3,207

6.7% 3/15/03                      Baa3       5,000                              5,015

                                                                                60,985

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

CREDIT & OTHER FINANCE - 8.2%

Aristar, Inc. 6% 8/1/01           A3        $ 4,500                            $ 4,511

AT&T Capital Corp.:

6.25% 5/15/01                     Baa3       7,310                              7,361

6.875% 1/16/01                    Baa3       4,690                              4,768

Chrysler Financial Corp.          A1         6,400                              6,355
5.25% 5/4/01

Chrysler Financial LLC 6.375%     A1         5,460                              5,500
1/28/00

Edison Mission Energy Funding     Baa1       4,720                              4,779
Corp. 6.77% 9/15/03 (b)

ERP Operating LP 6.55%            A3         800                                805
11/15/01

Finova Capital Corp. 6.11%        Baa1       1,650                              1,648
2/18/03

Ford Motor Credit Co. 5.125%      A1         3,400                              3,360
10/15/01

General Electric Capital          Aaa        2,600                              2,625
Corp. 6.01% 4/30/01

General Motors Acceptance
Corp.:

5.5% 1/14/02                      A2         8,500                              8,432

5.625% 2/15/01                    A2         5,700                              5,692

GS Escrow Corp. 6.75% 8/1/01      Ba1        5,400                              5,392

Heller Financial, Inc. 6.25%      A3         4,000                              4,033
3/1/01

Money Store, Inc. 7.3% 12/1/02    A2         1,870                              1,955

Salton Sea Funding Corp.          Baa2       916                                921
7.02% 5/30/00

Sprint Capital Corp. 5.7%         Baa1       11,565                             11,444
11/15/03

Trizec Finance Ltd. yankee        Baa3       1,025                              1,128
10.875% 10/15/05

                                                                                80,709

SAVINGS & LOANS - 1.1%

Long Island Savings Bank FSB:

6.2% 4/2/01                       Baa3       4,350                              4,364

7% 6/13/02                        Baa3       4,030                              4,124

Sovereign Bancorp, Inc.           Ba1        2,700                              2,702
6.625% 3/15/01

                                                                                11,190

SECURITIES INDUSTRY - 1.3%

Amvescap PLC:

yankee 6.375% 5/15/03             A3         3,350                              3,350

yankee 6.6% 5/15/05               A3         1,600                              1,577

Goldman Sachs Group L.P.:

6.2% 2/15/01                      A1         3,000                              3,020

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

SECURITIES INDUSTRY - CONTINUED

Goldman Sachs Group L.P.: -
continued

6.6% 7/15/02 (b)                  A1        $ 1,000                            $ 1,013

Merrill Lynch & Co., Inc.         Aa3        3,700                              3,688
5.71% 1/15/02

                                                                                12,648

TOTAL FINANCE                                                                   165,532

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.0%

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.6%

Tyco International Group SA       Baa1       5,500                              5,533
yankee 6.125% 6/15/01

POLLUTION CONTROL - 0.4%

WMX Technologies, Inc. 6.25%      Baa2       4,435                              4,461
10/15/00

TOTAL INDUSTRIAL MACHINERY &                                                    9,994
EQUIPMENT

MEDIA & LEISURE - 4.2%

BROADCASTING - 3.1%

Continental Cablevision, Inc.     Baa3       8,155                              8,589
8.5% 9/15/01

TCI Communications, Inc.:

6.375% 9/15/99                    A2         9,675                              9,718

8.25% 1/15/03                     A2         725                                783

9% 1/2/02                         Ba1        2,300                              2,485

Time Warner, Inc. 7.95% 2/1/00    Baa3       8,775                              8,930

                                                                                30,505

ENTERTAINMENT - 1.1%

Paramount Communications,         Baa3       2,620                              2,709
Inc. 7.5% 1/15/02

Viacom, Inc. 6.75% 1/15/03        Baa3       7,620                              7,755

                                                                                10,464

TOTAL MEDIA & LEISURE                                                           40,969

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONDURABLES - 3.0%

BEVERAGES - 1.3%

J Seagram & Sons, Inc.:

5.79% 4/15/01                     Baa3      $ 2,785                            $ 2,777

6.4% 12/15/03                     Baa3       10,400                             10,383

                                                                                13,160

FOODS - 0.7%

Dole Food Co., Inc. 6.75%         Baa2       6,300                              6,355
7/15/00

TOBACCO - 1.0%

Philip Morris Companies, Inc.:

7.125% 12/1/99                    A2         7,000                              7,062

7.25% 9/15/01                     A2         2,545                              2,613

                                                                                9,675

TOTAL NONDURABLES                                                               29,190

RETAIL & WHOLESALE - 2.1%

DRUG STORES - 1.1%

Rite Aid Corp.:

5.5% 12/15/00 (b)                 Baa1       7,860                              7,781

6% 12/15/05 (b)                   Baa1       2,900                              2,775

                                                                                10,556

GENERAL MERCHANDISE STORES -
1.0%

Dayton Hudson Corp.:

9.75% 7/1/02                      A3         2,980                              3,310

10% 12/1/00                       A3         2,380                              2,536

Federated Department Stores,      Baa2       4,380                              4,659
Inc. 8.125% 10/15/02

                                                                                10,505

TOTAL RETAIL & WHOLESALE                                                        21,061

TECHNOLOGY - 3.2%

COMPUTERS & OFFICE EQUIPMENT
- 3.2%

Comdisco, Inc.:

6% 1/30/02                        Baa1       10,400                             10,390

6.1% 6/5/01                       Baa1       14,210                             14,227

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- CONTINUED

Comdisco, Inc.: - continued

6.45% 11/13/00                    Baa1      $ 3,500                            $ 3,533

6.65% 11/13/01                    Baa1       3,090                              3,128

                                                                                31,278

TRANSPORTATION - 2.8%

AIR TRANSPORTATION - 1.1%

Continental Airlines, Inc.
Pass Through Trust
Certificates:

6.954% 2/2/11                     Baa1       5,800                              5,777

7.08% 11/1/04                     Baa1       2,500                              2,511

Delta Air Lines, Inc.:

6.65% 3/15/04                     Baa3       1,730                              1,744

9.875% 5/15/00                    Baa3       1,150                              1,194

                                                                                11,226

RAILROADS - 1.1%

CSX Corp.:

7.05% 5/1/02                      Baa2       3,850                              3,948

9.5% 8/1/00                       Baa2       3,950                              4,124

Norfolk Southern Corp. 6.95%      Baa1       2,300                              2,359
5/1/02

                                                                                10,431

TRUCKING & FREIGHT - 0.6%

Federal Express Corp. 7.53%       A3         5,292                              5,392
9/23/06

TOTAL TRANSPORTATION                                                            27,049

UTILITIES - 3.2%

CELLULAR - 0.1%

Cable & Wireless                  Baa1       1,240                              1,243
Communications PLC  6.375%
3/6/03

ELECTRIC UTILITY - 2.2%

Avon Energy Partners Holdings     Baa2       5,800                              5,863
6.73% 12/11/02 (b)

Niagara Mohawk Power Corp.        Baa3       2,720                              2,766
6.875% 3/1/01

Ohio Edison Co. 7.375% 9/15/02    Baa2       3,700                              3,838

Philadelphia Electric Co.:

5.625% 11/1/01                    Baa1       3,500                              3,487

6.5% 5/1/03                       Baa1       1,550                              1,582

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

ELECTRIC UTILITY - CONTINUED

Texas Utilities Electric Co.:

7.375% 11/1/99                    A3        $ 2,700                            $ 2,727

7.375% 8/1/01                     A3         1,700                              1,752

                                                                                22,015

GAS - 0.4%

Cms Panhandle Holding Co.         Baa3       1,650                              1,650
6.125% 3/15/04 (b)

Enserch Corp. 6.25% 1/1/03        Baa2       1,700                              1,709

                                                                                3,359

TELEPHONE SERVICES - 0.5%

MCI WorldCom, Inc.:

6.125% 8/15/01                    Baa2       3,075                              3,094

8.875% 1/15/06                    Baa2       1,881                              2,021

                                                                                5,115

TOTAL UTILITIES                                                                 31,732

TOTAL NONCONVERTIBLE BONDS                                                      398,323
(Cost $398,566)

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 17.9%



U.S. GOVERNMENT AGENCY
OBLIGATIONS - 0.7%

Government Trust Certificates     Aaa        741                                771
(assets of Trust guaranteed
by U.S. Government through
Defense Security Assistance
Agency) Class T-3, 9.625%
5/15/02

Guaranteed Export Trust
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank):

Series 1994 C, 6.61% 9/15/99      Aaa        39                                 39

Series 1995 A, 6.28% 6/15/04      Aaa        3,882                              3,941

Israel Export Trust               Aaa        1,242                              1,270
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank) Series
1994 1, 6.88% 1/26/03

Private Export Funding Corp.      Aaa        858                                883
secured 6.86% 4/30/04

                                                                                6,904

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

U.S. TREASURY OBLIGATIONS -
17.2%

U.S. Treasury Notes:

5.375% 7/31/00                    Aaa       $ 94,655                           $ 95,084

5.375% 2/15/01                    Aaa        59,360                             59,657

5.75% 10/31/00                    Aaa        14,950                             15,097

                                                                                169,838

TOTAL U.S. GOVERNMENT AND                                                       176,742
GOVERNMENT AGENCY OBLIGATIONS
(Cost $177,359)

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 8.3%



FANNIE MAE - 5.5%

6.5% 11/1/27 to 4/1/29 (d)        Aaa        23,930                             23,773

7% 6/1/16 to 4/1/29               Aaa        29,379                             29,768

11.5% 11/1/15                     Aaa        966                                1,074

                                                                                54,615

FREDDIE MAC - 0.2%

7% 5/1/01 to 8/1/01               Aaa        1,311                              1,317

12% 11/1/19                       Aaa        247                                277

                                                                                1,594

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 2.6%

6.5% 5/15/29 (c)                  Aaa        14,400                             14,319

9.5% 3/15/16 to 12/15/20          Aaa        3,271                              3,515

11% 12/15/09 to 8/15/20           Aaa        4,059                              4,510

11.5% 4/15/13 to 8/15/13          Aaa        1,424                              1,604

12% 2/15/16                       Aaa        1,309                              1,493

                                                                                25,441

TOTAL U.S. GOVERNMENT AGENCY                                                    81,650
-  MORTGAGE SECURITIES
(Cost $82,280)

ASSET-BACKED SECURITIES - 16.9%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Aesop Funding II LLC 6.22%        Aaa       $ 4,500                            $ 4,524
10/20/01 (b)

Arcadia Automobile                Aaa        3,700                              3,672
Receivables Trust 5.67%
1/15/04

ARG Funding Corp. 5.88%           Aaa        6,800                              6,799
5/20/03 (b)

BankAmerica Manufacturing         Aaa        720                                721
Housing Contract 6.2% 4/10/09

Boatmens Auto Trust 6.35%         A2         1,375                              1,375
10/15/01

Capita Equipment Receivables
Trust:

6.45% 8/15/02                     Aa3        5,100                              5,144

6.57% 3/15/01                     Aa3        2,230                              2,241

Case Equipment Loan Trust         Aa2        1,770                              1,771
5.85% 2/15/03

Caterpillar Financial Asset       A3         962                                960
Trust  6.55% 5/25/02

Chase Manhattan Marine Owner      Aaa        4,400                              4,440
Trust 6.25% 4/16/07

Chevy Chase Auto Receivables
Trust:

5.97% 10/20/04                    Aaa        3,568                              3,577

6.2% 3/20/04                      Aaa        1,477                              1,484

Citibank Credit Card Master       Aaa        4,100                              4,107
Trust I 5.75% 1/15/03

Contimortgage Home Equity
Loan Trust:

6.26% 7/15/12                     Aaa        7,501                              7,501

6.3% 7/15/12                      Aaa        3,300                              3,298

CPS Auto Grantor Trust:

6.09% 11/15/03                    Aaa        2,104                              2,111

6.7% 2/15/02                      Aaa        611                                615

CS First Boston Mortgage          Aaa        2,200                              2,224
Securities Corp. 7% 3/15/27

Discover Card Master Trust I:

5.65% 11/16/04                    Aaa        7,000                              6,972

6.0006% 7/18/05 (e)               A2         12,199                             12,188

Fidelity Funding Auto Trust       Aaa        708                                715
6.99% 11/15/02 (b)

Ford Credit Auto Owner Trust      A2         4,900                              4,888
6.15% 9/15/02

Ford Credit Grantor Trust         Aaa        1,228                              1,228
5.9% 10/15/00

Green Tree Financial Corp.:

6.1% 4/15/27                      Aaa        509                                509

6.45% 5/15/27                     Aaa        149                                149

6.68% 1/15/29                     AAA        1,920                              1,943

ASSET-BACKED SECURITIES -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Green Tree Lease Finance LLC      A         $ 5,600                            $ 5,588
6.66% 10/20/04

Key Auto Finance Trust:

5.83% 1/15/07                     Aaa        5,800                              5,775

6.65% 10/15/03                    Baa3       600                                605

KeyCorp Auto Grantor Trust        A3         40                                 40
5.8% 7/15/00

Newcourt Equipment Trust          Aaa        5,000                              4,971
Securities sequential pay
Series 1998-1 Class A3,
5.24% 12/20/02

Norwest Automobile Trust 6.3%     A2         3,375                              3,384
5/15/03

Olympic Automobile
Receivables Trust:

6.125% 11/15/04                   Aaa        1,336                              1,336

6.4% 9/15/01                      Aaa        1,934                              1,929

Onyx Acceptance Grantor Trust:

5.95% 7/15/04                     Aaa        4,086                              4,103

6.2% 6/15/03                      Aaa        2,094                              2,108

Petroleum Enhanced Trust          Baa2       4,175                              4,149
Receivables Offering
Petroleum Trust 6.125%
2/5/03 (b)(e)

Premier Auto Trust:

5.7% 10/6/02                      Aaa        9,500                              9,518

6.35% 7/6/00                      A3         4,610                              4,617

Reliance Auto Receivables         Aaa        1,227                              1,226
Corp., Inc. 6.1% 7/15/02 (b)

Sears Credit Account Master       Aaa        3,800                              3,833
Trust II 6.2% 2/16/06

TMS Auto Grantor Trust 5.9%       Aaa        294                                295
9/15/02

Tranex Auto Receivables Owner     Aaa        1,996                              2,005
Trust 6.334% 8/15/03 (b)

Triad Auto Receivables Owner      Aaa        5,416                              5,365
Trust 5.98% 9/17/05

Union Acceptance Corp. 7.075%     Baa2       246                                246
7/10/02

Western Financial Grantor         Aaa        1,275                              1,272
Trust 5.875% 3/1/02

WFS Financial Owner Trust:

6.4% 7/20/02                      Aaa        6,840                              6,853

6.9% 12/20/03                     Aaa        5,020                              4,976

7.05% 11/20/03                    Aaa        6,745                              6,753

TOTAL ASSET-BACKED SECURITIES                                                   166,103
(Cost $166,090)

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.1%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

PRIVATE SPONSOR - 0.7%

GE Capital Mortgage Services,     Aaa       $ 1,682                            $ 1,683
Inc. planned amortization
class Series 1994-2 Class
A-4, 6% 1/25/09

Residential Funding Mortgage      Aa1        4,880                              4,883
Securities I, Inc. planned
amortization class Series
1994-S12 Class A-2, 6.5%
4/25/09

                                                                                6,566

U.S. GOVERNMENT AGENCY - 0.4%

Fannie Mae ACES REMIC             Aaa        4,072                              4,076
sequential pay  Series 1995
- M1 Class A, 6.65% 7/25/10

TOTAL COLLATERALIZED MORTGAGE                                                   10,642
OBLIGATIONS
(Cost $10,661)

COMMERCIAL MORTGAGE
SECURITIES - 6.8%



Allied Capital Commercial         Aaa        3,216                              3,211
Mortgage Trust sequential
pay Series 1998-1 Class A,
6.31% 1/25/28 (b)

Bankers Trust II Series           Baa2       5,800                              5,799
1999-S1A, 7.0925% 2/28/14
(b)(e)

Bankers Trust REMIC Trust         Aa2        6,715                              6,731
1988-1 floater  Series
1998-S1A Class D, 5.7869%
11/28/02 (b)(e)

CBM Funding Corp. sequential
pay Series 1996-1:

Class A-1, 7.55% 7/1/99           AA         39                                 39

Class A-2, 6.88% 7/1/02           AA         3,220                              3,250

CS First Boston Mortgage
Securities Corp.:

sequential pay Series             -          4,802                              4,793
1997-SPICE Class A, 6.653%
8/20/36 (b)

Series 1998 FLI Class E,          Baa2       6,500                              6,356
5.7888% 1/10/13 (b)(e)

DLJ Commercial Mortgage Corp.     A2         2,740                              2,732
floater  Series 1998-STFA
Class A-3, 5.57% 12/8/00
(b)(e)

COMMERCIAL MORTGAGE
SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Equitable Life Assurance
Society of the United States
(The):

floater Series 174 Class D-2,     Baa2      $ 2,300                            $ 2,254
6.7063% 5/15/03 (b)(e)

sequential pay Series 174         Aaa        2,500                              2,606
Class A1, 7.24% 5/15/06 (b)

Federal Deposit Insurance
Corp. Remic Trust:

sequential pay Series 1994-C1     Aaa        588                                588
Class II-A2, 7.85% 9/25/25

sequential pay Series 1996-C1     Aaa        3,276                              3,294
Class 1A, 6.75% 7/25/26

FMAC Loan Receivables Trust       Aaa        1,910                              1,882
sequential pay Series 1998-C
Class A1 Notes, 5.99%
9/15/20 (b)

Franchise Loan Trust 1998-1       Aaa        3,536                              3,503
sequential pay Series 1998-I
Class A1 Notes, 6.24%
7/15/20 (b)

GS Mortgage Securities Corp.
II Series 1999-GSFL II:

Class E, 7.0475% 11/13/13         Baa2       2,900                              2,887
(b)(e)

Class F, 7.6634% 11/13/13         Baa3       2,900                              2,856
(b)(e)

Kidder Peabody Acceptance         Aaa        238                                238
Corp. I sequential pay
Series 1993-M1 Class A-2,
7.15% 4/25/25

Nomura Asset Securities Corp.     -          2,006                              2,007
floater  Series 1994 MD-II
Class A-6, 6.2025% 7/7/03 (e)

Nomura Depositor Trust            Baa2       5,400                              4,974
floater Series 1998-ST1A
Class A-4, 5.8263% 2/15/34
(b)(e)

Resolution Trust Corp.            Aaa        2,209                              2,209
sequential pay  Series 1995
C-1 Class A2C, 6.9% 2/25/27

Structured Asset Securities       A3         4,874                              4,854
Corp. floater  Series
1998-C2A Class C, 5.3425%
1/25/13 (b)(e)

TOTAL COMMERCIAL MORTGAGE                                                        67,063
SECURITIES
(Cost $67,814)

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 1.3%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Korean Republic 8.75% 4/15/03     Baa3      $ 4,310                            $ 4,531
(f)

Ontario Province:

5.75% 11/7/00 (f)                 Aa3        2,740                              2,746

euro:

global 6.125% 6/28/00 (f)         Aa3        2,700                              2,721

8.5% 2/28/01 (f)                  Aa3        2,500                              2,601

TOTAL FOREIGN GOVERNMENT AND                                                    12,599
GOVERNMENT AGENCY OBLIGATIONS
(Cost $12,652)

SUPRANATIONAL OBLIGATIONS -
1.6%



African Development Bank:

7.75% 12/15/01                    Aa1        5,090                              5,331

9.3% 7/1/00                       Aa1        10,270                             10,703

TOTAL SUPRANATIONAL OBLIGATIONS                                                 16,034
(Cost $16,396)

CASH EQUIVALENTS - 5.6%

                                             MATURITY AMOUNT (000S)

Investments in repurchase                    $ 55,207                           55,184
agreements  (U.S. Government
obligations), in a  joint
trading account at 4.95%,
dated 4/30/99 due 5/3/99
(Cost $55,184)

TOTAL INVESTMENT IN                                                             $ 984,340
SECURITIES - 100%
(Cost $987,002)


LEGEND

(a) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $112,958,000 or 11.6% of net assets.

(c) Security purchased on a delayed delivery or when-issued basis.

(d) A portion of these securities were sold on a delayed delivery or when-issued basis.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS          S&P RATINGS

Aaa, Aa, A        62.9%  AAA, AA, A    60.7%

Baa               28.7%  BBB           28.4%

Ba                1.0%   BB            0.6%

B                 0.0%   B             0.0%

Caa               0.0%   CCC           0.0%

Ca, C             0.0%   CC, C         0.0%

                         D             0.0%

The percentage not rated by Moody's or S&P amounted to 0.7%.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $987,136,000. Net unrealized depreciation aggregated $2,796,000, of which $1,987,000 related to appreciated investment securities and $4,783,000 related to depreciated investment securities.

At April 30, 1999, the fund had a capital loss carryforward of approximately $164,017,000 of which $2,248,000, $18,091,000,
$55,095,000, $74,079,000, $6,241,000 and $8,263,000 will expire on
April 30, 2000, 2002, 2003, 2004, 2005 and 2006, respectively. Of the loss carryforwards expiring in 2000, 2002 and 2003, $2,248,000, $13,718,000, and $15,805,000, respectively, were acquired in a merger and are available to offset future capital gains of the fund to the extent provided by regulations.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                          APRIL
                                           30, 1999

ASSETS

Investment in securities, at                $ 984,340
value (including repurchase
agreements of $55,184) (cost
$987,002) - See accompanying
schedule

Commitment to sell securities   $ (16,259)
on a delayed delivery basis

Receivable for securities        16,353      94
sold on a delayed delivery
basis

Receivable for investments                   1,249
sold, regular delivery

Cash                                         473

Receivable for fund shares                   2,356
sold

Interest receivable                          10,324

Other receivables                            3

 TOTAL ASSETS                                998,839

LIABILITIES

Payable for investments          7,147
purchased Regular delivery

 Delayed delivery                14,460

Payable for fund shares          2,902
redeemed

Distributions payable            445

Accrued management fee           340

Other payables and accrued       233
expenses

 TOTAL LIABILITIES                           25,527

NET ASSETS                                  $ 973,312

Net Assets consist of:

Paid in capital                             $ 1,144,732

Distributions in excess of                   (3,226)
net investment income

Accumulated undistributed net                (165,626)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  (2,568)
(depreciation) on investments

NET ASSETS, for 112,152                     $ 973,312
shares outstanding

NET ASSET VALUE, offering                    $8.68
price and redemption price
per share ($973,312 (divided
by) 112,152 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                      YEAR
                                          ENDED APRIL 30, 1999

INVESTMENT INCOME                         $ 55,577
Interest

EXPENSES

Management fee                  $ 3,711

Transfer agent fees              1,668

Accounting fees and expenses     250

Non-interested trustees'         4
compensation

Custodian fees and expenses      45

Registration fees                52

Audit                            38

Legal                            19

Reports to shareholders          38

Miscellaneous                    3

 Total expenses before           5,828
reductions

 Expense reductions              (253)     5,575

NET INVESTMENT INCOME                      50,002

REALIZED AND UNREALIZED GAIN               (1,324)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities           (2,309)

 Delayed delivery commitments    94        (2,215)

NET GAIN (LOSS)                            (3,539)

NET INCREASE (DECREASE) IN                $ 46,463
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED  APRIL 30, 1999  YEAR ENDED  APRIL 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 50,002                    $ 55,294
income

 Net realized gain (loss)         (1,324)                     (2,546)

 Change in net unrealized         (2,215)                     6,400
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       46,463                      59,148
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (48,878)                    (54,671)
from net investment income

Share transactions Net            597,154                     337,273
proceeds from sales of shares

 Reinvestment of distributions    43,453                      49,278

 Cost of shares redeemed          (473,668)                   (504,130)

 NET INCREASE (DECREASE) IN       166,939                     (117,579)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       164,524                     (113,102)
IN NET ASSETS

NET ASSETS

 Beginning of period              808,788                     921,890

 End of period (including        $ 973,312                   $ 808,788
distributions in excess  of
net investment income of
$3,226  and $4,027,
respectively)

OTHER INFORMATION
Shares

 Sold                             68,556                      38,753

 Issued in reinvestment of        4,989                       5,662
distributions

 Redeemed                         (54,377)                    (57,922)

 Net increase (decrease)          19,168                      (13,507)


FINANCIAL HIGHLIGHTS

YEARS ENDED APRIL 30             1999     1998     1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 8.700  $ 8.660  $ 8.720  $ 8.720  $ 9.080
of period

Income from Investment            .507 B   .546 B   .558 B   .579     .344
Operations Net investment
income

Net realized and unrealized       (.030)   .033     (.061)   (.020)   (.156)
gain (loss)

Total from investment             .477     .579     .497     .559     .188
operations

Less Distributions

From net investment income        (.497)   (.539)   (.552)   (.504)   (.430)

Return of capital                 -        -        (.005)   (.055)   (.118)

Total distributions               (.497)   (.539)   (.557)   (.559)   (.548)

Net asset value, end of period   $ 8.680  $ 8.700  $ 8.660  $ 8.720  $ 8.720

TOTAL RETURN A                    5.62%    6.86%    5.86%    6.52%    2.17%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 973    $ 809    $ 922    $ 1,048  $ 1,304
(in millions)

Ratio of expenses to average      .66% C   .70%     .70%     .69%     .69%
net assets

Ratio of expenses to average      .65% D   .70%     .70%     .68% D   .69%
net assets after expense
reductions

Ratio of net investment           5.83%    6.26%    6.41%    6.37%    6.37%
income to average net assets

Portfolio turnover rate           133%     117%     104%     151%     113%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Short-Term Bond Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940 (the 1940 Act), as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after

2. OPERATING POLICIES -
CONTINUED

DELAYED DELIVERY TRANSACTIONS -
CONTINUED

the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $1,232,688,000 and $1,097,518,000, respectively, of which U.S. government and government agency obligations aggregated
$805,483,000 and $689,692,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .43% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, has entered into a sub-advisory agreement(effective January 1, 1999) with Fidelity Investments Money Management, Inc. (FIMM), a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. EXPENSE REDUCTIONS.

Effective June 27, 1998, FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .65% of the funds average net assets. For the period, the reimbursement reduced expenses by $190,000.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $11,000 and $52,000, respectively, under these arrangements.

6. PROPOSED REORGANIZATION.

The Board of Trustees of the fund has approved an Agreement and Plan of Reorganization ("Agreement") between the fund and Spartan Short-Term Bond Fund ("Reorganization"). The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Spartan Short-Term Bond Fund in exchange solely for the number of shares of the fund having the same aggregate net asset value as the outstanding shares of Spartan Short-Term Bond Fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of Spartan Short-Term Bond Fund. A Special Meeting of Shareholders ("Meeting") of Spartan Short-Term Bond Fund will be held on June 16, 1999 to vote on the Agreement. A detailed description of the proposed transaction and voting information was sent to shareholders of Spartan Short-Term Bond in April, 1999. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about June 24, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Fidelity Short-Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Short-Term Bond Fund (a fund of Fidelity Fixed-Income Trust) at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Short-Term Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   June 10, 1999

DISTRIBUTIONS

A total of 12.41% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

PROXY VOTING RESULTS

A special meeting of the fund's shareholders was held on April 14, 1999. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

               # OF               % OF
               VOTES CAST         VOTES CAST

RALPH F. COX
Affirmative    3,458,976,159.98   96.453

Withheld       127,217,620.15     3.547

TOTAL          3,586,193,780.13   100.000

PHYLLIS BURKE DAVIS
Affirmative    3,457,456,499.03   96.410

Withheld       128,737,281.10     3.590

TOTAL          3,586,193,780.13   100.000

ROBERT M. GATES
Affirmative    3,456,005,508.38   96.370

Withheld       130,188,271.75     3.630

TOTAL          3,586,193,780.13   100.000

EDWARD C. JOHNSON 3D
Affirmative    3,455,489,223.63   96.355

Withheld       130,704,556.50     3.645

TOTAL          3,586,193,780.13   100.000

E. BRADLEY JONES
Affirmative    3,450,609,301.20   96.219

Withheld       135,584,478.93     3.781

TOTAL          3,586,193,780.13   100.000

DONALD J. KIRK
Affirmative    3,459,411,034.58   96.465

Withheld       126,782,745.55     3.535

TOTAL          3,586,193,780.13   100.000

 PETER S. LYNCH
Affirmative    3,457,634,804.46   96.415

Withheld       128,558,975.67     3.585

TOTAL          3,586,193,780.13   100.000

               # OF               % OF
               VOTES CAST         VOTES CAST

WILLIAM O. MCCOY
Affirmative    3,460,201,580.15   96.487

Withheld       125,992,199.98     3.513

TOTAL          3,586,193,780.13   100.000

GERALD C. MCDONOUGH
Affirmative    3,451,463,777.17   96.243

Withheld       134,730,002.96     3.757

TOTAL          3,586,193,780.13   100.000

MARVIN L. MANN
Affirmative    3,460,821,601.80   96.504

Withheld       125,372,178.33     3.496

TOTAL          3,586,193,780.13   100.000

ROBERT C. POZEN
Affirmative    3,457,264,705.36   96.405

Withheld       128,929,074.77     3.595

TOTAL          3,586,193,780.13   100.000

THOMAS R. WILLIAMS
Affirmative    3,453,385,559.21   96.297

Withheld       132,808,220.92     3.703

TOTAL          3,586,193,780.13   100.000

PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

                # OF            % OF
                VOTES CAST      VOTES CAST

Affirmative    392,158,550.37   90.059

Against        6,460,645.41     1.484

Abstain        36,825,570.50    8.457

TOTAL          435,444,766.28   100.000

PROPOSAL 3

To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.*

                     # OF              % OF
                     VOTES CAST        VOTES CAST

Affirmative         3,159,952,348.89   88.591

Against             149,972,028.80     4.204

Abstain             256,991,780.81     7.205

TOTAL               3,566,916,158.50  100.000

Broker Non-Votes    19,277,621.63

PROPOSAL 4

To adopt a new fundamental investment policy for the fund permitting the fund to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.

                # OF            % OF
                VOTES CAST      VOTES CAST

Affirmative    347,013,300.02   79.692

Against        30,248,041.92    6.946

Abstain        58,183,424.34    13.362

TOTAL          435,444,766.28   100.000

PROPOSAL 5

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.

               # OF             % OF
               VOTES CAST       VOTES CAST

Affirmative    367,913,720.55   84.491

Against        19,941,351.54    4.580

Abstain        47,589,694.19    10.929

TOTAL          435,444,766.28   100.000

PROPOSAL 6

To approve an amended sub-advisory agreement with FMR U.K. to provide investment advice and research services or investment management services, and to allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the Investment Company Act of 1940.

               # OF             % OF
               VOTES CAST       VOTES CAST

Affirmative    359,024,481.44   82.450

Against        28,029,080.06    6.437

Abstain        48,391,204.78    11.113

TOTAL          435,444,766.28   100.000

PROPOSAL 7

To approve an amended sub-advisory agreement with FMR Far East to provide investment advice and research services or investment management services, and to allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the Investment Company Act of 1940.

               # OF             % OF
               VOTES CAST       VOTES CAST

Affirmative    355,745,090.63   81.697

Against        29,617,515.00    6.802

Abstain        50,082,160.65    11.501

TOTAL          435,444,766.28   100.000

PROPOSAL 8

To eliminate certain fundamental investment policies of the fund.

                # OF            % OF
                VOTES CAST      VOTES CAST

Affirmative    335,790,601.96   77.114

Against        38,344,618.90    8.806

Abstain        61,309,545.42    14.080

TOTAL          435,444,766.28   100.000

PROPOSAL 9

Diversification - To amend the fundamental diversification limitation to exclude "securities of other investment companies" from issuer diversification limits.

               # OF             % OF
               VOTES CAST       VOTES CAST

Affirmative    339,019,613.84   77.856

Against        36,940,510.84    8.483

Abstain        59,484,641.60    13.661

TOTAL          435,444,766.28   100.000

PROPOSAL 10

Underwriting - To clarify and standardize the language of the fundamental investment limitation concerning underwriting.

               # OF             % OF
               VOTES CAST       VOTES CAST

Affirmative    342,221,736.40   78.591

Against        32,961,493.83    7.570

Abstain        60,261,536.05    13.839

TOTAL          435,444,766.28   100.000

PROPOSAL 11

Concentration - To clarify and standardize the language of the fundamental investment limitation concerning industry concentration.

                # OF            % OF
                VOTES CAST      VOTES CAST

Affirmative    340,361,263.63   78.164

Against        36,600,793.14    8.405

Abstain        58,482,709.51    13.431

TOTAL          435,444,766.28   100.000

*DENOTES TRUST-WIDE PROPOSALS AND VOTING RESULTS.

OF SPECIAL NOTE

INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)
TOUCHTONE XPRESS
1-800-544-5555

PRESS

1  For mutual fund and brokerage trading.
2  For quotes.*
3  For account balances and holdings.
4  To review orders and mutual fund activity.
5  To change your PIN.
*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)
FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

INVESTMENT ADVISER

Fidelity Management & Research Company Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Management & Research (U.K.) Inc., London, England

Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

Fidelity Investments Money
 Management, Inc. (FIMM)
Merrimack, NH

OFFICERS

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Fred L. Henning Jr., Vice President

Dwight D. Churchill, Vice President

Andrew J. Dudley, Vice President

Stanley N. Griffith, Assistant Vice President

Eric D. Roiter, Secretary

Richard A. Silver, Treasurer

Matthew N. Karstetter, Deputy Treasurer

John H. Costello, Assistant Treasurer

Leonard M. Rush, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

E. Bradley Jones *

Donald J. Kirk *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead

Abigail P. Johnson

* INDEPENDENT TRUSTEES

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

The Bank of New York
New York, NY

FIDELITY'S TAXABLE BOND FUNDS

Capital & Income

Ginnie Mae

Government Income

High Income

Intermediate Bond

Intermediate Government Income

International Bond

Investment Grade Bond

New Markets Income

Short-Term Bond

Spartan(registered trademark)  Government Income

Spartan Investment Grade Bond

Spartan Short-Term Bond

Strategic Income

Target TimelineSM 1999, 2001 & 2003

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions  1-800-544-7777

Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)

TouchTone Xpress(registered trademark)(AUTOMATED GRAPHIC)
1-800-544-5555

(AUTOMATED GRAPHIC) AUTOMATED LINE FOR QUICKEST SERVICE